EXHIBIT 10.17

                                  A$400,000,000
                     Syndicated Senior Secured Debt Facility
                                    Agreement

                              Date: April 23, 1999

                        AUSTAR Entertainment Pty Limited
                                    Borrower

              Each Company specified as a Guarantor in Schedule 1
                                   Guarantor

          Each Financial Institution specified as a Bank in Schedule 2
                                      Bank

                       Chase Securities Australia Limited
                                 Facility Agent

                       Chase Securities Australia Limited
                                 Security Agent



                           (C) Copyright Clayton Utz


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                                TABLE OF CONTENTS
Clause                                                                      Page

1.       DEFINITIONS AND INTERPRETATION                                        1

1.1      Definitions                                                           1
1.2      Interpretation                                                       14
1.3      Joint and several liability                                          15
1.4      Debenture Stock Trust Deed                                           15
1.5      Specified Rate                                                       15
1.6      Dual lender                                                          15

2.       THE FACILITY                                                         16

2.1      Facilities                                                           16
2.2      Banks' Commitments                                                   17
2.3      Several obligations                                                  17
2.4      Several interests                                                    17
2.5      Purpose                                                              17
2.6      Termination                                                          17
2.7      Nature of Borrower's rights and obligations hereunder                18
2.8      Voting                                                               18

3.       CONDITIONS PRECEDENT                                                 18

3.1      Conditions precedent to the first Utilisation                        18
3.2      Conditions precedent to all Utilisations                             19
3.3      Waiver                                                               20
3.4      Condition Precedent to all Tranche 2 Utilisations                    20
3.5      Agent not liable                                                     20
3.6      Agent satisfied                                                      20

4.       UTILISATIONS 20

4.1      Notice                                                               20
4.2      Contents of Utilisation Notice                                       20
4.3      Requirements of Utilisation Notice                                   21
4.4      Agent Notify Banks                                                   21
4.5      Making of Advances                                                   21
4.6      Disbursement                                                         21
4.7      Facility Agent's right to vary                                       21

5.       COMMITMENTS                                                          22

5.1      Tranche 1 Commitments                                                22
5.2      Tranche 2 Commitments                                                22
5.3      Voluntary Cancellation                                               22
5.4      Reduction consequent on Repayment or Prepayment                      22
5.5      Limitations 22

                                                                             (i)
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                                TABLE OF CONTENTS
Clause                                                                      Page

6.       REPAYMENT AND PREPAYMENTS                                            23

6.1      Repayment of Tranche 1 Advances and Tranche 2 Advances               23
6.2      Recalculation of Repayments                                          23
6.3      Repayment Instructions                                               23
6.4      Voluntary Prepayment                                                 23
6.5      Facility Agent to notify Banks                                       24
6.6      Mandatory Prepayment                                                 24
6.7      Date for Prepayment                                                  25
6.8      General provisions relating to prepayment                            25

7.       INTEREST                                                             25

7.1      Interest Periods                                                     25
7.2      Restrictions on Selection                                            25
7.3      Calculation of Interest                                              26
7.4      Payment of Interest                                                  26

8.       INTEREST ON OVERDUE AMOUNTS                                          26

8.1      Payment of Interest                                                  26
8.2      Accrual of Interest                                                  26

9.       BILL RELIQUIFICATION                                                 27

9.1      Drawing of Bills                                                     27
9.2      Attorney                                                             27
9.3      Appointment Revoked                                                  27
9.4      Indemnity                                                            27
9.5      Notice                                                               27

10.      FEES                                                                 28

10.1     Commitment Fee                                                       28
10.2     Arrangement/Underwriting Fee                                         28
10.3     Establishment Fee                                                    28
10.4     Agency Fees                                                          28
10.5     Ratio Range                                                          28

11.      PAYMENTS                                                             29

11.1     Payment to Security Agent                                            29
11.2     Time and place                                                       29
11.3     Merger                                                               29
11.4     Conversion of Foreign Currency receipts to Dollars                   29
11.5     Costs of Conversion                                                  30


                                                                            (ii)
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                                TABLE OF CONTENTS
Clause                                                                      Page

11.6     Application                                                          30
11.7     Foreign Currency indemnity                                           30
11.8     Insufficient payment                                                 31
11.9     Anticipatory payments                                                31
11.10    Rounding                                                             31

12. TAXES 31

12.1     No deduction for Taxes and no set-off or counterclaim                31
12.2     Payment net of Taxes                                                 32
12.3     Funding                                                              33
12.4     Termination                                                          33
12.5     Right to Prepay Individual Bank                                      33
12.6     Goods and Services Tax                                               33

13.      ILLEGALITY                                                           34

14.      INCREASED COST                                                       34

14.1     Obligation to Indemnify                                              34
14.2     Right to Prepay Individual Bank                                      35

15.      MITIGATION                                                           35

15.1     Mitigation                                                           35
15.2     Replacement of Bank                                                  36
15.3     Costs and Expenses                                                   36

16. REPRESENTATIONS AND WARRANTIES                                            36

16.1     General representations and warranties                               36
16.2     Information representations and warranties                           38
16.3     Corporate representations and warranties                             39
16.4     Representations and warranties repeated                              40

17.      UNDERTAKINGS                                                         40

17.1     Duration and Benefit                                                 40
17.2     Information                                                          40
17.3     Security Value                                                       43
17.4     Liabilities                                                          45
17.5     Use of Funds                                                         46
17.6     Dividends and Share Capital                                          46
17.7     Intellectual Property Rights                                         47
17.8     Insurance                                                            48
17.9     Licences                                                             48
17.10    Material Contracts                                                   49
17.11    Security Property                                                    49


                                                                           (iii)
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                                TABLE OF CONTENTS
Clause                                                                      Page

17.12    General undertakings                                                 50

18.      FINANCIAL COVENANTS                                                  52

18.1     Financial Covenants                                                  52
18.2     Compliance Certificate                                               53
18.3     Stamp Duty Certificate                                               53

19.      DEFAULT AND TERMINATION                                              53

19.1     Events of Default                                                    53
19.2     Facility Agent's rights upon Event of Default                        57

20.      GUARANTEE AND INDEMNITY                                              58

20.1     Guarantee                                                            58
20.2     Indemnity                                                            58
20.3     Performance of Obligations                                           58
20.4     Liability as Guarantor and indemnifier                               58
20.5     Principal obligation                                                 58
20.6     Absolute liability                                                   58
20.7     Unconditional liability                                              59
20.8     No obligation to gain consent                                        61
20.9     No marshalling                                                       61
20.10    Void or voidable transactions                                        61
20.11    Insolvency                                                           62
20.12    No set-off, counterclaim, etc.                                       62
20.13    Restriction on Guarantor's dealings                                  62
20.14    Release of Obligor                                                   63
20.15    Conditions precedent                                                 63
20.16    Claim on the Guarantors                                              63
20.17    Subrogation                                                          63
20.18    General waiver by Guarantors                                         63
20.19    Judgment                                                             64

21.      ADDITIONAL GUARANTORS AND SECURITY                                   64

21.1     Additional Guarantors                                                64
21.2     Security                                                             64
21.3     Additional Security                                                  65

22.      RELEASE OF GUARANTORS AND SECURITY                                   65
22.1     Guarantors                                                           65
22.2     Assets                                                               65
22.3     Conditions for Release                                               66


                                                                            (iv)


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                                TABLE OF CONTENTS
Clause                                                                      Page

22.4     Release of Group Members                                             66
22.5     Restructure of Group                                                 67

23.      INDEMNITY                                                            67

24.      AGENTS                                                               67

24.1     Appointment                                                          67
24.2     Relationships                                                        67
24.3     Communications                                                       68
24.4     Instructions of Majority                                             68
24.5     Amendment                                                            68
24.6     No need for inquiries                                                69
24.7     Delegation                                                           69
24.8     Agent not bound to Enquire                                           69
24.9     Default                                                              69
24.10    Agents as Banks                                                      70
24.11    Agent's dealings                                                     70
24.12    Notices and reports                                                  70
24.13    Not responsible                                                      70
24.14    Indemnity                                                            71
24.15    Observe laws                                                         71
24.16    Replacement                                                          71
24.17    No authority                                                         72
24.18    Security Agent as Trustee                                            72
24.19    Permitted Lease Transaction                                          73

25.      SET-OFF                                                              73

26.      PRO RATA SHARING                                                     73

27.      EXPENSES AND STAMP DUTIES                                            74

27.1     Expenses                                                             74
27.2     Stamp duties                                                         75

28.      ASSIGNMENTS AND CONFIDENTIALITY                                      75

28.1     Successors and assigns                                               75
28.2     Assignments by the Borrower                                          75
28.3     Banks                                                                75
28.4     Substitution                                                         76
28.5     Increased Costs and Illegality                                       76
28.6     Sub-participation                                                    77
28.7     Stock Certificates                                                   77
28.8     Related Entities                                                     77
28.9     Confidentiality                                                      78
28.10    Bond Issue or Refinancing                                            78


                                                                             (v)

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                                TABLE OF CONTENTS
Clause                                                                      Page

29.      GOVERNING LAW AND JURISDICTION                                       79

29.1     Governing law                                                        79
29.2     Jurisdiction                                                         79

30.      MISCELLANEOUS                                                        79

30.1     Certificate of Agent                                                 79
30.2     Notices                                                              79
30.3     Continuing obligation                                                80
30.4     Settlement conditional                                               80
30.5     Indemnities                                                          80
30.6     Further assurance                                                    80
30.7     Attorney                                                             80
30.8     Severability of provisions                                           81
30.9     Remedies cumulative                                                  81
30.10    Waiver                                                               81
30.11    Consents and approvals                                               81
30.12    Written waiver, consent and approval                                 81
30.13    Time of essence                                                      82
30.14    Consultants fees                                                     82
30.15    Moratorium legislation                                               82
30.16    Binding on each signatory                                            82
30.17    Counterparts                                                         82
30.18    Proceeds Account                                                     82

31.      NO REPRESENTATION BY OR RELIANCE ON THE BANK OR AGENT                82

32.      REVIEW                                                               83

SCHEDULE 1 - ORIGINAL GUARANTORS                                              84

SCHEDULE 2 - BANKS                                                            86

SCHEDULE 3 - LICENCES                                                         88

SCHEDULE 4 - DOCUMENTARY CONDITIONS PRECEDENT                                 89

SCHEDULE 5 - FORMS OF UTILISATION NOTICE                                      91

SCHEDULE 6 - ACCESSION AGREEMENT                                              92

SCHEDULE 7 - SUBSTITUTION CERTIFICATE                                         94

SCHEDULE 8 - NOTICE FROM UIH                                                  99


                                                                            (vi)
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                                TABLE OF CONTENTS
Clause                                                                      Page

SCHEDULE 9 - COMPLIANCE CERTIFICATE                                          100

SCHEDULE 10 - FORM OF STAMP DUTY CERTIFICATE                                 102

SCHEDULE 11 - MATERIAL CONTRACTS                                             103

SCHEDULE 12 - PERMITTED LEASE TRANSACTION                                    104


                                                                           (vii)

FACILITY AGREEMENT made at on 1999 at am/pm

BETWEEN AUSTAR ENTERTAINMENT PTY LIMITED, ACN 068 104 530 of Level 29, AAP Centre, 259 George Street, Sydney, New South Wales (the "Borrower")

AND EACH COMPANY SPECIFIED AS A GUARANTOR in Schedule 1 (each an "Original Guarantor")

AND               EACH FINANCIAL INSTITUTION SPECIFIED AS A BANK in Schedule 2
                  (each a "Bank")

AND CHASE SECURITIES AUSTRALIA LIMITED, ACN 002 888 011 of Level 35, AAP Centre, 259 George Street, Sydney, New South Wales as facility agent for the Banks (in this capacity the "Facility Agent")

AND CHASE SECURITIES AUSTRALIA LIMITED, ACN 002 888 011 of Level 35, AAP Centre, 259 George Street, Sydney, New South Wales as security agent and trustee for the Banks (in this capacity the "Security Agent")

RECITALS

A. At the request of the Borrower and the Guarantors the Banks have agreed, subject to the terms of this Agreement, to provide the facilities described herein to the Borrower.



B. The Guarantors confirm that they enter into this Agreement for valuable consideration and that the provision of the guarantee contained in this Agreement is in their best interests and will give rise to a commercial benefit for them.

THE PARTIES AGREE:

1.       DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this Agreement:

         "A$200 Million Syndicated Senior Secured Debt Facility Agreement" means the agreement so entitled dated 31 July 1997 between the Borrower, the Guarantors, the Banks (as defined therein) and the Security Agent.

         "Access Agreement" means:

         (a) one or more shareholders' agreements between Austar Satellite Ventures Pty Limited ACN 082 617 829, the Borrower, Satellite Platform Investments Pty Limited ACN 083 164 505, Optus Network Pty Limited ACN 008 570 330, Optus Vision Pty Limited ACN 066 518 821 and Satellite Platform Pty Limited or another joint venture company;

                                                                              1.

         (b) one or more service agreements in respect of the satellite platform to be between Satellite Platform Pty Limited or the relevant joint venture entity and a member of the Group; and

         (c)      one  or  more   contribution  agreements  in  respect  of  the
                  satellite platform parties.

         "Accession  Agreement" means an agreement  substantially in the form of
         Schedule 6 made pursuant to clause 21.1.

         "Accounts" means from time to time:

         (a) the latest audited consolidated annual accounts of CTV and STV;

         (b) the latest audited notionally consolidated annual accounts of the Group;

         (c) the latest audited consolidated semi-annual accounts of CTV and STV;

         (d)        the  latest  audited  notionally  consolidated   semi-annual
                    accounts of the Group;

         (e)        the  latest  unaudited   consolidated   monthly   management
                    accounts of the Group; and

         (f) any other audited or unaudited consolidated or unconsolidated accounts (if any) of the Group or any member thereof, delivered or required to be delivered to the Facility Agent pursuant to this Agreement, or such of those accounts as the context requires.

         "Additional Guarantor" means any entity which becomes a party hereto as a Guarantor pursuant to an Accession Agreement.

         "Advance" means:

         (a) when designated "Tranche 1" or "Tranche 2" the principal amount of each borrowing under this Agreement from the Tranche 1 Commitments or the Tranche 2 Commitments respectively or the principal amount of such borrowing outstanding from time to time, as the context requires (collectively the "Tranche 1 Advances" and the "Tranche 2 Advances");

         (b) without any such designation, a Tranche 1 Advance or a Tranche 2 Advance as the context requires, and "Advances" without any such designation means some or all of the Tranche 1 Advances and/or the Tranche 2 Advances as the context requires.

         "Adverse Title Retention Arrangement" means any title retention arrangement entered into with any person in connection with the acquisition of goods in the course of business on terms that the vendor's title is or may be retained in respect of any goods which have been paid for in full.

                                                                              2.

         "Agent" means:

         (a) when designated "Facility Agent", Chase Securities Australia Limited or any of its successors pursuant to clause 24.16;

         (b) when designated "Security Agent", Chase Securities Australia Limited or any of its successors pursuant to any relevant provision of any of the Securities; and

         (c) without any such designation, the Facility Agent or the Security Agent, as the context requires, and "Agents" without any such designation means one or more of the Facility Agent and the Security Agent, as the context requires.

         "Amortisation Schedule" means the schedule of dates and payments set out in clause 6.1.

         "Availability Period" means the period from the date of this Agreement to:

         (a) when designated "Tranche 1", close of business in Sydney 90 days after the date of this Agreement;

         (b) when designated "Tranche 2", close of business in Sydney on 30 June 2002, or such later date as all the Banks may agree in writing on or after the date hereof.

         "Bank" means each of the following:

         (a) each bank or other financial institution whose name is set out in Schedule 2;

         (b) each bank or other financial institution to which rights and/or obligations under this Agreement are assigned or transferred pursuant to clause 28;

         (c)      any successor or successors in title to any of the  foregoing,


         provided that upon (i) termination in full of all the Commitments of any Bank, and (ii) irrevocable payment in full of all amounts which may be or become payable to such Bank under the Transaction Documents, such Bank shall not be regarded as being a Bank for the purposes of determining whether any provision of any of the Transaction Documents requiring consultation with or the consent or approval of or instructions from the Banks or the Majority Banks has been complied with (together the "Banks").

         "Banking Day" means a day (not being a Saturday or Sunday) on which banks are open for business generally in Sydney and Melbourne.

         "Bill" means a bill of exchange within the meaning given to the expression "bill of exchange" in the Bills of Exchange Act 1909 of the Commonwealth of Australia, but does not include a cheque or payment order, and any reference to the drawing, acceptance, indorsement or other dealing of or with a Bill refers to a drawing, acceptance, indorsement or other dealing within the meaning of that Act.

                                                                              3.

         "Bill Rate" in relation to each Interest Period means the rate (expressed as a percentage per annum) which is the average of the bid rates shown at approximately 11.00 am on page "BBSY" on the Reuters Monitor System on the first day of that Interest Period for a term equal to the duration of that Interest Period (or if that Interest Period is subject to. 4. marginal adjustment, for a term equal to the duration of the Interest Period prior to such adjustment) provided that if such rate is no longer available or, in the opinion of the Facility Agent such rate becomes inappropriate, unfair or incapable of application, the Bill Rate shall mean the rate reasonably determined by the Facility Agent to be the appropriate equivalent rate having regard to prevailing market conditions.

         "Chase" means The Chase Manhattan Bank, ARBN 074 112 011.

         "Commitment" in relation to a Bank means:

         (a) when designated "Tranche 1" or "Tranche 2", the amount appearing and designated as such against that Bank's name in
                  Schedule 2 or in the Substitution Certificate or other document by which it became a party to or acquired rights under this Agreement (collectively the "Tranche 1 Commitments" and the "Tranche 2 Commitments";

          (b) without any such designation, a Bank's Tranche 1 Commitment or Tranche 2 Commitment, as the context requires,

          in each case as reduced or increased pursuant to clause 5.4 or by substitution or transfer pursuant to clause 28 and any Substitution Certificates to which such Bank is party, and to the extent not cancelled, reduced or terminated under this Agreement (collectively the "Total Commitments").

          "Compliance Certificate" means a certificate in the form of Schedule 9 signed by two members of the Board of Directors of the Borrower stating that the financial covenants listed in clause 18.1 and the representations and warranties listed in clause 16 are true and correct and, when given at the end of the financial year, will be based on audited Accounts.

         "Controller"   has  the   meaning  given  in  section   419(1)  of  the
         Corporations Law.

         "CTV" means CTV Pty. Limited, ACN 064 416 128.

         "Debentures" means the perpetual, subordinated, convertible debentures issued by CTV or STV, as the case may be.

         "Debenture Stock Trust Deed" means the deed so entitled dated 2 April 1997 entered into by, amongst others, the Security Agent and the Borrower.

         "Dollar" or "$" means the lawful currency for the time being of the Commonwealth of Australia.

         "EBITDA" means, on a consolidated basis for any period, cash revenue minus:

         (a)      all corporate overhead;

                                                                              4.

         (b)      all  scheduled  licence  and  service  fees  and   programming
                  payments; and

         (c) all operating expenses except depreciation, amortisation (including programming amortisation), interest expenses, other non-cash charges, income taxes accrued for such period, extraordinary abnormal and non recurring gains or losses, and gains or losses from the sale of assets to the extent such items are included in operating expenses.

         "Encumbrance" means any mortgage, charge, pledge, lien, encumbrance, security interest, title retention, preferential right, security trust arrangement, contractual right of set-off or any other security agreement or arrangement in favour of any person.

         "Equipment" means receiving equipment consisting of antennae, down converters, satellite dishes, set-top boxes, ancillary equipment and installation costs.

         "Equity Contribution" means the amount contributed as cash to CTV and/or STV by UIH Australia/Pacific, Inc. or a Related Body Corporate of UIH Australia/Pacific, Inc. (in the form of equity, Subordinated Debt or other type of financial accommodation acceptable to the Facility Agent) which has been used or which is available to be used for the purpose of purchasing Equipment and for working capital purposes calculated from 16 March 1999, but does not include any amounts contributed pursuant to the Equity Contribution Agreement or clause 3.1(f).

         "Equity Contribution Deed" means the deed so entitled between the Borrower and UIH Asia/Pacific Communications Inc. dated on or about the date of this Agreement.

         "Event of Default" means any of the events set out or referred to in clause 19 as an Event of Default.

         "Event of Insolvency" means:

         (a)      a  receiver,   manager,   receiver   and   manager,   trustee,
                  administrator, Controller or similar officer is appointed in respect of an Obligor or any asset of an Obligor;

         (b) a liquidator or provisional liquidator is appointed in respect of any Obligor;

         (c) any application (not being an application withdrawn or dismissed within 7 days or an application which the Facility Agent agrees is frivolous or vexatious and will be dismissed) is made to a court for an order, or an order is made, or a meeting is convened, or a resolution is passed, for the purpose of:

                  (i)      appointing a person  referred to in paragraphs (a) or
                           (b);
                  (ii)     winding up an Obligor; or
                  (iii) proposing or implementing a scheme of arrangement in respect of an Obligor;

         (d) a moratorium of any debts of an Obligor or an official assignment or a composition or an arrangement (formal or

                                                                              5.

                  informal) with an Obligor's creditors or any similar proceeding or arrangement by which the assets of an Obligor are subjected conditionally or unconditionally to the control of an Obligor's creditors is ordered, declared or agreed to, or is applied for and the application is not withdrawn or dismissed within 7 days;

         (e) an Obligor becomes, or admits in writing that it is, or is declared to be, is deemed under any applicable law to be, insolvent or unable to pay its debts;

         (f) any writ of execution, garnishee order, mareva injunction or similar order, attachment, distress or other process is made, levied or issued against or in relation to any asset of an Obligor in respect of a claim greater than $100,000.

         "Excess Cash Flow" means, for any financial year, all cash inflows during that period of the Group from whatever source (not including cash proceeds from new equity and Subordinated Debt issues), less all cash outflows during that period of the Group (including debt amortisation in accordance with the Amortisation Schedule but excluding any payments made pursuant to clause 17.6), determined on a consolidated basis and based on audited accounts.

         "Excluded Taxes" means any Taxes imposed by any jurisdiction on the overall net income of a Bank but not Taxes:

         (a) which are calculated on or by reference to the gross amount of any payments (without the allowance of any deduction) derived under this Agreement or any Transaction Document or any other document referred to in this Agreement or a Transaction Document by the Bank; or

         (b) which are imposed as a result of the Bank being considered a resident of or organised or doing business in that jurisdiction solely as a result of it being a party to this Agreement or a Transaction Document or any transaction contemplated by this Agreement or a Transaction Document.

         "Facility" means:

         (a)      when  designated  "Tranche  1  Facility",   the  A$200,000,000
                  amortising cash advance facility referred to in clause 2.1(a);

         (b)      when  designated  "Tranche  2  Facility",   the  A$200,000,000
                  amortising cash advance facility referred to in clause 2.1(b); and

         (c)      without  any such  designation,  the Tranche 1 Facility or the
                  Tranche  2  Facility  as  the  context   requires,

         and "the Facilities" means the Tranche 1 Facility and the Tranche 2 Facility taken together.

         "Financial Liability" means present or future, actual or contingent indebtedness in respect of financial accommodation, credit or hedging

                                                                              6.

         arrangements, finance leases or hire purchase arrangements or any guarantee or other assurance in respect of any such indebtedness.

         "financial year" means a calendar year ending on 31 December.

         "Foreign Currency" means the currency for the time being of any country other than the Commonwealth of Australia.

         "Funding Bank" means Chase or Toronto Dominion Australia Limited, ACN 004 958 020.

         "Funding and LC Bank Agreement" means each document so named entered into between the Funding Bank and an LC Bank.

         "Group" means the Borrower, CTV and STV and each Subsidiary of the Borrower, CTV or STV.

         "GST" means any goods and services tax, consumption tax, value added tax or any similar tax, impost or duty imposed by any law of the Commonwealth of Australia or any State or Territory of Australia (whether in force before or coming into force after the date of this Agreement).

         "Guarantor"  means each entity  identified as an Original  Guarantor in
         Schedule 1 and each Additional Guarantor (together the "Guarantors").

         "Hedging Agreements" means any interest rate or currency hedging agreement entered into between the Borrower and a Bank (or its affiliate).

         "Information Memorandum" means the memorandum dated February 1999 prepared by the Facility Agent on the basis of information supplied by the Obligors to assist the Facility Agent in obtaining persons to provide financial accommodation pursuant to the Facility and containing information, financial and otherwise, regarding Obligors.

         "Insolvency Provision" means any law relating to insolvency, sequestration, liquidation or bankruptcy (including any law relating to the avoidance of conveyances in fraud of creditors or of preferences and any law under which a liquidator or trustee in bankruptcy may set aside or avoid transactions) and any provision of any agreement, arrangement or scheme, formal or informal, relating to the administration of any of the assets of any person.

         "Intended Obligations" means any payment or other act the making or doing of which would have formed part of the Obligations but for a circumstance referred to in clause 20.7(c).

         "Interest Expense" means all Senior Debt interest and financing costs, whether paid as cash or accrued as a liability on all direct, contingent (including imputed interest on capital equipment lease obligations), and other permitted indebtedness of the Group, determined on a consolidated basis less any interest revenue earned by the Group during that period.

         "Interest Period" means each period determined in accordance with clause 7.1.

                                                                              7.

         "LC Bank" means any person, other than a Bank, who has or hereafter enters into a Funding and LC Bank Agreement with the Funding Bank.

         "Licence" means each of the licences listed in Schedule 3.

         "Long Range Plan" means the long term financial model prepared by the Borrower dated 8 January 1999 and contained in the Information Memorandum certified as such by 2 directors of the Borrower, or any revised version of such model, agreed by the Facility Agent acting on instructions from the Majority Banks to be the Long Range Plan for the purposes of this Agreement.

         "Majority Banks" means at any time:

         (a) whilst no Advance is outstanding, a Bank or Banks the aggregate of whose Commitments at the relevant time represent by value more than 66-2/3% of the Total Commitments at such time; or

         (b) if an Advance is then outstanding, a Bank or Banks the aggregate of whose participation in the Advances outstanding at such time represent by value more than 66-2/3% of the aggregate of all the Advances.

         "Material Adverse Effect" means any effect which is, or is reasonably likely:

         (a)    to be materially adverse to:

                  (i) the ability of CTV, STV or the Borrower to perform its material obligations under any of the Transaction Documents to which it is a party; or
                  (ii) the ability of any Obligor (except CTV, STV or the Borrower) toperform its material obligations under any of the Transaction Documents to which it is a party and which are material to the Group as a whole; or
                  (iii) the business, assets, financial condition of the Borrower or of the Group taken as a whole; and/or

         (b) (where the context so admits) to result in any of the Transaction Documents not being legal, valid and binding on, and enforceable substantially in accordance with its material terms against, any party (other than a Bank, the Facility Agent or the Security Agent) to that Transaction Document and/or (in the case of any of the Securities) not providing to the Security Agent for itself and on behalf of the Banks, perfected, enforceable security over the assets to be covered by that Security, in a manner and to an extent reasonably considered by the Majority Banks to be materially adverse to their interests under the Transaction Documents.

         "Material Contract" means:

         (a)       each document referred to in Schedule 11; and

         (b)      each  other  contract  entered  into by a member  of the Group
                  after  the  date  of  this  Agreement   which  is  of  similar

                                                                              8.

                  importance to the net cash flow or operation of the business of the Group as the contracts listed in paragraph (a) of this definition and which the Facility Agent (acting on the instructions of the Majority Banks) designates to be a Material Contract by notice to the Borrower.

         "Net Proceeds" means the consideration received by any member or members of the Group in respect of the disposal to a person not in the Group of any member of the Group or of all or any part of the business, undertaking or assets of any member of the Group (including the amount of any intercompany debt repaid to continuing members of the Group), after deduction of all Taxes applicable on, or to any gain resulting from, the disposal and of all reasonable costs, fees, expenses and the like properly incurred by continuing members of the Group in arranging and effecting that disposal.

         "Obligations" means all the liabilities of the Borrower or any Guarantor to the Agents and the Banks under or by reason of any Transaction Document and, without limiting the generality of the foregoing, includes any liabilities which:

         (a)       are liquidated or unliquidated;

         (b)       are present, prospective or contingent;

         (c) are in existence before or come into existence upon or after the date of this document;

         (d) relate to the payment of money or the performance or omission of any act;

         (e)       sound in damages only; or

         (f)       accrue as a result of an Event of Default,

         and irrespective of:

                  (i) whether the Borrower or any other Obligor is liable or obligated solely, or jointly and severally with another person;
                  (ii) the circumstances in which the Banks come to be owed each liability or obligation and in which each liability or obligation came to be secured by this document, including, without limitation any assignment of any liability or obligation or of this document; or
                  (iii) the capacity in which the Borrower, any other Obligor and the Banks come to owe or to be owed such liability or obligation.

         "Obligor" means a several reference to the Borrower, each Guarantor, any other member of the Group which has been required to enter into (whether or not it has yet entered into) any Accession Agreement and/or Security and, when used in clause 20, also means any person from whom a Guarantor, but for any provision of this Agreement, would be entitled to seek contribution in respect of money paid or payable by virtue of the guarantee contained herein (together the "Obligors").

                                                                              9.

         "Original Securities" means:

         (a) Deed of Fixed and Floating Charge in favour of the Security Agent over the whole of the assets and undertakings of the Borrower and the Original Guarantors (other than CTV) which are located in Queensland, dated 2 April 1997;

         (b) Deed of Fixed and Floating Charge in favour of the Security Agent over the whole of the assets and undertakings of CTV which are located in Queensland, dated 2 April 1997;

         (c) Deed of fixed and Floating Charge in favour of the Security Agent over the whole of the assets and undertakings of the Borrower and the Original Guarantors which are located in jurisdictions other than Queensland, South Australia, Western Australia and Tasmania, dated 2 April 1997;

         (d) Deed of Fixed and Floating Charge in favour of the Security Agent over the whole of the assets and undertakings of the Borrower and the Original Guarantors which are located in South Australia and Tasmania, dated 2 April 1997;

         (e) Deed of Fixed and Floating Charge over the whole of the assets and undertakings of the Borrower and the Original Guarantors which are located in Western Australia, dated 2 April 1997;

         (f)       the Share Mortgage;

         (g)       Deed of  Charge  (Property  Situated in South  Australia  and
                   Tasmania)   dated  31  December   1998   between   Wollongong
                   Microwave  Pty Limited  and the Security Agent; and

         (h) Deed of Charge (Property Situated in Jurisdictions other than Queensland, South Australia, Western Australia and Tasmania) dated 31 December 1998 between Wollongong Microwave Pty Limited, Chippawa Pty Limited, Ilona Investments Pty Limited and the Security Agent.

         "Permitted Lease Transaction" means a sale and lease-back transaction of the kind referred to in Schedule 12 or any replacement of Schedule 12 which is approved by the Facility Agent acting on the instructions of all of the Banks.

         "Potential Event of Default" means any event which, with the giving of notice, lapse of time, satisfaction of a condition or any determination would be likely to constitute an Event of Default.

         "Prescribed Rate" for each Interest Period means the aggregate of the Bill Rate in relation thereto and the Utilisation Margin.

         "Proportion" means the amount of a Bank's participation in an Advance in the proportion (applied to the requested amount of the Advance) which its Commitment bearing the same Tranche designation as such

                                                                             10.

         Advance bears to the amount of the Total Commitments having such designation.

         "Quarterly Date" means, in any year, 31 March, 30 June, 30 September and 31 December.

         "Ratio Range" on any date means the amount of Total Debt divided by actual EBITDA for the last quarter annualised period.

         "Related Body Corporate" has the meaning given in section 9 of the Corporations Law, but on the basis that "Subsidiary" for the purposes of that definition has the meaning given in this Agreement.

         "Repayment Date" means each repayment date specified in clause 6.1.

         "Salstel Holdings" means Salstel Media Holdings Pty Limited, ACN 072 016 383.

         "Salstel Investments" means Salstel Media Investments Pty Limited, ACN 072 016 132.

         "Securities" means the Original Securities together with any other security held by the Security Agent as agent of the Banks at any time for the due performance, observance and fulfilment of the Obligations, and "Security" means each or any one of them as the context requires.

         "Security Property" means any property subject to a Security.

         "Senior  Debt" means all direct and  contingent  borrowings  (excluding
         non-financial   corporate  guarantees)  of  the  Group  which  are  not
         subordinated.

         "Share Mortgage" means the Deed of Mortgage of Securities in favour of the Security Agent dated 1 July 1997 granted by Salstel Holdings, Salstel Investments and UIH Austar, Inc. in respect of the whole of the share capital in CTV and STV and certain other property.

         "Specified Rate" means the aggregate of the Prescribed Rate and 2% per annum.

         "Stamp Duty Certificate" means a certificate in the form of Schedule 10 signed by an authorised officer of the Borrower as to the location and value of the Security Property.

         "Stock" means debenture stock issued under the Debenture Stock Trust Deed.

         "STV" means STV Pty Limited, ACN 065 312 450.

         "Subordinated Debt" means any indebtedness the payment of which is subordinated to the Senior Debt.

         "Subsidiary" in relation to any person, has the meaning given in the Corporations Law but so that:

                                                                             11.

         (a) an entity will also be deemed to be a Subsidiary of a company if it is controlled by that company (expressions used in this paragraph have the meanings given for the purposes of Parts
                  3.6 and 3.7 of the Corporations Law);

         (b) a trust may be a Subsidiary, for the purposes of which any units or other beneficial interests will be deemed shares; and

         (c) a corporation or trust may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation.

         A  determination  by any auditors of the Borrower for the time being as
         to   whether  an entity  is a  Subsidiary  of  another  entity  will be evidence of the same until the contrary is proved.

         "Substitution Certificate" means a certificate in the form of Schedule 7 completed and entered into in accordance with clause 28.4, and references to "substitutes" shall be construed as references to persons becoming party to this Agreement pursuant to Substitution Certificates.

         "Tax" and "Taxes" mean all income tax, stamp duty and other taxes, levies, imposts, deductions, charges and withholdings plus interest thereon and penalties, if any, and charges, fees or other amounts made on or in respect thereof and "Taxation" shall be construed accordingly.

         "Termination Date" means the earlier of:

         (a)       (i)    when designated "Tranche 1 Termination Date", 31 March
                          2006;
                  (ii)    when designated "Tranche 2 Termination Date", 31 March
                          2006;

                  or in each case such other date as is agreed in writing between the Facility Agent (acting on the instructions of all Banks) and the Borrower; and

         (b)      such  earlier  date  on   which  the  Facility  is  terminated
                  or cancelled in accordance with this Agreement.

         "Total Debt" means Senior Debt plus Subordinated Debt.

         "Total Subscribers" means, on a day, the subscription revenue for the most recently ended month divided by the greater of:

         (a)      the average monthly residential customer revenue per home; or

         (b)      $35.95,

         as certified to the Facility Agent by two of the Borrower's directors on a monthly basis.

                                                                             12.

         "Transaction Document" means:

         (a) this agreement (together with each Accession Agreement and Substitution Certificate);

         (b)      each Hedging Agreement;

         (c) the Debenture Stock Trust Deed and each Stock issued under that deed;

         (d)      each Security;

         (e)      the Equity Contribution Deed;

         (f)      the Tripartite Agreement;

         (g) each other document to which any Obligor (on the one hand) and an Agent or a Bank (on the other hand) are parties at any time that:

                  (i) relates to any money that is declared by that documen to be part of the Obligations; or
                  (ii)    is  expressed to be, or  is agreed by the said parties
                          to  be,  a  Transaction  Document  for   the  purposes
                          hereof;

         (h)      the Funding and LC Bank Agreements; and

         (i) any other document which is, or which is expressed to be, collateral or supplemental to any other document that is then a Transaction Document.

         "Tripartite Agreement" means the agreement so entitled between the Borrower, the Facility Agent and UIH Asia/Pacific Communications Inc. dated on or about the date of this Agreement.

         "Utilisation" means:

         (a)      when   designated   "Tranche  1  Utilisation"  or  "Tranche  2
                  Utilisation", a utilisation under this Agreement of the Tranche 1 Facility or the Tranche 2 Facility respectively;

         (b) without any such designation, a utilisation of the Tranche 1 Facility or the Tranche 2 Facility, as the context requires.

         "Utilisation Date" means the date on which an Advance is made or, where the context requires, is proposed to be made.

         "Utilisation Margin" means the percentage per annum determined in accordance with clause 10.5.

         "Utilisation Notice" means a notice given under clause 4 in respect of an Advance.

                                                                             13.

1.2      Interpretation

         In this Agreement unless the context indicates a contrary intention:

         (a) the expression "person" includes an individual, the estate of an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

         (b) a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

         (c) a reference to any Transaction Document however described or to any other document includes the Transaction Document or other document as amended, novated, supplemented, varied or replaced from time to time;

         (d) a reference to any legislation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

         (e) words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

         (f)      headings  are  for   convenience   only  a nd  do  not  affect
                  interpretation;

         (g) a reference to a clause or Schedule is a reference to a clause or Schedule of this Agreement;

         (h) where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

         (i) where the day on or by which any sum is payable or any act, matter or thing is to be done is a day other than a Banking Day, that sum will be paid and such act, matter or thing will be done on the immediately preceding Banking Day;

         (j) all accounting terms used have the meaning given to those terms under accounting principles and practices generally accepted in Australia from time to time;

         (k) representations, warranties, covenants, undertakings and agreements made or given in favour of the Agents in their capacity as Agents enure for the benefit of and, subject to the Transaction Documents, be capable of enforcement by the Banks and each of them; and

         (l) a reference to a law includes an Australian or applicable foreign law, regulation, rule, directive or policy of any government or regulatory authority whether or not having the force of law.

                                                                             14.

1.3      Joint and several liability

         The obligations of the Guarantors under this Agreement will bind each of them severally and every 2 or more of them jointly and unless the context indicates a contrary intention, the expression "Guarantors" will be deemed to include any person who has guaranteed, or in the future guarantees to the Agents and the Banks the due performance of the whole or any part of the Obligations.

1.4      Debenture Stock Trust Deed

         This Agreement and each of the Transaction Documents as defined in this Agreement are "Transaction Documents" for the purposes of the Debenture Stock Trust Deed.

1.5      Specified Rate

         A reference to the Specified Rate in the Securities is agreed to be a reference to the Specified Rate as defined in clause 1.1.

1.6      Dual lender

         (a) The Borrower, the Guarantors, the Facility Agent, the Security Agent and each Bank acknowledge and agree that the Commitment of ABN AMRO Australia Limited and ABN AMRO Bank N.V., Australian Branch, as Banks, is one and the same Commitment made by them jointly and severally. Where ABN AMRO Australia Limited and ABN AMRO Bank N.V., Australian Branch are obliged to provide an Advance, which of them actually provides that Advance will be determined by ABN AMRO Australia Limited in its absolute discretion.

         (b) Each reference in any Transaction Document to a "Bank" in relation to an Advance will, so far as that reference relates to ABN AMRO Australia Limited and ABN AMRO Bank N.V., Australian Branch be deemed to be a reference to whichever of ABN AMRO Bank N.V., Australian Branch or ABN AMRO Australia Limited has actually provided that Advance. Each other reference in any Transaction Document to a "Bank" will, so far as that reference relates to ABN AMRO Australia Limited and ABN AMRO Bank N.V., Australian Branch be deemed to be a reference to either or both of ABN AMRO Australia Limited and ABN AMRO Bank N.V., Australian Branch, as the context requires.

         (c) Unless otherwise agreed in writing, all payments in respect of fees are to be made for the account of ABN AMRO Australia Limited and all payments to ABN AMRO Australia Limited, as a Bank in respect of an obligation to pay ABN AMRO Bank N.V., Australian Branch will satisfy, to the extent of that payment, the obligation to pay ABN AMRO Bank N.V., Australian Branch.

         (d) A consent from, a communication to or by, or the exercise of a discretion by, one of ABN AMRO Bank N.V., Australian Branch or ABN AMRO Australia Limited in its capacity as a Bank will bind the other of them as a Bank.

                                                                             15.

         (e) A payment to ABN AMRO Bank N.V., Australian Branch, in respect of an obligation to pay ABN AMRO Australia Limited will satisfy, to the extent of that payment, the obligation to pay ABN AMRO Australia Limited and a payment to ABN AMRO Australia Limited, in respect of an obligation to pay ABN AMRO Bank N.V., Australian Branch, shall satisfy, to the extent of that payment the obligation to pay ABN AMRO Bank N.V., Australian Branch.

         (f) Any additional costs and expenses incurred by ABN AMRO Bank N.V., Australian Branch, or ABN AMRO Australia Limited as a result of ABN AMRO Bank N.V., Australian Branch, and ABN AMRO Australia Limited providing Advances instead of just ABN AMRO Bank N.V., Australian Branch or ABN AMRO Australia Limited providing those Advances will be borne by ABN AMRO Bank N.V., Australian Branch and ABN AMRO Australia Limited and will not be passed on to the Borrower.

         (g) This clause 1.6 applies for so long as ABN AMRO Australia Limited is a wholly owned subsidiary of ABN AMRO Bank N.V.. If ABN AMRO Australia Limited ceases to be a wholly owned subsidiary of ABN AMRO Bank N.V. or if ABN AMRO Bank N.V. elects that ABN AMRO Australia Limited will not provide future Advances and notifies the Borrower of that election:

                  (i) this clause 1.6 ceases to apply to any Advances after the date of that cessation or election;
                  (ii) ABN AMRO N.V., Australian Branch will provide its Commitment and each Advance previously provided by ABN AMRO Australia Limited; and
                  (iii) ABN AMRO N.V., Australian Branch, will do all things and execute all documents (at its cost) to give effect to sub-clauses (i) and (ii).

2.       THE FACILITY

2.1      Facilities

         Subject to the terms of this Agreement and in reliance upon the representations and warranties set out in clause 16, the Banks grant to the Borrower the following facilities:

         (a) Tranche 1 Facility: a cash advance facility whereby the Banks, when requested by the Borrower pursuant to a Utilisation Notice, during the Tranche 1 Availability Period, will make Tranche 1 Advances in an aggregate amount which will not exceed the Tranche 1 Commitments; and

         (b) Tranche 2 Facility: a cash advance facility whereby the Banks, when requested by the Borrower pursuant to a Utilisation Notice, during the Tranche 2 Availability Period, will make Tranche 2 Advances in an aggregate amount which will not exceed the Tranche 2 Commitments.

                                                                             16.

2.2      Banks' Commitments

         No Bank is obliged to participate in the making of a Tranche 1 Advance or a Tranche 2 Advance if to do so would cause the aggregate of its participation in Tranche 1 Advances or Tranche 2 Advances (as the case may be) outstanding under this Agreement to exceed its Tranche 1 Commitment or its Tranche 2 Commitment (as the case may be).

2.3      Several obligations

         The obligations of each Bank under this Agreement and each Transaction Document are several. The failure of a Bank to perform its obligations under this Agreement or a Transaction Document shall not relieve any other Bank, the Agents or an Obligor of any of its respective obligations or responsibilities under this Agreement or the Transaction Documents. The Agents shall not be responsible for the obligations of any Bank (except for its own obligations, if any, as a Bank), nor shall any Bank be responsible for the obligations of any other Bank.

2.4      Several interests

         The interests of the Agents and each Bank under this Agreement and each Transaction Document are several. The amounts due to the Facility Agent on its own account, the Security Agent on its own account and to each Bank under this Agreement or a Transaction Document constitutes a separate and independent debt.

2.5      Purpose

         (a)      The Facilities will be used as follows:

                  (i) the Tranche 1 Facility will be used for the purpose of repaying in full the moneys owing pursuant to the A$200 Million Syndicated Senior Secured Debt Facility Agreement and thereafter for the purchase and installation of Equipment and working capital requirements; and
                  (ii) the Tranche 2 Facility will be used for the purpose of implementing the Long Range Plan, including but not limited to purchasing and installing Equipment and working capital requirements.

         (b) The Facilities will not be used for any other purpose than that described in clause 2.5(a).

2.6      Termination

         (a)      The Tranche 1 Facility terminates on the Tranche 1 Termination
                  Date.

         (b)      The Tranche 2 Facility terminates on the Tranche 2 Termination
                  Date.

                                                                             17.

2.7      Nature of Borrower's rights and obligations hereunder

         (a) (Borrower as Agent): Each Obligor (other than the Borrower) by its execution of this Agreement or an Accession Agreement irrevocably authorises the Borrower on its behalf to give all notices and instructions under the Transaction Documents, to execute on its behalf any Accession Agreement and to make such agreements capable of being given or made by any Obligor relating to the Transaction Documents notwithstanding that they may affect such Obligor, without further reference to or the consent of such Obligor.

         (b) (Borrower's acts binding): Every act, omission, agreement, undertaking, settlement, waiver, notice o r other communication given or made by the Borrower under this Agreement, or in connection with this Agreement, (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under this Agreement) shall be binding for all purposes on all other Obligors as if the other Obligors had expressly concurred with the same. In the event of any conflict between any notices or other communications of the Borrower and any other Obligor, those of the Borrower shall prevail.

2.8       Voting

         (a) When the Funding Bank enters into a Funding and LC Bank Agreement, it may notionally divide any or all of its Commitments and/or participation in the Advances into separate amounts to reflect each LC Bank's Commitment (as defined in the relevant Funding and LC Bank Agreement) and may vote or abstain from voting, with respect to any such separate amount, on any matter separately and differently from its vote or abstention with respect to any other such separate amount on such matter.

         (b)      LC Banks may attend any meeting of Banks.

         (c) Subject to clause 28.3(a), if a Bank assigns its participation in some or all of the Advances to another person pursuant to clause 28.3(c), it may vote or abstain from voting the participation in these Advances separately and differently from its vote or abstention with respect to its remaining participation in any Advances.

3.       CONDITIONS PRECEDENT

3.1      Conditions precedent to the first Utilisation

         The obligations of each Bank under this Agreement are subject to the conditions precedent that:

         (a) (Finance Documents): the Facility Agent has received original copies of this Agreement and the Securities, duly executed by the Borrower and the Original Guarantors, together with an undertaking by the Borrower (which it hereby gives) that it will pay all applicable stamp duty, including further stamp duty on the Securities when, and if, required;

                                                                             18.

         (b)      (Documents):  the  Facility  Agent  has  received  all  of the
                  documents   listed  in  Schedule  4  in  form  and   substance
                  satisfactory to it;

         (c) (Fees): all fees referred to in clauses 10.2, 10.3 and 10.4 and all other fees and expenses owing to the Banks and their consultants have been paid, other than those disputed in good faith or confirmation that the Borrower will pay simultaneously with the first Utilisation those fees and expenses;

         (d) (Total Subscribers): the Facility Agent has received evidence in the form of a statement from two directors of the Borrower, that the Group has achieved and maintains a minimum Total Subscribers level of 280,000;

         (e)      (Indenture):   the  Facility   Agent  has  received  a  notice
                  substantially   in  the   form   of   Schedule   8  from   UIH
                  Australia/Pacific, Inc.;

         (f) (Equity): the Facility Agent has received evidence satisfactory to it that UIH Asia/Pacific Inc. has contributed $2,500,000 in cash to CTV and/or STV (in the form of equity, Subordinated Debt or other type of financial accommodation acceptable to the Facility Agent) in respect of adverse foreign exchange movements in the first quarter of 1999;

         (g) ( Compliance Certificate): the Facility Agent has received a Compliance Certificate; and

         (h) (Stamp Duty Certificate): the Facility Agent has received a Stamp Duty Certificate.

3.2      Conditions precedent to all Utilisations

         The obligations of the Facility Agent and each Bank in respect of each Utilisation are subject to the Facility Agent being satisfied that both at the date of the relevant Utilisation Notice and at the Utilisation
         Date:

         (a) (Representations and warranties true): the representations and warranties listed in clause 16 are true and correct and will be correct immediately after the making of the Advance;

         (b) (No Event of Default): no Event of Default or Potential Event of Default is subsisting or will result from the making of the Advance;

         (c)      (No  Material Adverse  Effect):   no event has  occurred which
                  would have a Material Adverse Effect;

         (d) (No Change in Law): no change has occurred in applicable laws or regulations which would have a Material Adverse Effect; and

         (e) (Further Guarantees and Security): all Accession Agreements and Securities required by the terms of this Agreement to be entered into on or before such Utilisation Date have been or will on such Utilisation Date be duly executed and delivered to the Facility Agent together with all other documents required to be delivered to the Facility Agent in relation thereto.

                                                                             19.

3.3       Waiver

         The conditions precedent listed in clauses 3.1 and 3.2 may be waived by the Facility Agent when so instructed by:

         (a)     all Banks, in relation to clause 3.1; and

         (b)     the Majority Banks, in relation to clause 3.2.

3.4      Condition Precedent to all Tranche 2 Utilisations

         The obligations of the Facility Agent and each Bank in respect of each Tranche 2 Utilisation are subject to the Facility Agent being satisfied that at the relevant date of the Tranche 2 Utilisation Notice the amount of the Equity Contribution is at least 50% of the aggregate of the amount of Tranche 2 Advances outstanding and the amount requested in the Tranche 2 Utilisation Notice.

3.5      Agent not liable

         The Facility Agent shall be deemed to be satisfied with the form and substance of a document under clause 3.1(b) if to the Facility Agent the document appears on its face to conform with its description and the Facility Agent shall not be liable for any cost, loss damage or expense suffered or incurred by any person as a result of its being so satisfied.

3.6      Agent satisfied

         The Facility Agent will be deemed to be satisfied that the conditions precedent to Utilisations referred to in clauses 3.2 and 3.4 have been met if, prior to each Utilisation Date, the Facility Agent receives from the Borrower a written notice certifying that the relevant conditions precedent have been met and information in support of that certification and the information appears, on its face, to support the certification made.

4.       UTILISATIONS

4.1      Notice

         The Borrower may request a Utilisation under the Facility on a Banking Day by giving written notice of its intention to do so to the Facility Agent.

4.2      Contents of Utilisation Notice

         Each Utilisation Notice for an Advance shall be in the form of Schedule 5 and shall specify:

         (a) whether the Utilisation is a Tranche 1 Advance or a Tranche 2 Advance;

                                                                             20.

         (b) the amount of the Utilisation (which shall not be less than $5,000,000 and must be an integral multiple of $1,000,000);

         (c) the proposed Utilisation Date which must be a Banking Day prior to expiration of the applicable Availability Period;

         (d) the proposed duration of its (or its first) Interest Period (which must be of either 1, 2, 3 or 6 months duration);

         (e)      payment instructions; and

         (f) such other particulars as the Facility Agent may from time to time require.

4.3      Requirements of Utilisation Notice

         Each Utilisation Notice shall:

         (a) be received by the Facility Agent 3 clear Banking Days before the proposed Utilisation Date;

         (b) be signed by a person duly authorised by the Borrower to do so;

         (c)      be irrevocable; and

         (d) not be given until the conditions precedent to a Utilisation have been satisfied or waived.

4.4      Agent Notify Banks

         Promptly after its receipt of a Utilisation Notice the Facility Agent shall notify each Bank.

4.5      Making of Advances

         Subject to the terms of this Agreement, each Bank shall, on the Utilisation Date, make available to the Facility Agent its Proportion in Dollars for the account of the Borrower. All such amounts shall be made available to the Facility Agent in accordance with clause 11 for disbursement to or to the order of the Borrower in accordance with the provisions of this Agreement.

4.6      Disbursement

         Amounts received by the Facility Agent under clause 4.5 or 5.1 shall be applied by it in accordance with the payment instructions specified in the relevant Utilisation Notice.

4.7      Facility Agent's right to vary

         Without limitation to the rights and powers vested in it under this Agreement, the Facility Agent may vary any of the times at or by which

                                                                             21.

         any act, matter or thing is to be done under this clause 4 if it determines that such a variation is necessary or desirable to ensure the effective operation of the Facility. Any such variation shall be binding on all parties to this Agreement.

5.       COMMITMENTS

5.1      Tranche 1 Commitments

         Any part of the Tranche l Commitments not borrowed hereunder before expiry of the Tranche 1 Availability Period shall be cancelled automatically at close of business in Sydney on such expiry.

5.2      Tranche 2 Commitments

         Any part of the Tranche 2 Commitments not drawn hereunder before expiry of the Tranche 2 Availability Period shall be cancelled automatically at close of business in Sydney on such expiry.

5.3      Voluntary Cancellation

         The Borrower may, on giving not less than 30 days' prior written notice to the Facility Agent (which shall promptly give notice of the same to the Banks), cancel or reduce any of the Tranche 1 Commitments or the Tranche 2 Commitments in whole or in part specified by the Borrower without incurring any penalty or other cost, provided that such cancellation or reduction may only be effected to the extent of the amount of the applicable Commitments undrawn on that date and the applicable Commitments of each Bank must be reduced pro rata. Any such notice by the Borrower shall be irrevocable and shall specify the relevant Commitments being cancelled, the date upon which the reduction is to become effective and the amount of the reduction.

5.4      Reduction consequent on Repayment or Prepayment

         (a) The Commitments shall be reduced (such reduction being applied pro rata as between all the Tranche 1 Commitments and/or the Tranche 2 Commitments as the case may be), by the amount of any repayment or prepayment of any Tranche 1 Advance or Tranche 2 Advance made pursuant to clauses 6.1, 6.4 and 6.6.

         (b) An individual Bank's Tranche 1 Commitment and Tranche 2 Commitment shall be reduced by the amount of any prepayment of that Bank's participation in any. 22. Tranche 1 Advance or Tranche 2 Advance (as the case may be) made pursuant to any other provision of this Agreement.

5.5      Limitations

         Save as expressly provided, any amount of the Total Commitments cancelled or otherwise extinguished under this Agreement may not be reinstated. Save as expressly provided neither the Total Commitments nor any constituent part thereof may be reduced or cancelled under this Agreement.

                                                                             22.

6.       REPAYMENT AND PREPAYMENTS

6.1      Repayment of Tranche 1 Advances and Tranche 2 Advances

         At the end of the Tranche 2 Availability Period, the Facility Agent will calculate the repayment instalments for each Repayment Date specified below having regard to the outstanding Advances. The amount to be repaid on each Repayment Date will be calculated so that the remaining Advances outstanding after such repayment are equal to the amount of Advances outstanding on the last day of the Availability Period multiplied by the percentage set out opposite the relevant date.

         Repayment Dates                                             %

         31 December 2002                                          96.50
         31 March 2003                                             93.00
         30 June 2003                                              87.75
         30 September 2003                                         82.50
         31 December 2003                                          77.25
         31 March 2004                                             72.00
         30 June 2004                                              63.50
         30 September 2004                                         55.00
         31 December 2004                                          46.50
         31 March 2005                                             38.00
         30 June 2005                                              28.50
         30 September 2005                                         19.00
         31 December 2005                                          9.50
         31 March 2006                                               0


6.2      Recalculation of Repayments

         If during the period from the end of the Tranche 1 Availability Period or the Tranche 2 Availability Period (whichever is later) to the Tranche 1 Termination Date or the Tranche 2 Termination Date (whichever is later), the Borrower prepays any part of the Tranche 1 Advances or Tranche 2 Advances under any of clauses 6.4, 6.6, 6.7, 12.4, 13, 14.2 or 19, the Facility Agent will recalculate the repayment installments for each remaining Repayment Date by applying the amount of the prepayment pro rata against all remaining repayment instalments.

6.3      Repayment Instructions

         Upon completion of the calculations referred to in clauses 6.1 and 6.2, the Facility Agent will notify the Borrower in writing of the repayments required to be made by the Borrower in accordance with those calculations.

6.4      Voluntary Prepayment

         (a) The Borrower may prepay an Advance or part thereof on the last day of its current Interest Period on giving not less than 10 Banking Days' prior written notice to the Facility Agent.

                                                                             23.

         (b) Any notice of prepayment given by the Borrower is irrevocable and the Borrower is thereby bound to prepay in accordance with the notice.

         (c) Interest accrued on any amount prepaid under this Agreement shall be paid at the time of prepayment.

         (d)      Any  prepayment  is  permanent,   and  the  Facility  will  be
                  cancelled to the extent of the prepayment.

6.5      Facility Agent to notify Banks

         Promptly after its receipt of a notice of prepayment the Facility Agent shall notify each Bank of the prepayment, the date on which the prepayment is to be made and its pro rata share thereof.

6.6      Mandatory Prepayment

         (a) After the expiry of the Tranche 2 Availability Period, the Borrower will apply on an annual basis towards the repayment of the Facility, without limitation, 50% of the Excess Cash Flow for the preceding 12 month period. The amount to be prepaid will be calculated by the Facility Agent on receipt of the audited annual Accounts.

         (b) If any member of the Group or any of the assets, business or undertaking of any member of the Group are disposed of, the Borrower, unless the Majority Banks shall otherwise consent in writing, shall apply, or shall procure that there shall be applied, forthwith an amount equal to the Net Proceeds arising from the disposal, in or towards prepayment of the Utilisations in accordance with clause 6, provided that the foregoing shall not apply to Net Proceeds arising from:

                  (i) a disposal of trading stock in the ordinary course of trading; or
                  (ii) a disposal of assets not constituting trading stock which are to be replaced by other assets being acquired for use for like purposes and are so replaced within 3 months of the date of such disposal (save to the extent the Net Proceeds exceed the acquisition cost of those other assets); or
                  (iii) any disposal the consideration for which, when taken together with the consideration for any related disposals or recoveries, does not exceed $500,000 unless or until the aggregate thereof exceeds $5,000,000 in any 12 month period; or
                  (iv)     a Permitted Lease Transaction.

         (c) At any time during the term of the Facility, the Borrower must apply in prepayment of any Advances outstanding at the time all of the proceeds (in excess of replacement costs) of any property or casualty insurance, other than business interruption insurance.

                                                                             24.

6.7      Date for Prepayment

         If the Borrower becomes obliged to prepay or procure the prepayment of any amount under clause 6.6, the prepayment shall be made on the last day of the Interest Period relating to the Advance to be repaid.

6.8      General provisions relating to prepayment

         (a) The Facility Agent's certificate as to the repayments and date for repayments required to be made by the Borrower will be conclusive and binding on the Borrower and the Guarantors in the absence of manifest error on the face of the certificate.

         (b)      Amounts  repaid and prepaid in respect of the  Advances  under
                  any  provision  of  this   Agreement  may  not  be  reborrowed
                  hereunder.

7.       INTEREST

7.1      Interest Periods

         (a) Not later than 3 Banking Days before the commencement of each Interest Period in respect of an Advance, the Borrower will notify the Facility Agent whether the Interest Period for that Advance is to be of 1, 2, 3 or 6 months' duration (or such other period as the Facility Agent may agree to facilitate compliance with clause 7.2(a)).

         (b) The first Interest Period in relation to an Advance is the period commencing on the Utilisation Date for that Advance.

         (c) If the Borrower fails to select an Interest Period for an Advance in accordance with clause 7.1(a), the Interest Period shall be 3 months.

         (d) The term of each Interest Period is subject to such marginal adjustment as the Facility Agent in its discretion determines so that the first and last days of it are Banking Days and the final Interest Period in relation to a Facility terminates on the Termination Date for that Facility.

7.2      Restrictions on Selection

         (a) The Borrower shall, in relation to Advances drawn by it, select the duration of Interest Periods pursuant to clause 7.1 so as to ensure that:

                  (i) in relation to each Facility, no more than 5 different Interest Periods are current at any one time;

                  (ii) each date for repayment of part of the Facility will also be the last day of an Interest Period in relation to an amount at least equal to the amount due to be paid on such date; and

                  (iii)   that  no   Advance  shall  have  an  Interest   Period
                          expiring after the Termination Date.

                                                                             25.

         (b) If it appears to the Facility Agent in good faith that the requirements of paragraph (a) above will not be met by either the Borrower's selection of any Interest Period or the operation of clause 7.1(c), the Facility Agent, on behalf of and after consultation with the Borrower, shall select a different duration for such Interest Period.

7.3      Calculation of Interest

         (a) Interest on each Advance accrues daily and is to be computed on a daily basis on a year of 365 days. Interest is to be calculated from and including the first day of an Interest Period but excluding the last day of the Interest Period.

         (b) The rate of interest for each Advance for each Interest Period is the Prescribed Rate in relation thereto.

         (c) The Facility Agent's certificate as to the Prescribed Rate and the Specified Rate at any time will be conclusive and binding on the Borrower and the Guarantors in the absence of manifest error on the face of the certificate.

7.4      Payment of Interest

         (a) The Borrower will pay to the Facility Agent for the account of the Banks the accrued interest in relation to that Advance at the end of each Interest Period.

         (b) The Facility Agent will promptly distribute the interest received by it from the Borrower among the Banks in accordance with their Proportions with respect to that Advance.

8.       INTEREST ON OVERDUE AMOUNTS

8.1      Payment of Interest

         (a) The Borrower and the Guarantors will pay to the Facility Agent for the account of the Banks interest on all amounts due and payable by them under or in respect of this Agreement or the Securities and unpaid, including any interest payable under this clause.

         (b) The Facility Agent will distribute the interest received by it from the Borrower among the Banks in accordance with their Proportions with respect to that Advance.

8.2      Accrual of Interest

         date of actual payment, before and (as a separate and independent obligation but without duplication) after judgment, at the Specified Rate for successive 3 month periods (as if the same were 3 month Interest Periods) commencing on the date of default and, if not paid when due, shall itself bear interest in accordance with this clause.

                                                                             26.

9.       BILL RELIQUIFICATION

9.1      Drawing of Bills

         The Borrower agrees (at the relevant Bank's cost) to draw Bills in connection with any Advance made to it in the manner required by any Bank whenever requested by a Bank to do so except that:

         (a) the discounted value of those Bills when added to the aggregate discounted value of all other Bills drawn under this clause for the relevant Bank and which are outstanding at any time may not exceed that Bank's participation in all Advances which are outstanding;

         (b) the obligations of the Borrower as drawer or otherwise under those Bills are non-recourse.

9.2      Attorney

         The Borrower irrevocably appoints each Bank (severally) as its attorney to draw Bills in its name or on its behalf under clause 9.1 and agrees to ratify all action taken by any Bank as its attorney under this clause.

9.3      Appointment Revoked

         The requirement to draw Bills under clause 9.1 and the appointment under clause 9.2 will cease and be revoked without necessity for notice when all Advances are repaid. Nothing in clause 9.1 or 9.2 requires the Borrower or authorises any Bank as attorney to draw a Bill which matures after the Termination Date.

9.4      Indemnity

         Each Bank (severally) indemnifies the Borrower against loss, cost, expense or liability on any Bill drawn by the Borrower at the request of that Bank under clause 9.1 or drawn by that Bank under clause 9.2. Each Bank agrees to pay the costs of preparation of and all stamp duty on each Bill drawn at its request under this clause 9. Each indemnity in this clause 9.4 is a continuing obligation of each Bank (severally) and survives the termination of this Agreement or the repayment of any Bill drawn under this clause 9.

9.5      Notice

         On request from the Borrower through the Facility Agent (not more often than once each quarter) the Banks will notify the Borrower through the Facility Agent of the total face value of Bills outstanding at that time under this clause.

                                                                             27.

10.      FEES

10.1     Commitment Fee

         (a) The Borrower will pay in Dollars to the Facility Agent for distribution among the Banks pro rata to their respective Commitments, a commitment fee ("Commitment Fee") computed in accordance with clause 10.5 on the daily undrawn balance of the Commitments, during the period from and including the date of this Agreement until the expiry of the Availability Period.

         (b) Accrued Commitment Fee shall be payable quarterly in arrears from the date of this Agreement and also on any date on which the Total Commitments shall be terminated.

         (c) The Commitment Fee shall accrue from day to day and be calculated on the basis of a year of 365 days and for the actual number of days elapsed.

10.2     Arrangement/Underwriting Fee

         The Borrower must pay to the Facility Agent out of the proceeds of the First Utilisation of the Facility, the arrangement/underwriting fee as set out in a letter from the Facility Agent to the Borrower dated 1 September 1998 unless that fee or an equivalent fee has already been paid to the Facility Agent.

10.3     Establishment Fee

         The Facility Agent must pay each Bank (from the arrangement/underwriting fee paid pursuant to clause 10.2) an establishment fee upon first Utilisation of the Facility of an amount by reference to the terms set out in the Information Memorandum and the accompanying invitation letter from the Facility Agent to each Bank.

10.4     Agency Fees

         The Borrower must pay to the Facility Agent out of the proceeds of the First Utilisation of the Facility, an agency fee as set out in a letter from the Facility Agent to the Borrower dated 1 September 1998.

10.5     Ratio Range

         (a) Subject to paragraph (c) below, the Commitment Fee and the Utilisation Margin will be set in accordance with the Ratio Range for the most recent financial quarter as follows:

                  Ratio Range                         Commitment Fee     Utilisation Margin
                  Greater than 4.00                      0.90% pa              2.25% pa
                  Between 3.00 and 4.00 inclusive        0.80% pa              2.00% pa
                  Less than 3.00                         0.70% pa              1.75% pa

                                                                             28.

         (b) The Ratio Range will be calculated quarterly by the Facility Agent upon receipt of the relevant Accounts showing the results of the latest financial quarter. If the Ratio Range for the last quarter results in a change to the Utilisation Margin or Commitment Fee the Facility Agent will notify the Borrower and the Banks and the change will take effect from the date of delivery of the relevant Accounts to the Facility Agent.

         (c) If an Event of Default has occurred and while it subsists the Utilisation Margin will be 4.25% per annum.

         (d) From the date of this Agreement until first changed pursuant to sub-clause (b) above the Utilisation Margin is 2.25% per annum and the Commitment Fee is 0.90% per annum.

11.      PAYMENTS

11.1     Payment to Security Agent

         All payments to be made by any Obligor under any Transaction Document shall be paid to or to the order of the Security Agent, provided that the Security Agent hereby consents to all such payments being made to the Facility Agent in accordance with the terms of this Agreement until the Securities shall become enforceable and the Security Agent withdraws such consent by notice to the Facility Agent and the Obligors.

11.2     Time and place

         Subject to clause 11.1 all payments by any Obligor under any Transaction Document, or by any Bank under this Agreement (unless expressly provided otherwise in writing), are to be made to the Facility Agent in Dollars in immediately available funds not later than
         11.00 am local time on the due date to such accounts as the Facility Agent may from time to time designate.

11.3     Merger

         If the liability of any Obligor to pay any money the payment or repayment of which forms part of the Obligations becomes merged in any judgment or order, as an independent obligation the Obligor will pay to the Facility Agent on behalf of the Banks interest at the rate which is the higher of that payable under this Agreement and that fixed by or payable under such judgment or order.

11.4      Conversion of Foreign Currency receipts to Dollars

         (a) Notwithstanding the Obligor's obligation under clause 11.2 to make all payments in Dollars, if any payment is tendered to an Agent or a Bank under any Transaction Document in a Foreign Currency, the Agent or Bank, as the case may be, at its absolute discretion may accept payment in the Foreign Currency as tendered.

         (b) If any payment in a Foreign Currency is tendered to and accepted by an Agent or Bank, or if any funds are recovered by

                                                                             29.

                  an Agent or Bank under any Transaction Document in a Foreign Currency, the Agent or Bank as the case may be at its absolute discretion may actually or notionally convert such payment or funds to Dollars at such time or times as it sees fit and at such rate or rates as it is, or considers it would be, able to obtain in the market at the time of such conversion. The amount of Dollars actually or notionally received after such conversion will be applied in reduction of the Obligations.

11.5     Costs of Conversion

         The Borrower will pay to an Agent or a Bank all commissions and expenses involved in actually or notionally converting any payment or receipt in a Foreign Currency into Dollars.

11.6     Application

         Each payment received by any Agent for the account of another person pursuant to clause 11.1 or 11.2 shall:

         (a) in the case of a payment received for the account of the Borrower, be made available by that Agent to the Borrower by application, on the date of receipt:

                  (i) first, in or towards payment of any amounts then due and payable (and unpaid) by the Borrower under this Agreement; and

                  (ii) second, in payment to such account as the Borrower shall have properly designated for the purpose in the relevant Utilisation Notice or otherwise in writing; and

         (b) in the case of any other payment, be made available by the Agent to the person for whose account the payment was received on the date of receipt to such account of the person as that person shall have previously notified to the Agent for the purposes of this Agreement.

          The Facility Agent or the Security Agent (as the case may be) shall promptly distribute payments received for the account of the Banks among the Banks pro rata to their respective entitlements provided that the Facility Agent may deduct therefrom any amount due to the Facility Agent or the Security Agent pursuant to clause 11.8, 24.14 or 26.

11.7      Foreign Currency indemnity

          If Foreign Currency is received by an Agent or a Bank as a result of a court or tribunal order or as a result of a distribution under an Insolvency Provision, then as a separate, additional and continuing liability (notwithstanding such order or distribution) the Borrower will pay to the Agent or Bank any deficiency in the amount of Dollars actually received by the Agent or Bank resulting from any variation between:

          (a) the rate of exchange at which the amount of Foreign Currency was calculated for the purposes of the court or tribunal order or the distribution; and



                                                                             30.

         (b) the rate of exchange at which the Agent or Bank is able to purchase Dollars with the amount of Foreign Currency actually received by the Agent or Bank.

11.8     Insufficient payment

         If an amount required to be paid to the Facility Agent under this Agreement is not paid in full when due, the Facility Agent may apportion such amount between principal, interest, commission, fees, charges and other amounts payable under this Agreement in such manner as it may determine and any such determination shall be binding on each party hereto.

11.9     Anticipatory payments

         The Facility Agent will not be obliged to make a payment to a Bank or the Borrower out of any sum which it is expecting to receive for the account of the Bank or the Borrower until it has been able to establish that it has received the sum. The Facility Agent may elect to make such payment, whereupon to the extent such payment is made but the Facility Agent does not receive the sum when due in whole or in part:

         (a) each person to which such payment was made shall, on request by the Facility Agent, immediately refund it to the Facility Agent;

         (b) if the person who has failed to pay the sum when due is an Obligor, interest payable by the Obligor on the amount of the sum not paid when due and not refunded under clause 11.9(a) shall, notwithstanding any other provision of this Agreement, belong to the Facility Agent absolutely; and

         (c) if the person who has failed to pay the sum is a Bank, the Bank will pay interest on the amount of the sum not paid when due and not refunded under clause 11.9(a) at a rate determined by the Facility Agent to be equal to its cost of funds.

         The provisions of this clause are without prejudice to any rights which any person may have against the party who fails to pay any sum.

11.10    Rounding

         In making any payment under this Agreement, the Facility Agent may round amounts to the nearest dollar.

12.      TAXES

12.1     No deduction for Taxes and no set-off or counterclaim

         All payments by the Obligors under any Transaction Document, whether of principal, interest or other amounts due thereunder, shall be:

         (a)       free of any set-off or counterclaim; and

                                                                             31.

         (b) without deduction or withholding for any present or future Taxes unless the Obligor is compelled by law to deduct or withhold the same.

12.2     Payment net of Taxes

         If:

         (a) an Obligor is legally compelled to make any deduction or with-holding on account of Taxes (other than Excluded Taxes);

         (b) an Agent is legally compelled to make any deduction or withholding on account of Taxes (other than Excluded Taxes) from any payment to a Bank;

         (c) a Bank does not receive a payment to which it is entitled under this Agreement or a Transaction Document free and clear of Taxes (other than Excluded Taxes);

         (d) a Bank or an Agent is obliged to pay any Taxes in respect of a payment made or to be made by an Obligor under this Agreement or a Transaction Document (other than Excluded Taxes); or

         (e)      a Bank is  obliged,  in  respect  of  financial  accommodation
                  ("Funding") raised or proposed to be raised by the Bank to permit or facilitate its participation in an Advance:

                  (i) to make any additional payments as a result of any deduction or withholding from any payment or repayment which the Bank is obliged to make in respect of the Funding (other than in respect of Excluded Taxes); or

                  (ii) to pay any Taxes (other than Excluded Taxes) as a result of or in connection with the Funding or any payment or repayment to be made by it in connection with the Funding,

                  then:

         (f) where clause 12.2(a), (b), (c) or (d) apply, the Obligor shall on demand by the Facility Agent pay to the Facility Agent such additional amounts, by way of additional interest, as may be necessary to ensure that the Agent or Bank affected receives when due a net amount (after payment of any Taxes, other than Excluded Taxes) equal to the full amount which it would have been entitled to receive and retain had the deduction or withholding not been made or had the payment been free and clear of Taxes or had the Agent or Bank not been obliged to pay any Taxes in respect of the payment; and

         (g) where clause 12.2(e) applies in relation to a Bank, the relevant Obligor shall on demand by the Facility Agent pay to the Facility Agent on account of the Bank an amount equal to the amount required to be paid, or paid, in respect of or as a result of any deduction or withholding or payment of Taxes to which the paragraph applies; and

                                                                             32.

         (h) in addition to clause 12.2(f), where any Obligor is legally compelled to make any deduction or withholding on account of Taxes the relevant Obligor, shall:

                  (i) pay to the appropriate governmental authority or department any amount deducted or withheld in respect of Taxes; and

                  (ii) within 20 Banking Days after making the deduction or withholding provide to the Facility Agent evidence satisfactory to it of that payment having been made.

12.3     Funding

         (a) The Banks will use their best efforts to raise all Funding free and clear of Taxes.

         (b) If a Bank is obliged to make any deduction or withholding or pay any Taxes as referred to in clause 12.2(e), the Bank will promptly notify the Facility Agent and the Borrower of that obligation and its amount.

12.4     Termination

         If any Obligor fails to comply with the provisions of clause 12.2 in relation to a Bank, the Bank may by notice to the Borrower through the Facility Agent terminate its obligations under this Agreement notwithstanding that any obligation of an Obligor under clause 12.2 may be void, voidable or unenforceable. Upon such a notice being given, the Borrower will within 5 Banking Days prepay the relevant Bank's participation in all affected Utilisations together with accrued interest thereon and all other money payable under this Agreement to the Bank. Any such prepayment shall be permanent and the Facility shall be cancelled to the extent of the prepayment.

12.5      Right to Prepay Individual Bank

         In the event that any Borrower is or would be obliged under clause 12.2 to pay any additional amounts to a Bank, such Borrower may prepay the whole (but not part) of the then outstanding amount of such Bank's participation in the affected Utilisations made by it, together with all interest and other charges accrued on those participation and all other amounts payable to such Bank under the Transaction Documents, on giving not less than 10 Banking Days' prior written notice to such Bank (through the Facility Agent) provided that consent to the making of such prepayment shall have been given by the Majority Banks, which consent will not be unreasonably withheld or delayed (ignoring for the purpose such Bank, its Commitments and its participation in the Utilisations).

12.6     Goods and Services Tax

         If any supply of goods or services by the Facility Agent, the Security Agent or any Bank under any Transaction Document is subject to GST, then the recipient of that supply must pay to the supplier, in addition to any consideration provided for under the relevant Transaction Document, such amount as is necessary to ensure that the supplier (after payment of any GST which is imposed or levied in respect of the supply) is in the same financial position that it would have been in had that GST not been imposed or levied in respect of that supply.

                                                                             33.

13.      ILLEGALITY

         If any change in applicable law, regulation, treaty or official directive or in the interpretation or administration thereof by any governmental authority charged with the administration thereof makes it unlawful or impossible for a Bank to give effect to its obligations under this Agreement:

         (a)      the Bank's obligations  under this Agreement will be suspended
                  immediately  for  the   duration   of   such   illegality   or
                  impossibility;

         (b) the Bank may by notice to the Borrower through the Facility Agent terminate its obligations under this Agreement;

        (c) if required by or as a result of the applicable event, or if necessary to prevent or remedy a breach of, or to comply with, any applicable law, regulation, treaty or official directive, the Borrower will prepay an amount equal to the Bank's participation in all Utilisations together with all interest and fees accrued thereon and such other amounts as are payable to the Bank under this Agreement in full immediately,  or  if  delay in  prepayment  does not  compound such breach or affect such compliance, at the end of the current Interest Period (or such lesser period if the applicable law, regulation, treaty or official directive requires); and

         (d) the Borrower will indemnify the Bank and notwithstanding termination of its obligations under this Agreement keep it indemnified against any cost, loss, damage or expense suffered, incurred or payable by it as a result of the operation of clause 13(a), (b) and (c) and shall pay to the Facility Agent for the account of the Bank prior to termination of the Bank's obligations under this Agreement such amount as the Bank estimates in good faith to be, then or in the future, payable to it by the Borrower under this indemnity.

14.      INCREASED COST

14.1     Obligation to Indemnify

         (a) If by reason of any change in law or in its interpretation or administration or by reason of compliance with any request from or requirement of any fiscal, monetary or other authority:

                  (i) a Bank incurs a cost as a result of its having entered into or performed its obligations under the Facility or as a result of any Advance being outstanding hereunder;
                  (ii) there is any increase in the cost to a Bank of funding or maintaining any Utilisation made or to be made hereunder;
                  (iii) the amount of principal, interest or other amount payable to a Bank or the effective return to a Bank on the Utilisations under this Agreement or the anticipated rate of return at the date of this Agreement on the Bank's overall capital is reduced; or

                                                                             34.

                  (iv) a Bank becomes liable to make any payment (not being a payment of Tax on its overall net income) on or calculated by reference to the amount of Utilisations made hereunder or Bills outstanding hereunder, then from time to time on notification by the Bank through the Facility Agent the Borrower shall pay to the Facility Agent on account of the Bank amounts sufficient to indemnify the Bank against such cost, increased cost, reduction or liability.

         (b) The notification referred to in clause 14.1(a) shall set out in reasonable detail (excluding confidential information) the basis for the notification.

         (c) If a Bank has acted in good faith it is no defence that any such cost, increased cost, reduction or liability could have been avoided.

         (d) A Bank's certificate as to the amount of, and basis for arriving at, any such cost, increased cost, reduction or liability is conclusive and binding on the Borrower and the Guarantors in the absence of manifest error on the face of the certificate.

14.2     Right to Prepay Individual Bank

         Where clause 14.1 applies the relevant Borrower subject to the prior consent of the Majority Banks, which consent will not be unreasonably withheld or delayed (ignoring for this purpose the relevant Bank, its Commitments and its participation in the Utilisations), upon giving not less than 10 Banking Days' notice to that Bank (through the
         Facility  Agent)  may  prepay  the whole  (but  not part  only) of that
         Bank's participation in all (and not some only of) the Advances together with all interest and other charges on or in respect thereof, and all other amounts payable by it under the Transaction Documents to such Bank, provided always that any such notice by such Borrower is given whilst circumstances exist entitling such Bank to claim compensation under this clause.

15.      MITIGATION

15.1     Mitigation

         If circumstances arise in respect of any Bank which would, or upon the giving of notice would, result in the operation of clause 12, 13 or 14 to the detriment of an Obligor:

         (a) such Bank shall use best endeavours to promptly notify the Facility Agent and the Borrower and, upon the request of the Borrower, shall enter into discussions with the Borrower with a view to determining what mitigating action might be taken by such Bank, including discussion of the possibility of a change in its lending office, a change in the method of funding Advances or a transfer of its participation in the Facilities and its Commitments to another bank or financial institution; and

                                                                             35.

         (b) at the request of the Borrower, the Facility Agent will enter into discussions with the Borrower with a view to determining what mitigating action might be taken by the Facility Agent with respect to the administration of this Agreement by the Facility Agent,

         PROVIDED THAT nothing in this clause shall oblige any Bank or the Facility Agent to incur any costs or expenses or to take any action or refrain from taking any action.

15.2     Replacement of Bank

         If such circumstances as are referred to in clause 15.1 shall arise, the Facility Agent, at the request of the Borrower, will consult with the Borrower with a view to identifying and approaching bank(s) and financial institution(s) acceptable to the Borrower who may be willing to become party to this Agreement as Bank(s) in replacement for the relevant Bank(s).

15.3     Costs and Expenses

         Any reasonable costs and expenses reasonably incurred by any Bank or the Facility Agent pursuant to this clause shall be paid by the Borrower within 5 Banking Days after receipt of a demand specifying the same in reasonable detail.

16.      REPRESENTATIONS AND WARRANTIES

16.1     General representations and warranties

         The Borrower and each Guarantor hereby represents and warrants in respect of itself only, or where a representation or warranty does not relate to the Borrower or a Guarantor, the Borrower hereby represents and warrants, to the Agents and each Bank that:

         (a) (Legally binding obligation): each Transaction Document to which it is a party constitutes a valid and legally binding obligation of it in accordance with its terms;

         (b) (Execution, delivery and performance): the execution, delivery and performance of each Transaction Document to which it is a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets;

         (c) (Authorisation): all consents, licences, approvals and authorisations of every government authority required to be obtained by it in connection with the execution, delivery and performance of each Transaction Document to which it is a party have been obtained and are valid and subsisting;

         (d) (No litigation): no litigation, arbitration, criminal or administrative proceedings are current, pending or, to the knowledge of the Borrower or Guarantor, threatened in which there is a reasonable likelihood of an adverse determination and which if adversely determined would have a Material Adverse Effect;

                                                                             36.

         (e)      (No  Event  of  Default):   no   event  has   occurred   which
                  constitutes  an  Event of  Default  or a   Potential  Event of
                  Default;

         (f) (Laws): it has complied in all material respects with all statutes and regulations relative to it and the businesses (if any) carried on by it the non-compliance with which would have a Material Adverse Effect;

         (g) (Financial Liabilities): save as disclosed to the Facility Agent prior to the date of this Agreement or any date on which this representation and warranty is repeated, it is not in default in the payment of any material sum, or in the performance or observance of any material obligation in respect of any Financial Liability greater than $500,000, and no event has occurred which with the giving of notice, lapse of time or other condition could constitute such a default in respect of any Financial Liability greater than $500,000;

         (h) (No trusts): it is not the trustee of any trust and does not hold any property subject to or impressed by any trust;

         (i) (Title): it is the sole legal and beneficial owner of the Security Property subject to the Security free and clear of all Encumbrances other than those of the type referred to in clause 17.3(a);

         (j)      (Intellectual Property Rights):

                  (i) it owns or has licensed to it all the intellectual property rights which are material in the context of its business and which are required by it in order for it to carry on its business as it is being conducted and it does not, in carrying on its business and to the best of its knowledge, infringe any intellectual property rights of any third party in any material respect; and

                  (ii) none of the intellectual property rights which are material in the context of its business is, to its knowledge, being infringed nor, to its knowledge, is there any threatened infringement of those intellectual property rights, by any third party;

         (k)      (Tax liabilities):

                  (i) no claims are being or are reasonably likely to be asserted against it with respect to Taxes which are reasonably likely to be determined adversely to it and which, if so adversely determined, would have a Material Adverse Effect; and

                  (ii) it is not materially overdue in the filing of any Tax returns required to be filed by it and it has paid all Taxes shown to be due on such returns or on any assessments made against it non-payment, or a claim for payment, of which would have a Material Adverse Effect;

                                                                             37.

         (l) (Licences): each of the Licences held by it is legally and beneficially owned by the licensee referred to in Schedule 3 and the Obligor is not aware of any fact or circumstance which would cause any of the Licences to be suspended, revoked or cancelled prior to its normal expiry date or which would cause the non-renewal of any of the Licences where such suspension, revocation, cancellation or non-renewal would, having regard to all of the circumstances (including, but not limited to, the suspension, revocation, cancellation or non-renewal of other Licences at any prior time) and taking into account the cumulative effect of all such previous events and circumstances, be reasonably likely to have an adverse effect on the Obligor's business or financial condition or on its ability to perform its material obligations under any of the Transaction Documents and so far as it is aware, no other authorisations, permits or licences are required by any member of the Group to enable that person to lawfully conduct its business as it is being carried on at the date of this Agreement; and

         (m) (Material Contracts): save as disclosed to the Facility Agent prior to the date of this Agreement or any date on which this representation and warranty is repeated, each of the Material Contracts to which it is a party is in full force and effect and it is not aware of any breach by it of any material term of any Material Contract to which it is a party nor, (to the best of its knowledge) is any other party to any Material Contract in breach of any such material term.

16.2      Information representations and warranties

          The Borrower and each Guarantor hereby represents and warrants in respect of itself only, or where a representation or warranty does not relate to the Borrower or a Guarantor, the Borrower hereby represents and warrants, to the Agents and each Bank that:

         (a) (Information): all information relating to an Obligor provided to the Banks by an Obligor or at their direction in connection with the Facility and each Transaction Document is true in all material respects and is not, by omission or otherwise, misleading in any material respect;

         (b)      (Accounts): the Accounts provided to the Facility Agent:

                  (i) have been prepared in accordance with accounting principles and practices generally accepted in Australia; and
                  (ii) give a true and fair view of the financial condition of the relevant entity as at the date to which such accounts relate and the results of operations for the accounting period ending on that date and since that date there has been no material adverse change in the financial condition of CTV, STV or the Group as shown in such accounts which would have a Material Adverse Effect;

         (c) (Documents): the documents delivered to the Facility Agent by or on behalf of any Obligor pursuant to clause 3.1(b) and any other provision of the Transaction Documents were genuine and in the case of copy documents, were true, complete and accurate copies in all material respects, of originals which have not been amended, varied, supplemented or superseded in any way which would be likely materially to have a Material Adverse Effect;

                                                                             38.

         (d) (Information Memorandum): save as disclosed in writing to the Facility Agent all material written factual information contained in the Information Memorandum is true in all material respect a the date (if any) ascribed thereto in the Information Memorandum, all expressions of opinion or intention and all forecasts and projections contained in the Information Memorandum were arrived at after careful consideration and were based on reasonable grounds, and so far as it is aware the Information Memorandum as of its date was not misleading in any material respect and as at its date did not omit to disclose any matter failure to disclose which would result in any information contained in the Information Memorandum being misleading in any material respect in the context of this Agreement;

         (f) (Long Range Plan): save as disclosed in writing to the Facility Agent all material factual information contained in the Long Range Plan is true in all material respects at the date (if any) ascribed thereto in the Long Range Plan or (if none) at the date of the relevant Long Range Plan, all expressions of opinion or intention and all forecasts and projections contained in the Long Range Plan were arrived at after careful consideration, were based on reasonable grounds, and the Long Range Plan as of its date was not misleading in any material respect and as at its date did not omit to disclose any matter failure to disclose which would result in any information contained in the Long Range Plan being misleading in any material respect in the context of this Agreement; and

         (f)      (Recent   Events):  save  as   disclosed  in  writing  to  the
                  Facility Agent so far as it is aware, reasonable enquiry having been made, since the date of the material contained in the Information Memorandum and the Long Range Plan respectively, nothing has occurred of which it is aware and which is not in the public domain which, as at the date of this Agreement, renders any of the material information, expressions of opinion or intention, projections or conclusions referred to in (d) or (e) above and contained in the Information Memorandum or the Long Range Plan inaccurate or misleading (or in the case of expressions of opinion, conclusions or projections, other than fair and reasonable) in any material respect in the context of the Group and the transaction contemplated by this Agreement.

16.3     Corporate representations and warranties

         The Borrower and each Guarantor hereby represents and warrants to the Agents and each Bank in respect of itself only that:

         (a) (Due incorporation): it is duly incorporated and has the corporate power to own its own property and to carry on its own business as is now being conducted;

         (b) (Constitution): the execution, delivery and performance of each Transaction Document to which it is a party does not violate its constitution;

                                                                             39.

         (c) (Corporate power): it has the power, and has taken all corporate and other action required, to enter into any Transaction Document to which it is a party and to authorise the execution and delivery thereof and the performance of its obligations thereunder; and

         (d) (Filings): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law where failure to file or effect registration would reasonably be expected to have a Material Adverse Effect, and all such filings and registrations are current, complete and accurate in all material respects.

16.4      Representations and warranties repeated

         Each representation and warranty contained in clause 16.1, 16.2 (except for paragraphs (c), (d), (e) and (f)) and 16.3 shall be repeated on the date of each Advance and at the end of each Interest Period with reference to the facts and circumstances then subsisting, as if made on each such day and each quarter the Borrower will deliver a Compliance Certificate to the Facility Agent in respect of the same.

17.      UNDERTAKINGS

17.1     Duration and Benefit

         The undertakings in this Agreement are given for the benefit of the Agents and each Bank and shall remain in force from and after the date of this Agreement and so long as any amount is or may be outstanding under this Agreement or any Commitment is in force. The Facility Agent (acting at the direction of the Majority Banks) may waive compliance with any undertaking contained in this clause 17 either for a specific purpose or generally by providing the Borrower with a letter in writing specifying the waiver being granted.

17.2     Information

         (a) (Financial information): The Borrower and each Guarantor will ensure that there is delivered to the Facility Agent:

                  (i) as soon as practicable and in any event not later than 120 days after the close of each of its financial years, a copy of the consolidated audited balance sheet and profit and loss statement for STV and CTV and a consolidated balance sheet and profit and loss statement for the Group for that financial year certified as correct by an auditor approved by the Facility Agent it being acknowledged that Arthur Andersen is acceptable;
                  (ii) as soon as practicable and in any event not later than 90 days after each half of each of its financial years, a copy of the consolidated balance sheet and profit and loss statement for STV, CTV and the Group for that half-year certified as correct by 2 directors of the Borrower;

                                                                             40.

                  (iii) within 30 days of the beginning of each quarter, a copy of the management accounts of the Group for the preceding quarter, including details of EBITDA and capital expenditure and a statement of the Total Subscribers (which includes reasonable details of new installations and monthly churn rate) at the end of the preceding month;

                  (iv) as soon as practicable and in any event not later than 90 days after the commencement of its financial year, a copy of the Group's annual budget and an updated Long Range Plan; and

                  (v) promptly such further information regarding its financial condition and business operations as the Facility Agent from time to time reasonably requires.

         (b) (Compliance with accounting standards): The Borrower and each Guarantor will ensure that the Accounts (except for management accounts of the Group given under clause 17.2(a)(iii)) are prepared in accordance with the relevant constitution, the Corporations Law, any applicable statute and all accounting principles and practices generally accepted in Australia consistently applied, or if not consistently applied, accompanied by details of the inconsistencies, and shall give a true and fair view of its financial condition and the result of its operations as at the date, and for the period ending on the date, to which those Accounts are prepared.

         (c) (Projections): The Borrower shall ensure that there is delivered to the Facility Agent in sufficient copies for each of the Banks not later than the commencement of each financial year, a projected consolidated balance sheet, profit and loss account, cash flow statement and rolling monthly cash forecast of the Group for (or in the case of a balance sheet, as at the end of) such annual financial year, together with details of the principal assumptions underlying such projections and a description of the proposed activities of the Group during such period.

         (d) (Provision of further information): The Borrower and each Guarantor will:

                  (i) (Special resolutions): deliver to the Facility Agent before the date of the relevant meeting, a copy of any notice calling an extraordinary general meeting of any Obligor or proposing any special or extraordinary resolution thereof;

                  (ii) (Reports to members etc.): d eliver to the Facility Agent, upon issue, a copy of all material reports, accounts, notices and circulars issued by any Obligor (in order to comply with any applicable legislative requirement or its Memorandum or Articles of Association) to any of its members, to UIH Australia/ Pacific, Inc., to the members of UIH Asia/Pacific Communications, Inc., to the holders of any discount notes (or their trustees) or to the Australian Stock Exchange Limited or any of its subsidiaries or to any other stock exchange;

                  (iii) (Certificate of default): as and when reasonably required by the Facility Agent, furnish the Facility Agent with a statement made by 2 directors of the Borrower stating to the best knowledge of such directors whether or not an Event of Default or a

                                                                             41.

                           Potential Event of Default has occurred and, if it has, setting out details thereof and the steps (if any) taken or proposed to be taken to remedy or cure the same;

                  (iv) (Evidence of compliance): as and when reasonably required by the Facility Agent, furnish to the Facility Agent proof to the reasonable satisfaction of the Facility Agent that the Obligations of the Borrower and each Guarantor have been and continue to be performed and observed;

                  (v) (Long Range Plan): provide a revised Long Range Plan to the Facility Agent whenever there is any material change to the timing of the payments, budgets or assumptions contained therein; and

                  (vi) (Copies of Contracts): provide the Facility Agent with a copy of any contract entered into by a member of the Group after the date of this Agreement which is of similar importance to the net cash flow or operation of the business of the Group as the contracts listed in Schedule 11 in a timely manner after execution of such a contract.

         (e) (Notification of certain events): The Borrower and each Guarantor will promptly notify the Facility Agent in writing as soon as it becomes aware of the occurrence of:

                  (i) (Event of Default): any Event of Default or Potential Event of Default;
                  (ii) (Litigation): any litigation, arbitration, criminal or administrative proceedings or labour disputes relating to an Obligor or any Obligor's property, assets or revenues that, if decided adversely to the Obligor, is reasonably likely to have a Material Adverse Effect and provide periodic reports on the status of the litigation;
                  (iii) (Shutdown of Transmission): any actual threatened shutdown or suspension of transmission of the subscriber television service operated by the Group except shutdown or suspension in the ordinary course of business;

                  (iv)     (Material  Adverse  Effect):   any  event which would
                           reasonably be expected to have a Material Adverse Effect;

                  (v) (Authorised persons): any change in the persons authorised by it to sign Bills, notices, certificates or other documents in connection with the Facility, giving specimen signatures of any new person so authorised and giving to the satisfaction of the Facility Agent evidence, where requested by the Facility Agent, of the authority of that person; or

                  (vi) (Trustee): if any Obligor becomes or is appointed the trustee of any trust or comes to hold any property subject to or impressed by any trust.

         (f) (Security Property): The Borrower and each Guarantor will maintain and protect all of its Security Property and will not take any action that is reasonably likely to result in the business of the Group not remaining capable of operating in a manner that will enable the Borrower to meet the Obligations.

                                                                             42.

17.3     Security Value

         (a) (Restriction on Encumbrances): No Borrower or Guarantor will create, permit or suffer to exist any Encumbrance over all or any of its assets (including the Security Property) except for:

                  (i)      the Securities;

                  (ii) liens arising by operation of law in the ordinary course of day-to-day trading and securing obligations not more than 90 days old;

                  (iii) a banker's lien or right of set-off or combination arising by operation of law or practice over property or money deposited with a banker in the ordinary course of the Obligor's ordinary business;

                  (iv)     contractual   set  off   rights  in  respect  of  the
                           Borrower's   transactional   banking  facilities  and
                           arrangements;

                  (v) arrangements constituted by retention of title (other than an Adverse Title Retention Arrangement) in connection with the acquisition of goods provided the goods are acquired in the ordinary course of the Obligor's business;

                  (vi) Encumbrances arising by operation of law in connection with rights arising in the ordinary and usual course of its business in favour of an unpaid seller, the obligations of the purchaser not being more than 90 days old;

                  (vii) Encumbrances created by statute in favour of governmental or semi- governmental authorities or departments securing the payment of rates or Taxes except as created because of the failure to duly pay Taxes; or

                  (viii) Encumbrances created as part of a Permitted Lease Transaction.

         (b) (Transactions similar to security): No Borrower or Guarantor will:

                  (i) sell or otherwise dispose of any of its assets on terms whereby such asset is or may be leased to or re-acquired or acquired by any member of the Group other than for the purposes of giving effect to a Permitted Lease Transaction; or

                  (ii) sell or otherwise dispose of any of its receivables on recourse terms; or

                  (iii) except for assets acquired in the ordinary course of business on the normal commercial terms of the vendor, purchase any asset on terms providing for a retention of title by the vendor or on conditional sale terms or on terms having a like substantive effect to any of the foregoing, provided that where such assets are fixed assets, the aggregate capital value of the item or items acquired or supplied under the same contract (or under a series of related contracts) will be less than $100,000 or such other amount as agreed.

                                                                             43.

         (c) (Adverse Title Retention Arrangements): No Borrower or Guarantor will enter into or allow to exist any Adverse Title Retention Arrangement in respect of any assets delivered to it in the course of its business.

         (d) (Disposals): No Borrower or Guarantor will, either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily, sell, transfer, lease or otherwise dispose of:

                  (i)      any shares in any member of the Group;

                  (ii)     all or any other  part of its  respective  assets  or
                          undertaking, other than:

                           A. disposals in the ordinary course of business of the Group;

                           B. disposals of surplus, obsolete or redundant plant and equipment, not required for the efficient operation of its business, at fair market value;

                           C. the expenditure of cash in payment for assets or services acquired at market value in the course of its business;

                           D. disposals of assets in exchange for other assets, in the reasonable opinion of the person effecting the disposal, comparable or superior as to type, value or quality;

                           E. disposals of assets to any member of the Group provided that the Group Member has provided to the Security Agent a Security or such additional Securities as the Majority Banks reasonably require;

                           F. disposals of assets for the purposes of re-placement of those assets;

                           G. disposals of assets with the prior written consent of the Agent, which consent will not be unreasonably with-held or delayed; or

                           H. disposals required to give effect to a Per-mitted Lease Transaction.

         (e) (Pari passu ranking): The Borrower and each Guarantor undertakes that its obligations under this Agreement rank and will at all times rank at least pari passu in right and priority of payment and in point of security (save by reason of and to the extent of its security afforded thereto by the Securities) with all its other present and future unsecured and unsubordinated obligations, other than obligations applicable generally to companies incorporated in its jurisdiction of incorporation which have priority by operation of law (including, without prejudice to the generality of the foregoing, in respect of employees' remuneration, Taxes and like obligations).

                                                                             44.

17.4     Liabilities

         (a) (Restriction on guarantees): No Borrower or Guarantor will, without the prior consent in writing of the Facility Agent (acting at the direction of the Majority Banks), enter into any bond, guarantee or indemnity in respect of any Financial Liabilities in favour of any person other than:

                   (i)     pursuant to the Transaction Documents;
                  (ii) a guarantee given to a bank to facilitate the operation of bank accounts of members of the Group maintained with such Bank on a net balance basis; or
                  (iii) in respect of any Financial Liabilities permitted under clause 17.4(c).

         (b) (Further restriction on guarantees): No Borrower or Guarantor will, without the prior consent in writing of the Facility Agent, enter into any bond, guarantee or indemnity in respect of any obligation except Financial Liabilities in favour of any person other than in respect of a member of the Group. For the avoidance of doubt, it is agreed that take or pay or minimum payment obligations incurred by a Borrower or a Guarantor are not bonds, guarantees or indemnities to which this clause 17.4(b) applies.

         (c) (Financial Liabilities): No Borrower or Guarantor will create, incur or be liable for any Financial Liabilities of itself other than:

                   (i)     under the Transaction Documents; or
                   (ii) indebtedness under transactional banking facilities and arrangements;
                   (iii) indebtedness under hedging arrangements in accordance with clause 17.12(h); or
                   (iv) trade or other similar indebtedness incurred in the ordinary course of business; or
                   (v) subordinated loans from the shareholders of CTV and STV or any person approved by the Facility Agent provided that:
                           A. such loans are on terms and conditions reasonably approved by the Facility Agent; and
                           B. the Security Agent has been granted a limited re-course mortgage over such loans; and
                   (vi) cash backed performance bond facilities up to an aggregate of $1,000,000 or such larger amount agreed to by the Facility Agent acting on directions from the Majority Banks; or

                   (vii) under finance leases in respect of motor vehicles and office equipment for employees and consultants of the Group; or
                   (viii)  under the Debentures; or
                   (ix)    any Financial Liability
                           approved by the Facility Agent or
                   (x)     under a Permitted Lease Transaction,

                  and  ensure  that no  indebtedness  referred to in  paragraphs
                  (v) and (viii) above is repaid or repurchased without the prior written consent of the Agent or until the Facility has been repaid and cancelled in full.

                                                                             45.

         (d) (Options): No Borrower or Guarantor will, without the prior consent of the Facility Agent, enter into or permit to subsist any arrangement whereby any person:

                           (i) has the right (whether or not exercisable only on a contingency) to require any member of the Group to purchase or otherwise acquire any property or any interest in property; or
                           (ii) has the right (whether or not exercisable only on a contingency) to require any member of the Group to sell or otherwise dispose of any property or interest in property,

                           except under the shareholders agreements for CTV and STV or those companies' constituent documents. For the absence of doubt, CTV and STV may, without the prior consent of the Agent, issue options over shares or debentures in themselves.

         (e) (Treasury Transactions): No Borrower or Guarantor will enter into any interest rate swap, cap, ceiling, collar or floor or any currency swap, futures, foreign exchange or commodity contract or option (whether over the counter or exchange traded) or any similar treasury transaction, other than in accordance with clause 17.12(h), spot foreign exchange contracts entered into in the ordinary course of business and transactions entered into for the hedging of actual or projected exposures arising in the ordinary course of ordinary trading activities of the Group or to meet its obligations under this Agreement.

17.5     Use of Funds

         (a) (Repayment of shareholders' loans): No Obligor will repay, and each Obligor will procure that no amount of shareholders' loans to any Obligor will be repaid prior to any Termination Date without the prior written consent of the Facility Agent (acting at the direction of the Majority Banks) except where the shareholder receiving the repayment is the Borrower or a Guarantor or where permitted under clause 17.6;

         (b) (Loans out): No Borrower or Guarantor will make any loan to any person save for:

                  (i) loans made by one member of the Group to another member of the Group where the recipient of the loan is the Borrower or a Guarantor;
                  (ii) deposits made with banks in the ordinary course of business as part of its transactional banking facilities and arrangements; and

                  (iii loans required to give effect to a Permitted Lease Transaction.

17.6     Dividends and Share Capital

         (a)   (Restriction on Dividends): CTV and STV undertake not to:

                  (i) declare, make or pay any dividend, charge, fee or other distribution (whether in cash or in kind) on or in respect of its share capital; or

                                                                             46.

                   (ii) make any payment of interest or any similar payment in respect of the Debentures or any other subordinated shareholder loans; or
                  (iii) pay any fees under any management agreements or technical assistance agreements with any Related Body Corporate,

                  without the prior written consent of the Facility Agent, acting on the instructions of the Majority Banks.

         (b) (Share Capital): No Borrower or Guarantor will, without the prior written consent of the Facility Agent, such consent not to be unreasonably withheld or delayed:

                  (i) redeem, repurchase, defease, retire or repay any of its share capital or any Debentures, or resolve to do so; or
                  (ii) issue any share capital to any person unless such share capital will form part of the Security Property.

17.7     Intellectual Property Rights

         (a) (Registrations): The Borrower and each Guarantor will make such registrations and pay such fees, registration Taxes and similar amounts as are necessary to keep its registered intellectual property rights which are material to its business in force and to record its interest in the intellectual property rights.

         (b) (Protection of Rights): The Borrower and each Guarantor will take such steps as are necessary and commercially reasonable (including, without limitation, the institution of legal proceedings) to prevent third parties infringing those intellectual property rights referred to in paragraph (a) above and (without prejudice to paragraph (a) above) take such other steps as are reasonably practicabl to maintain and preserve its interests in those rights.

         (c) (No Disposal): No Borrower or Guarantor will either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily, sell, transfer, lease, license or otherwise dispose of all or any part of its interest in any of the intellectual property rights save:

                   (i)     as effected pursuant to any Security; or
                  (ii)     as permitted by the Majority Banks; or
                  (iii) for any licence arrangements in respect of those rights entered into with members of the Group for so long as they remain members of the Group; or
                  (iv)     in the ordinary course of business.

         (d) (No Abandonment): No Borrower or Guarantor will permit any registration of any of the intellectual property rights to be abandoned, cancelled or lapsed or to be liable to any claim of abandonment for non-use or otherwise except where such abandonment, cancellation or lapse would not reasonably be expected to have a Material Adverse Effect.

                                                                             47.

17.8     Insurance

         (a)      The  Borrower  and each  Guarantor  must  effect and  maintain insurance in relation to the Security Property with a reputable, responsible and solvent insurer on terms and in an amount satisfactory to the Facility Agent.

          (b) Each Obligor will comply with any insurance obligations in any Securities to which it is a party (except that the Borrower will only be required to obtain business interruption insurance within 12 months from the date of this Agreement).

17.9     Licences

         The Borrower and each Guarantor will, and will ensure that each Obligor will:

         (a) (Renew): on or before the time and in the manner prescribed by the relevant Statute for each Licence, apply for and procure the renewal of the Licence and pay or cause to be paid the renewal fees and other sums required in respect of the Licence or the renewal of the Licence within the time allowed and in the manner prescribed by the Statute unless the non-renewal of the Licence would, having regard to all of the circumstances (including, but not limited to, the non-renewal of other Licences at any prior time) and taking into account the cumulative effect of all such previous events and circumstances, not be reasonably likely to have an adverse effect on the Obligor's business or financial condition or on its ability to perform its material obligations under any of the Transaction Documents;

         (b) (Production of the Licence): upon request, produce to the Facility Agent each Licence and all receipts for payments in relation to each Licence unless already delivered to the Security Agent under clause 17.11(f);

         (c) (No cancellation): not do, allow or suffer any act, matter or thing as a result of which any Licence is or may be surrendered, forfeited, withdrawn, cancelled, refused or rendered void, or whereby the holder of any Licence is disqualified permanently or temporarily from receiving or continuing to hold a Licence except on surrender and renewals of Licences unless such surrender, forfeiture, withdrawal, cancellation, refusal, rendering void or disqualification would, having regard to all of the circumstances (including, but not limited to, the surrender forfeiture, withdrawal, cancellation, refusal, rendering void or disqualification of other Licences at any prior time) and taking into account the cumulative effect of all such previous events and circumstances, not be reasonably likely to have an adverse effect on the Obligor's business or financial condition or on its ability to perform its material obligations under any of the Transaction Documents;

         (d) (No transfer): not surrender or concur in the transfer of any Licence to any person other than to an Obligor;

                                                                             48.

         (e) (Comply with Statues): comply with all Statutes and all lawful requirements of every government authority in relation to the Licence if failure to comply would reasonably be expected to result in a forfeiture, termination, cancellation, fine, non-renewal or suspension of such Licence; and

         (f) (Notice): promptly notify the Facility Agent if any relevant authority issues any material notice in respect of any Licence or threatens to suspend or cancel any of the Licences or if it becomes aware of any enquiry by any relevant authority which could affect any of the Licences.

17.10    Material Contracts

         (a) (No Changes): The Borrower and each Guarantor will not without the prior written consent of the Facility Agent (acting on instructions of the Majority Banks) which consent will not be unreasonably withheld:

                  (i) make (whether formally or by conduct) any material amendment or modification to any of the Material
                           Contracts or waive compliance with any material provision of any of the Material Contracts;
                  (ii) terminate, repudiate, allow to expire (other than in accordance with its terms), rescind or revoke any Material Contract;
                  (iii) take or fail to take any action which could reasonably be expected to result in the termination of any of the Material Contracts; or
                  (iv) assign or novate its interest in any of the Material Contracts or consent or permit any other party to do the same.

         (b)      (Protection): The Borrower and each Guarantor will:

                  (i)      comply  with  the material terms of the Material Con-
                           tracts;
                  (ii) take all action reasonably available to them to ensure that the Material Contracts remain in full force and effect and to enforce their rights under any of the Material Contracts; and
                  (iii) provide the Facility Agent with copies of all material notices served or received under any of the Material Contracts.

         (c) (Access Agreement): The Borrower undertakes to use its best endeavours to execute the Access Agreement as soon as practicable after the execution of this Agreement. The Borrower will provide the Facility Agent with a copy of the Access Agreement when executed.

         (d) (Movie Vision Term Sheet): The Borrower undertakes to use its best endeavours to procure that the agreement referred to in paragraph 3 of Schedule 11 of this Agreement is executed by Optus Vision Pty Limited and Optus Networks Pty Limited as soon as practicable after the execution of this Agreement. The Borrower will provide the Facility Agent with a copy of that agreement when so executed.

                                                                             49.

17.11     Security Property

         (a) (Good repair): Each Obligor will maintain and protect the Security Property and keep the same in a good and tenantable state of repair and in good working order and condition, and will on being required so to do by the Facility Agent promptly rectify every material defect in the repair and condition thereof.

         (b) (Outgoings): Each Obligor will duly and punctually pay when due all outgoings including rent and Taxes payable by it in respect of the Security Property.

         (c) (Not to prejudice): No Obligor will do or (to the extent it is able) permit any act, om ission or thing whereby any part of the Security Property becomes or could be liable to surrender, forfeiture or cancellation or becomes prejudiced in any manner or the value of any Security as a security to the Banks becomes or could be materially lessened.

         (d) (Permit Inspection): Each Obligor will permit the Facility Agent and any employee, agent or professional adviser of the Facility Agent, to enter any land or buildings owned or occupied by the Obligor at all reasonable times, after reasonable notice, to inspect its condition and to monitor compliance with the Transaction Documents.

         (e) (Protection of Charged Property): Each Obligor will at the request of the Facility Agent take or defend all legal proceedings that the Facility Agent (acting reasonably) considers necessary or desirable for the preservation, protection or recovery of the Security Property.

         (f) (Documents of title and other securities): Each Obligor will lodge with the Security Agent promptly upon request by the Security Agent:

                   (i) all certificates, scrip and other indicia of title or interest in any shares or securities;
                  (ii)     all negotiable instruments other than cheques;
                  (iii) all certificates of title to land and all original property leases;
                  (iv)     all Licences unless delivered under clause 17.9(b);
                  (v) all other documents of title to the Security Property immediately on request of the same from the Facility Agent.

17.12    General undertakings

         (a) (Perform Obligations): The Borrower and each Guarantor will perform, fulfil and observe its Obligations.

         (b) (Maintain all consents): The Borrower and each Guarantor will obtain, renew, maintain and comply with all consents, licences, approvals and authorisations necessary for the validity and enforceability of the Transaction Documents and the performance of its obligations hereunder and thereunder and the effectiveness of each Security as a security with the stated priority and it will promptly provide copies thereof to the Facility Agent when these are obtained or renewed.

                                                                             50.

         (c) (Change of business): No Borrower or Guarantor will make or threaten to make any substantial change in the nature of its respective business as conducted at the date of this Agreement which would have a Material Adverse Effect or take any action which would result in the business not remaining capable of operating in a manner that would not have a Material Adverse Effect.

         (d) (Any action): No member of the Group will take any action that would result in the Borrower not remaining capable of operating in a manner that would enable the Borrower to meet all of its Obligations.

         (e) (Mergers): No Borrower or Guarantor will enter into any merger or consolidation or make any acquisition of any other person or business except in respect of the assets or shares of a member of the Group by the Borrower or a Guarantor without the prior written consent of the Facility Agent (acting at the direction of the Majority Banks).

         (f) (Administration and winding-up orders etc.): No Borrower or Guarantor will make or join in making any application to any court for an administration, winding-up, receivership or other similar order to be made in relation to any member of the Group, other than in respect of a solvent winding-up or dissolution of a member of the Group without the prior written consent of the Facility Agent (acting at the direction of the Majority Banks).

         (g) (Arm's-length terms): No Borrower or Guarantor will enter into any material transaction with any person otherwise than on (or better than) arm's-length terms and for full market value, and save for intercompany loans permitted pursuant to clause 17.5(b).

         (h) (Hedging): The Borrower will maintain interest and currency hedging arrangements with the Banks (and/or their affiliates) and will not enter into any hedging arrangements with a financial institution which is not a Bank (and/or its affiliate) so long as the price and other terms of the arrangements offered by the Banks (or their affiliates, where relevant) are fair having regard to the Facility and the market at the relevant time. The Borrower will from time to time consult with the Facility Agent to agree satisfactory levels of interest and currency hedging to be entered into by the Borrower. The Borrower must ensure it maintains interest rate hedging in respect of 50% of all Advances outstanding at any time. At no time will the Borrower hedge more than 100% of its actual exposures in any market.

         (i) (Constitutional Documents): No Borrower or Guarantor will, save as required by law, amend or agree to amend its constitution or other constitutional documents or by-laws of any member of the Group in any way which would have a Material Adverse Effect.

                                                                             51.

         (j) (Related Entity Transactions): No Borrower or Guarantor will knowingly enter into any transaction with any shareholder of the Borrower or any Related Body Corporate of any shareholder of the Borrower without the prior written consent of the Facility Agent, such consent not to be unreasonably withheld, unless such transaction is entered into on ordinary commercial terms in the ordinary course of that company's business.

         (k) (Bank Accounts): No Borrower or Guarantor will open or maintain any account with any branch of any bank or other financial institution providing like services (other than an account maintained pursuant to the requirements of the Transaction Documents) unless the opening and maintenance of such account has been approved by the Facility Agent except for accounts for transactional banking facilities and arrangements in the ordinary course of business or in connection with Financial Indebtedness permitted under clause 17.4(c)(ii), (iii) and (vi).

         (l) (Compliance with laws): The Borrower and each Guarantor will comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, whether domestic or foreign having jurisdiction over it or any of its assets.

         (m) (Taxes): The Borrower and each Guarantor will pay all material Taxes due and payable by it within a reasonable time of the relevant due date (save to the extent that payment of the same is being contested in good faith and adequate reserves are being maintained for those Taxes).

         (n) Access): Upon reasonable notice being given by the Facility Agent, the Borrower and each Guarantor will procure that any one or more representatives of the Facility Agent be allowed (at the Facility Agent's risk and expense) to have access during normal business hours to the assets, books and records of each Obligor and to inspect the same without disruption or interference to the operation of those assets, books and records.

         (o) (Long Range Plan): The Borrower will not engage in any business or other activity other than such business or other activities as are reasonably contemplated in the Long Rang Plan, or any activity which is related to or connected with any such business or other activity.

         (p) (No Trusts): The Borrower will not become the trustee of a trust or hold any property subject to or impressed by any trust;

18.      FINANCIAL COVENANTS

18.1     Financial Covenants

         The Borrower and each Guarantor will ensure that:

         (a) (Senior Debt/EBITDA): for the financial year ending 31 December 2001 and each 12 month period ending on a Quarterly Date thereafter until 30 September 2002, the ratio of Senior Debt (as at the Quarterly Date) to EBITDA for the Group for

                                                                             52.

                  the preceding 12 month period must be less than or equal to 5:1 and for the 12 month period ending on 31 December 2002 and each 12 month period ending on a Quarterly Date thereafter, must be less than or equal to 4:1;

         (b) (Total Debt /EBITDA): for the financial year ending 31 December 2001 and each 12 month period ending on a Quarterly Date thereafter until 30 September 2002, the ratio of Total Debt (as at the Quarterly Date) to EBITDA of the Group for the preceding 12 month period must be less than or equal to 6:1 and for the 12 month period ending on 31 December 2002 and each 12 month period ending on a Quarterly Date thereafter must be less than or equal to 5:1;

         (c) (EBITDA/Interest Expense): for the financial year ending 31 December 2001 and for each 12 month period ending on a Quarterly Date thereafter until 30 September 2002, the ratio of EBITDA of the Group for the preceding 12 month period to Interest Expense for the preceding 12 month period must not be less than 2.25:1 and for the 12 month period ending 31 December 2002 and each 12 month period ending on a Quarterly Date thereafter, must be not less than 3:1;

         (d) (Minimum Total Subscribers Level): Total Subscribers must be greater than or equal to the amount set out below:

                  (i)      at 30 June 1999, 295,000;
                  (ii)     at 30 September 1999, 310,000;
                  (iii)    at 31 December 1999, 325,000;
                  (iv)     at 30 June 2000, 355,000;
                  (v)      at 31 December 2000, 390,000;
                  (vi)     at 30 June 2001, 425,000; and
                  (vii)    at 31 December 2001, 460,000; and

         (e) (Total Debt/Total Subscribers): on the date of the first Utilisation and on each Quarterly Date thereafter until 31 December 2001 the ratio of Total Debt to Total Subscribers must be less than or equal to A$1000:1.

18.2     Compliance Certificate

         The Borrower will deliver a Compliance Certificate to the Facility Agent within 30 days after the end of each quarter (except for Compliance Certificates given at the end of the financial year based on audited financial accounts which must be given promptly but in any event not later than 120 days from the end of the financial year) and at each Utilisation Date for a new Advance.

18.3    Stamp Duty Certificate

        The Borrower will deliver a Stamp Duty Certificate to the Security Agent as soon as practicable and in any event not later than:

         (a)      120 days after the close of its financial years; and

         (b)      90 days after each half of each of its financial years.

                                                                             53.

19.       DEFAULT AND TERMINATION

19.1     Events of Default

         Each of the following events is an Event of Default, whether or not the cause is beyond the control of the Borrower, the Guarantors or any other person:

         (a) (Failure to pay): any Obligor does not pay within 2 Business Days of the due date and in the specified manner, any amount payable by it under any Transaction Document;

         (b) (Failure to comply): the Borrower or Guarantor defaults in fully performing, observing and fulfilling any provision of any Transaction Document other than a provision requiring the payment of money as contemplated by clause 19.1(a), provided that in the case of a default capable of remedy, that default has not been remedied within 7 days of the occurrence of being asked by the Facility Agent to remedy the default (or such longer period agreed by the Facility Agent acting on instructions from Majority Banks);

         (c) (Untrue warranty): any representation, warranty or statement made, repeated or deemed to be made or repeated in any Transaction Document or in connection with the Facility or any accounts or opinion furnished in connection with the application for the Facility or under this Agreement is proved to be untrue in any material respect when made, repeated or deemed to be made repeated or furnished (as the case may be) and the representation, warranty or statement continues to be untrue 7 days after the representation, warranty or statement is identified;

         (d) (Breach of undertaking): any Obligor breaches any written undertaking given at any time to the Banks or any Agent or fails to comply with any condition imposed by the Banks or any Agent in agreeing to any matter (including any waiver);

         (e) (Event of Default under Transaction Document): any event of default (howsoever described) occurs under any Transaction Document;

         (f)      (Default under other transactions):

                  (i) any Financial Liability greater than $5,000,000 of any Obligor becomes, or becomes capable of being declared, prematurely due and payable as a result of a default or an event of default howsoever described thereunder;
                  (ii) any Financial Liability greater than $5,000,000 of any Obligor or any sum payable in respect thereof is not paid when due and payable;

                  (iii) any Encumbrance over any asset of an Obligor securing more than $5,000,000 becomes capable of being enforced as a result of a default or an event of default howsoever described thereunder;

                                                                             54.

                  (iv) any Obligor defaults in fully performing, observing and fulfilling any of the terms, covenants and conditions of any Encumbrance relating to any of its assets securing more than $5,000,000 or any Encumbrance relating to any asset of any Obligor otherwise becomes enforceable;

                  (v) any Encumbrance securing more than $5,000,000 which is a floating security over any asset of any Obligor crystallises into, or otherwise becomes, a fixed or specific security; or

                  (vi) any Encumbrance securing more than $5,000,000 relating to a Security Property is varied without the prior written consent of the Security Agent (acting on the instructions of the Majority Banks) or comes to secure an aggregate debt or liability (present or future, actual, contingent or prospective and on any account whatsoever) that exceeds the amount previously agreed to by the Security Agent in writing;

         (g) (Event of Insolvency): any Event of Insolvency occurs in respect of any Obligor;

         (h) (Investigation): an investigation into the affairs or particular affairs of an Obligor is directed or commenced under the Corporations Law which would have a Material Adverse Effect;

         (i) (Cessation of business): an Obligor ceases, or threatens to cease, to carry on all or a substantial part of its business or all or a material part of the Obligor's business is destroyed, confiscated, appropriated or resumed or suffers loss or material damage unless insured to the satisfaction of the Facility Agent;

         (j) (Void or voidable): any Transaction Document is or becomes or is claimed by any Obligor to be void, voidable or unenforceable in whole or in part;

         (k) (Illegality): at any time it is unlawful for an Obligor to perform any of its material obligations under any Transaction Document;

         (l) (Failure to comply with laws): any Obligor fails to duly and punctually comply with all statutes, material regulations and other laws binding on it and such failure would have a Material Adverse Effect;

         (m) (Change in control): without the prior written consent of the Facility Agent, acting on instructions from Majority Banks, Effective Control of the Borrower, CTV or STV is altered from that subsisting at the date hereof. For the purpose of this sub-clause "Effective Control" means:

                  (i) the ability to appoint a majority of directors to the Board of Directors of the Borrower, CTV or STV;

                  (ii) control of more than 49% of the economic interest or value of the Borrower, CTV or STV is acquired by one or more parties other than United International Holdings, Inc., or its Related Bodies Corporate; or

                                                                             55.

                  (iii) control of legal and/or beneficial ownership of more than 49% of the issued share capital of the Borrower, CTV or STV excluding any part thereof which carries no right to participate beyond a specified amount in the distribution of either profit or capital;

         (n) (Change in Shareholding): divestment by UIH Australia/Pacific, Inc. or any of its related entities so that it or any of its related entities has less than 25% legal and beneficial shareholding in XYZ Entertainment Pty Limited, without the prior written consent of the Facility Agent (acting on instructions from Majority Banks), which consent will not be unreasonably withheld or delayed provided that the Borrower demonstrates, to the satisfaction of the Facility Agent, that the Borrower has continuing and acceptable access to programming satisfactory to the Facility Agent;

         (o) (Hedging): the Borrower hedges more than 100% of its physical exposures;

         (p) (Reduction in capital): without the prior written consent of the Facility Agent (acting on instructions from Majority Banks), an Obligor takes action to reduce its share capital (other than by the redemption of redeemable preference shares);

         (q) (Reserve liability): without the prior written consent of the Facility Agent (acting on the instructions of the Majority Banks), any meeting of an Obligor is convened for the purpose of considering or passing a special resolution under section 188(2) of the Corporations Law or any such resolution is proposed at any meeting of an Obligor;

         (r) (Material Contracts): without the prior written consent of the Facility Agent (acting on instructions from Majority Banks) an event of default howsoever described occurs and is continuing under any Material Contract or any Obligor fails to comply with any material term of a Material Contract or any Material Contract is prematurely terminated or it becomes unlawful for any party to a Material Contract to perform its obligations and which event of default or failure to comply or termination or illegality:

                   (i) remains unremedied 7 days after the Facility Agent has requested the Borrower to procure that it be remedied; and
                  (ii) would be reasonably likely to have a Material Adverse Effect;

         (s)   (Loss of Consents):

                   (i) any authorisation, approval, consent, licence or permit (including, without limitation, the Licences), exemption, filing or registration or other requirement necessary:

                           A. to enable any Obligor to comply with any of its material obligations under any of the Transaction Documents or any of the Material Contracts; or
                           B.  for the conduct of its business;

                                                                             56.

                           is revoked or refused or does not remain in full force and effect in accordance with its terms once granted, or is not renewed prior to its expiry or is adversely modified and that event has a Material Adverse Effect;

                  (ii) the authority of any Obligor in the conduct of its business is wholly or substantially curtained by any seizure or intervention by or on behalf of any authority or the ability of the Group to conduct its business or to determine the amount it will charge for its services is limited, restricted or constrain-ed by any government or governmental agency taking any action or such government or governmental agency announces its intention to take such action in rela-tion to any member of the Group or any of its assets to an extent greater than existing at the date of this Agreement and such action is reasonably likely to have a Material Adverse Effect;

         (t) (Licences): a breach of any of the Licences occurs and such breach is not remedied within 30 days or such other period as may be specified in any notice of breach issued by the relevant authority unless such breach would, having regard to all of the circumstances (including, but not limited to, the breach of other Licences at any prior time) and taking into account the cumulative effect of all such previous events and circumstances, not be reasonably likely to have an adverse effect on an Obligor's business or financial condition or on its ability to perform its material obligations under any of the Transaction Documents;

         (u) (Material change): any event or series of events whether related or not occurs which has a Material Adverse Effect.

19.2      Facility Agent's rights upon Event of Default

         Subject to clause 19.3, if any Event of Default occurs, at any time thereafter while such event continues, the Facility Agent may at its option if so authorised by the Majority Banks and shall upon the direction of the Majority Banks by written notice to the Borrower:

         (a)      declare that an Event of Default has occurred; and/or

         (b) declare that the Total Commitments and any other obligations of the Banks or the Agents to the Obligors under the Transaction Documents shall be cancelled forthwith, whereupon the same shall be so cancelled and all fees payable in relation to the Total Commitments shall become immediately due and payable; and/or

         (c) declare that the Advances to the Borrower, together with all interest accrued on those Advances and all other amounts which form part of the Obligations (as specified in such notice) shall thenceforth be repayable on demand being made by the Facility Agent (and in the event of any such demand those Advances, such interest and such other amounts shall be immediately due and payable); and/or

                                                                             57.

         (d) declare the Advances to the Borrower immediately due and payable, whereupon they shall become immediately due and payable together with all interest accrued on those Advances and all other amounts which form part of the Obligations.

20.      GUARANTEE AND INDEMNITY

20.1     Guarantee

         Each Guarantor hereby irrevocably and unconditionally guarantees to the Agents and each Bank or any of them) the due and punctual performance in full of the Obligations.

20.2     Indemnity

         Each Guarantor as a separate, additional and primary liability hereby irrevocably and unconditionally agrees to indemnify the Agents and each Bank and at all times hereafter to keep the Agents and each Bank indemnified against any failure by an Obligor to duly and punctually perform its Obligations and Intended Obligations.

20.3     Performance of Obligations

         If the Borrower or a Guarantor or any other person bound to perform or pay after the expiration of any applicable grace period any Obligation or Intended Obligation fails to do so in full on the due date therefor, each Guarantor shall immediately on demand by either of the Agents or a Bank perform or pay that Obligation or Intended Obligation.

20.4     Liability as Guarantor and indemnifier

         Any reference herein to the obligations or liabilities of a Guarantor shall be construed as a reference to its obligations or liabilities whether as a Guarantor or indemnifier hereunder and the use of the expression "Guarantor" herein in relation to a party shall not be construed as diminishing that party's obligations hereunder as an indemnifier. The provisions of this clause 20 preserving the liability of a party hereto as a Guarantor apply mutatis mutandis to any liability that arises whether in regard to that party's guarantee or indemnity hereunder.

20.5     Principal obligation

         Each obligation of each Guarantor hereunder constitutes a principal, and not a secondary or ancillary obligation, to the intent that, without limiting in any way the operation of any of the other provisions of this clause 20, any limitation on the liability of a Guarantor which would otherwise arise by reason of its status as a Guarantor, co-Guarantor, indemnifier or co-indemnifier is hereby negatived.

20.6     Absolute liability

         The liability of each Guarantor hereunder is absolute and is not subject to the execution of the Transaction Documents (other than this Agreement) or of any other document by any person or to the performance

                                                                             58.

         of any condition precedent or subsequent, including, without limiting the generality of the foregoing, as between any Obligor and the Facility Agent, the Banks or any of them or amongst any 2 or more Obligors but is subject to non-payment or the non-performance of an Obligation or Intended Obligation by the principal obligor.

20.7     Unconditional liability

         The liability of each Guarantor hereunder shall not be affected by any act, omission, matter or thing that would otherwise operate in law or in equity to reduce or release a Guarantor from its liability including, without limiting the generality of the foregoing, any of the following:

         (a)      (Event of Default): the occurrence of any Event of Default;

         (b)      (Distributions):  the  receipt by any Agent or any Bank of any
                  payment,  dividend  or  distribution   under   any  Insolvency
                  Provision in relation to the Borrower or any Guarantor;

         (c) (Invalidity etc.): any Transaction Document or any payment or other act the making or doing of which would otherwise have formed part of the Obligations, or any transaction or document which would otherwise have given rise to such a payment or other act being or becoming or being conceded to be illegal, invalid, void, voidable, unenforceable or irrecoverable in whole or in part for any reason whether past, present or future, including, without limiting the generality of the foregoing:

                  (i)      any statute, other law or principle of equity;
                  (ii)     any act or omission by any person;
                  (iii) any legal limitation, disability or incapacity of an Obligor or any Guarantor;
                  (iv) any improper exercise of a power or authority in relation to an Obligor or any Guarantor;
                  (v) any right of an Agent or a Bank to enforce or recover such document, payment or other act or to exercise any remedy or right it has for the enforcement or recovery of such document, payment or other act being suspended or postponed by order of any court or otherwise; or
                  (vi)     any Insolvency Provision;

         (d) (New guarantors): the Agents, Banks or any of them accepting from any person any guarantee, indemnity or contract of suretyship for the performance of the whole or any part of the Obligations;

         (e) (Time or indulgence): the Agents, Banks or any of them agreeing with an Obligor or any Guarantor to grant time, waiver or other indulgence or concession to, or to make any composition or compromise with an Obligor or any Guarantor;

         (f) (Forbearance): the Agents, Banks or any of them forbearing or neglecting to exercise any remedy or right they have or it has for the enforcement of any Transaction Document or any other obligation or liability forming part of the Obligations;

                                                                             59.

         (g) (Laches etc.): any laches, acquiescence or other act, neglect, default, omission or mistake by the Agents, Banks or any of them;

         (h) (Repudiation): the determination, rescission, repudiation or termination, or the acceptance of any of the foregoing, by the Agents, Banks, an Obligor or any Guarantor or any of them of any Transaction Document or any other obligation or liability forming part of the Obligations;

         (i) (Variation): any variation (whether by way of insertion, deletion, modification, novation or otherwise) to any Transaction Document or any other obligation or liability forming part of the Obligations, whether or not such variation is substantial or material or imposes an additional liability upon or is onerous on any Obligor or any Guarantor, including without limiting the generality of the foregoing, any increase in the limit or extension of the term for, or the imposition of any condition or variation in the rate of interest in respect of advances or financial accommodation to the Borrower;

         (j) (Release): the full, partial or conditional release or discharge (whether before or after any demand has been made on the Guarantor hereunder) by the Agents, Banks or any of them or by operation of law, of an Obligor or any Guarantor or any other person from any Transaction Document or any other obligation or liability forming part of the Obligations (but without affecting the validity of any release and discharge of a Guarantor in accordance with this Agreement);

         (k) (Security Property): the release of any property from any Security or the substitution of any property in place of any other property now or hereafter the subject of a Security;

         (l) (Securities): the Agents, Banks or any of them wasting, destroying, abandoning, prejudicing or not perfecting, maintaining, preserving, enforcing or realising or negligently or not bona fide enforcing or realising any Security;

         (m) (Loss of Securities): the failure to obtain any Security or the loss or impairment of any Security by operation of law or otherwise, whether or not the same is in breach of an express or implied condition to obtain or preserve such Security or in breach of any equitable duty which might otherwise have been imposed upon the Agents, Banks or any of them;

         (n) (Priority of Securities): the Agents, Banks or any of them agreeing to any order of priorities with respect to any Security or to any variation of any then previously agreed order of priority;

         (o) (Accounts): the opening or operation of any new account with the Agents, Banks or any of them by any Obligor or any Guarantor;

                                                                             60.

         (p) (Change of constitution): any change in membership (whether by death or retirement of an existing member, admission of a new member or otherwise), in the place of business or in the name of any partnership, firm or association in which any Obligor or any Guarantor is a member;

         (q) (Transfer): the transfer or assignment of the benefit of any Transaction Document or of any other obligation or liability forming part of the Obligations;

         (r) (Disclosure): any failure by the Agents, Banks or any of them to disclose to the Guarantor any material or unusual fact, circumstance, event or thing whatsoever known to, or ought to have been known by, an Agent or any Bank relating to or affecting any Obligor or any Guarantor at any time prior to or during the currency of any Transaction Document, whether prejudicial or not to the rights and liabilities of the Guarantor and whether or not any Agent or any Bank was under any duty to disclose such fact, circumstance, event or thing to the Guarantor or an Obligor; or

         (s) (Covenant not to take action): any Agent or any Bank entering into a covenant with an Obligor or any Guarantor not to do all or any of the following, namely, sue, issue process, sign or execute judgment, commence proceedings for bankruptcy or liquidation, participate in any official management, scheme of arrangement or reconstruction, prove in any bankruptcy or liquidation or do any other act, matter or thing in respect of the liability of an Obligor or that Guarantor (but without affecting the validity of any waiver given in accordance with clause 30.11 of this Agreement).

20.8     No obligation to gain consent

         Nothing herein shall be construed as a requirement that any Guarantor consent to or be made aware of any event referred to in clause 20.7, any transaction between the Agents, Banks or any of them and an Obligor or any one or more Guarantors or any particulars concerning any obligation or liability that forms part of the Obligations.

20.9     No marshalling

         The Agents and the Banks are under no obligation to marshal or appropriate in favour of any Guarantor or to exercise, apply, transfer or recover in favour of any Guarantor any Security or any funds or assets that they or any of them hold or are entitled to receive or have a claim upon.

20.10    Void or voidable transactions

         If there is upheld, conceded or compromised any claim that a transaction in any way affecting or relating to the Obligations or the Securities is void, voidable, unenforceable or irrecoverable the following provisions apply:

                                                                             61.

         (a) (Restoration of Obligations): if as a result of or in connection with entering into the transaction the Obligations have been reduced in any way, then upon such claim being upheld, conceded or compromised, each Agent and each Bank will be entitled against each Guarantor to all such rights as it would have had if the transaction or so much thereof as is held or conceded to be void or voidable or is foregone on compromise had not taken place;

          (b) (Restoration of Security): if as a result of or in connection with entering into the transaction, or if as a result of the transaction being held or conceded to be void or unenforceable, a Bank's rights under any Security have been surrendered, cancelled or reduced in any way, then upon such claim being upheld, conceded or compromised, each Guarantor will take all steps and sign all such documents as may be necessary or convenient to restore those rights or equivalent rights to the Bank; and

         (c) (Costs and expenses): the Guarantors will pay to each Agent and each Bank all costs and expenses (including legal costs and expenses as between solicitor and own client) incurred by each Agent and each Bank in or in connection with any negotiations or proceedings relating to any such claims.

20.11    Insolvency

         No Guarantor will lodge any proof of debt or similar claim under any Insolvency Provision in relation to any Obligor or any Guarantor in competition with any Agent or any Bank. Each Guarantor irrevocably authorises the Security Agent to prove as its attorney for all money which it may be entitled to from an Obligor or any Guarantor and to retain and to carry to a suspense account and appropriate at the discretion of the Security Agent (but for the benefit of the Banks) any amount so received until with the aid thereof each Bank has been paid 100 cents in the dollar in respect of the indebtedness of an Obligor or each Guarantor as the case may be.

20.12    No set-off, counterclaim, etc.

         No Guarantor will seek to reduce or avoid its liability under a Transaction Document by raising any defence, set-off or counterclaim available to any Agent or an Obligor or any other Guarantor.

20.13    Restriction on Guarantor's dealings

         No Guarantor will, without the Facility Agent's prior written consent (which the Facility Agent may withhold in its discretion and acting on the instructions of the Majority Banks):

         (a) (No proceedings): institute any proceedings against any other Obligor;

         (b) (No demand): make any demand for, or accept any money in part or complete satisfaction of, any liability on any account of any other Obligor other than as permitted under this Agreement or for a liability arising out of the supply of goods and services by the Guarantor to that Obligor in the ordinary course of that Guarantor's ordinary business at a rate and on terms not exceeding and not more onerous than usually found for the supply of such goods and services by parties dealing at arm's length;

                                                                             62.

         (c) (No enforcement of Securities): enforce any Encumbrance now or hereafter held by it (either alone or with others) in respect of any such liability as aforesaid; or

         (d) (No set-off): set-off any money owing by the Guarantor against any liability owing to the Guarantor by any other Obligor or permit any Obligor to set off any money owing by the Obligor against any liability owing to that Obligor by the Guarantor.

20.14    Release of Obligor

         Notwithstanding any presumption or principle of law to the contrary, an Agent or a Bank may in relation to any Obligor enter into a covenant not to sue, issue process, sign judgment and execute or commence proceedings for the bankruptcy or liquidation of any one or more of such resultant judgment debtors, participate in any official management, scheme of arrangement or reconstruction, prove in any bankruptcy or liquidation and do any other act, matter or thing in respect of that Obligor's liability without thereby in any way impairing or reducing the liability of any Guarantor or other Guarantor (as the case may be) to the other Agents, the other Banks or any of them under this Agreement.

20.15    Conditions precedent

         The Facility Agent may waive, dispense with or accept such evidence as in its absolute discretion it sees fit in relation to the satisfaction of any condition precedent contained in any Transaction Document or otherwise for the grant of any advances or financial accommodation to or for the account of the Borrower, and the Guarantors' liability hereunder shall not be affected or in any way impaired by any exercise by the Facility Agent of that discretion.

20.16     Claim on the Guarantors

         (a) An Agent or a Bank shall not make any demand or claim on a Guarantor under this clause 20 unless an Obligor or a Guarantor has failed in the due and punctual payment of any of its Obligations.

         (b) Neither an Agent nor a Bank shall be required to make any claim or demand on an Obligor or on any other Guarantor, or to enforce any Transaction Document or any other right, power or remedy against any Obligor, before making any demand or claim upon any Guarantor under this clause 20.

20.17    Subrogation

         No Guarantor will seek the transfer to it of any Security which is subject to an agreed order of priority in the Security Agent's or any Bank's hands under any right of subrogation, unless and until it has entered into a deed under which it undertakes to be bound by the priority affecting such Security with the other parties to such agreed order of priority.

                                                                             63.

20.18    General waiver by Guarantors

         The Guarantors expressly waive all rights inconsistent with the provisions of this Agreement, including all rights as to contribution, indemnity or subrogation which they might otherwise be entitled to claim and enforce until the Obligations have been paid in full.

20.19    Judgment

         Any judgment obtained against the Borrower is conclusive as against each Guarantor.

21.      ADDITIONAL GUARANTORS AND SECURITY

21.1     Additional Guarantors

         (a) The Borrower and each Guarantor shall procure that any wholly owned member of the Group which is not a Guarantor shall become, promptly, but no later than 90 days, after being required by the Facility Agent on the instructions of the Majority Banks to become, an Additional Guarantor by entering into an Accession Agreement, subject to any provision of law prohibiting that person from becoming an Additional Guarantor.

         (b) Where any such prohibition as is referred to above exists, the Borrower and each Guarantor shall use its reasonable endeavours lawfully to overcome the prohibition, and the Facility Agent (acting at the direction of the Majority Banks) may (but shall not be obliged to) agree with the potential Additional Guarantor concerned limitations on its liability as an Additional Guarantor under this Agreement and other amendments (applying only in relation to that Additional
                  Guarantor) to this Agreement or to the relevant Accession Agreement.

         (c) On each date that an Accession Agreement is entered into the Borrower shall procure that each of the documents listed in paragraphs 1, 3, 4, 5, 9, 10 and 15 of Schedule 4 (as appropriate) are delivered in respect of the Additional Guarantor and the Accession Agreement in form and substance satisfactory to the Facility Agent.

21.2      Security

         (a) The Borrower and each Guarantor shall execute and deliver to the Security Agent such further or additional Securities in such form and in relation to such of its assets as the Majority Banks shall reasonably require subject to any provision of law prohibiting such person from entering into such Security.

         (b) Where any such prohibition as is referred to above exists, the Borrower and each Guarantor shall use their reasonable endeavours lawfully to overcome the prohibition, and the Security Agent may (but shall not be obliged to) agree with the relevant Obligor limitations on the extent of the security granted by it.

                                                                             64.

         (c) The Obligors shall at their own expense execute and do all such assurances, acts and things as the Security Agent or the Majority Banks may reasonably require for perfecting or protecting the security intended to be afforded by the Securities or for facilitating the realisation in accordance with the Securities of all or any part of the assets which are subject to the Securities and the exercise of all powers, authorities and discretions vested in the Security Agent under the Securities or in any receiver of all or any part of those assets and in particular shall execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient for the purpose of this clause 21.2(c).

         (d) The Obligors shall procure that in relation to each further or additional Security the relevant Borrower or Guarantor shall do all things necessary duly to perfect in the jurisdiction of its incorporation and in the jurisdiction wherein the assets which are the subject of the further or additional Securities are located, the security intended to be afforded to the Agents and the Banks under such further or additional Securities and shall deliver to the Facility Agent such directors and shareholders resolutions, legal opinions, notices, certificates or documents of title or other items as the Facility Agent shall reasonably require.

21.3     Additional Security

         Notwithstanding clause 21.2(a), the Borrower and each Guarantor shall:

         (a) procure that any person who becomes a wholly owned subsidiary of an Obligor executes and delivers in a timely manner and does all things necessary to provide security in form and substance satisfactory to the Facility Agent over all of its assets and undertakings; and

         (b) ensure that any Security Property relating to the Securities referred to in clause 21.3(a) shall be free and clear of any Encumbrances other than Encumbrances permitted under clause 17.3(a) or the Securities.

22.      RELEASE OF GUARANTORS AND SECURITY

22.1     Guarantors

         Subject to clause 22.3, at the time of completion of any sale or other disposal to a person or persons outside (and which will remain outside) the Group of all of the shares in the capital of any Guarantor (or of all of the shares in any other member of the Group (other than the Borrower) such that any Guarantor ceases as a result thereof to be a member of the Group) and in such other circumstances (if any) as all the Banks may from time to time agree in writing, such Guarantor shall be released from all past, present and future liabilities (both actual and contingent) hereunder and under the Securities to which it is a party, and the security provided over its assets under the Securities will be released.

                                                                             65.

22.2     Assets

         Subject to clause 22.3, at the time of completion of any sale or other disposal to a person or persons outside (and which will remain outside) the Group of any assets owned by an Obligor over which security has been created by the Securities to which that Obligor is party, those assets shall be released from such security.

22.3     Conditions for Release

         The release of the guarantees and security referred to in clause 22.1 and 22.2 above shall only occur if:

         (a)      either:

                  (i) such disposal will not result directly or indirectly in any breach of any of the terms of this Agreement; or
                  (ii) such disposal is being effected at the request of the Majority Banks in circumstances where any of the security created by the Securities has become enforceable; or
                  (iii) such disposal is being effected by enforcement of the Securities; or
                  (iv)     all Banks agree to the  release; and

         (b)      the Net Proceeds  arising out of such disposal will be applied
                  strictly  in  accordance   with  the   requirements   of  this
                  Agreement; and

         (c) any assets to be transferred to other members of the Group before completion of such disposal shall have been so transferred and (if so required by the Majority Banks) security over such assets shall have been granted to the Security Agent to its satisfaction; and

         (d) the Security Agent shall have executed such documents effecting such release as shall be reasonably required to achieve such release as aforesaid (and the Security Agent shall execute such documents at the expense of the relevant Obligor promptly upon (and only upon) it being satisfied that the conditions in (a), (b) and (c) above are satisfied or have been waived by all of the Banks).

22.4     Release of Group Members

         If any person which is a member of the Group (other than the Borrower) shall cease to be such a member in consequence of the enforcement of any of the Securities or in consequence of a disposal of the shares therein effected at the request of the Majority Banks in circumstances where any of the security created by the Securities has become enforceable, any claim which any Obligor may have against such person or any of its Subsidiaries in or arising out of this Agreement or any of the Securities (including, without limitation, any claim by way of subrogation to the rights of the Agents and the Banks against such person under the Transaction Documents and any claim by way of contribution or indemnity) shall be released automatically and immediately upon such person ceasing to be a member of the Group.

                                                                             66.

22.5     Restructure of Group

         The Facility Agent and Security Agent are hereby authorised to execute the Deed of Consent and Release in the form of Annexure A and to give all releases, discharges and consents required in that document without any further approval from the Banks.

23.      INDEMNITY

         The Borrower and each Guarantor shall on demand by the Facility Agent indemnify each Bank against any loss, cost or reasonable out of pocket expenses which the Bank may sustain or incur as a consequence of:

         (a) any sum payable by the Borrower or a Guarantor hereunder not being paid when due;

         (b) the occurrence of any Event of Default or Potential Event of Default;

         (c) an Advance requested in a Utilisation Notice not being provided for any reason including failure to fulfil any condition precedent but excluding any default by the Bank claiming an indemnity pursuant to this clause; or

         (d) the Bank receiving payments of principal other than on the last day of an Interest Period or when due for any reason, including, without limitation, prepayment in accordance with a Transaction Document.

          Such losses, costs or expenses shall include the amount determined in good faith by the Bank as being any loss including loss of margin, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Bank to fund or maintain any such Advance or amount.

24.      AGENTS

24.1     Appointment

         The Facility Agent and the Security Agent are hereby appointed and authorised to act on behalf of each Bank with power to enter into each Transaction Document and to exercise such rights, remedies, powers and discretions as are specifically delegated to them under the Transaction Documents together with such rights, remedies, powers and discretions as are reasonably incidental thereto. The Agents do not have any duties, obligations or liabilities to the Banks or any of them beyond those expressly stated in this Agreement and the Transaction Documents.

24.2     Relationships

         (a) Nothing contained in this Agreement, and no action taken by the Banks pursuant hereto, shall be deemed to constitute the Banks a partnership, association, joint venture or other entity.

                                                                             67.

         (b) In performing their respective functions and duties under the Transaction Documents, the Agents shall act solely on behalf of the Banks and do not assume and shall not be deemed in any circumstances whatsoever to have assumed any responsibility, liability or obligation, towards, or relationship of agency or trust with, or for, the Obligors.

24.3     Communications

         Except where this Agreement otherwise expressly provides, all communications to be made between an Obligor and the Banks or any of them concerning the Facility shall be made by or through the Facility Agent.

24.4      Instructions of Majority

         Subject to clause 24.5, the Facility Agent must act or refrain from acting in the exercise of any right or power, or as to any matter not expressly provided for by this Agreement, in accordance with the instructions of the Majority Banks and shall be fully protected in so doing. Any such instructions shall be binding on all the Banks. In the absence of any such instructions, the Facility Agent may act or refrain from acting as it sees fit, provided that. 66. it has used reasonable endeavours to obtain such instructions. In no event, however, shall the Facility Agent be required to take any action which exposes, or is likely to expose, it to personal liability unless it is indemnified to its reasonable satisfaction, or which is contrary to this Agreement or any law, regulation or directive.

24.5     Amendments

         If authorised by the Majority Banks, the Facility Agent or (in the case of any Security) the Security Agent may (except where any other authority is required for the same by the express provisions of the Transaction Documents) grant waivers or consents or (with the agreement of the Borrower) vary the terms of the Transaction Documents. Any such waiver, consent or variation so authorised and effected by the relevant Agent shall be binding on all the Banks and the relevant Agent shall be under no liability whatsoever in respect of any such waiver, consent or variation, provided always that, except with the prior written consent of all the Banks and the Borrower, nothing in this clause shall authorise:

         (a)   the extension of any Availability Period; or

         (b)   any variation of the definition  "Majority  Banks" in clause 1.1;
               or

         (c) any extension of the date for, or alteration in the amount or currency of, or waiver of any payment of principal, interest, Utilisation Margin, fee, commission or any other amount payable under any of the Transaction Documents; or

         (d)   any change to any Bank's Commitment; or

                                                                             68.

         (e)   any variation of clauses 11.6, 12, 26 or this clause 24.5; or

         (f) any variation of any provision wherein (before such variation) it is provided that certain things may not be done without or may be done with the consent or approval of all the Banks; or

          (g) any waiver or consent in relation to, or variation of the material provisions of, any Security or clause 20 or 21 of this Agreement; or

         (h) (save as otherwise expressly provided for elsewhere in this Agreement or the relevant Security) any release of the security provided by any of the Securities over any asset.

24.6     No need for inquiries

         No Obligor shall be concerned to inquire as to whether any Agent has been given any instructions by the Majority Banks or as to the terms of any instructions so given and may rely on all notices from any Agent without the need to make further enquiry.

24.7     Delegation

         Each Agent may from time to time delegate the performance of its duties and obligations as Agent. The Banks and each Obligor agree that any delegate of the duties and obligations of the Agent will be entitled to the benefit of the provisions of this clause 24 as if it were the Agent and, without limitation, will not be responsible or liable for any damage, cost, loss or expense they or any of them may suffer or incur as a result of or in connection with an act or omission or negligence of the delegate except to the extent arising as a direct result of the gross negligence or wilful misconduct of the delegate.

24.8     Agent not bound to Enquire

         The Agents are not obliged to ascertain or enquire:

         (a) either initially or on a continuing basis, as to the credit or financial condition or affairs of the Obligors or any other person; or

         (b) as to the performance or observance by the Obligors or any other person of any of the terms of any Transaction Document; or

         (c) whether any Event of Default or Potential Event of Default has occurred.

24.9     Default

         No Agent shall be obliged to make any inquiry as to whether an Obligor is in breach of, or in default under a Transaction Document or as to the existence of an Event of Default or Potential Event of Default and shall not be deemed to have any knowledge of the occurrence of such a breach, default, Event of Default or Potential Event of Default unless it has received express written notice thereof from a Bank or an Obligor, stating that such notice is a "Notice of Default" and describing the breach, default, Event of Default or Potential Event of Default. In the event that an Agent receives such a notice, or otherwise acquires actual notice of an Event of Default or Potential Event of Default it shall promptly notify the Banks. Subject to its

                                                                             69.

         being indemnified to its satisfaction, each Agent shall take such action with respect to an Event of Default as it shall be directed to take by the Majority Banks. Until an Agent receives such directions it may (but shall not be obliged) take or refrain from taking such action as it shall in its absolute discretion deem advisable in the best interests of the Banks.

24.10    Agents as Banks

         With respect to its own rights as a Bank (if any), each Agent shall have the same rights and powers under each Transaction Document as any other Bank and may exercise the same as though it were not performing the duties and functions delegated to it as an Agent and the term "Banks" shall include the Agents in their individual capacity as a Bank.

24.11    Agent's dealings

         The Agents may, without any liability to account to the Banks or any of them, accept deposits from, lend money to and generally engage in any kind of banking or financial, trust or other business with any Obligor as if they were not Agents and may accept fees and other consideration from any Obligor for services in connection with any Transaction
         Document or otherwise without having to account for the same to the Banks.

24.12    Notices and reports

         Promptly after its receipt thereof, the Facility Agent will provide to each Bank a copy of each report, notice or other document required under this document or a Transaction Document to be delivered to the Facility Agent by an Obligor.

24.13    Not responsible

         (a) The Agents shall not be responsible to any Bank for failure of an Obligor to perform its obligations under a Transaction Document, an Obligor's financial condition, the completeness or accuracy of any statements, representations or warranties in a Transaction Document, the Information Memorandum or any document delivered under or in connection with a Transaction Document, the valid execution, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of a Transaction Document or any such other document or the failure of any party to perform and observe its obligations under a Transaction Document.

         (b) Each Bank acknowledges that it has not relied on any statement, opinion, forecast or other representation made by any Agent to induce it to enter into this Agreement or agree to participate in the Facility whether made in the Information Memorandum or otherwise and that it has made and (without reliance on any Agent and based on such documents as it considers appropriate) it will continue to make its own appraisal of the affairs and financial condition of each Obligor and its own decisions as to whether or not to take action under a Transaction Document.

         (c) The Agent will not be obliged on a continuing basis or at a particular time to provide any Bank with any financial or other information with respect to an Obligor other than as provided in clause 24.12.

         (d) Without limitation to clause 24.9, the Agent will not be obliged to keep itself informed as to the performance and observance by the Obligors of their respective obligations and responsibilities under this document and the Transaction Documents.

         (e) The Agent shall not be liable for any cost, loss, damage or expense of whatsoever nature suffered or incurred by a Bank or any other person except to the extent arising as a direct result of the gross negligence or wilful misconduct of the Agent.

24.14    Indemnity

         Each Bank shall reimburse each Agent rateably in accordance with Commitments (to the extent that it is not reimbursed by the Borrower) on demand, for charges and expenses incurred by it in connection with the negotiation, preparation, execution, stamping and registration of the Transaction Documents, in contemplation of, or otherwise in connection with, the enforcement or preservation of any rights under a Transaction Document or in carrying out its duties as an Agent under the Transaction Documents including, in each case, the fees and expenses of legal and other professional advisers. Each Bank shall indemnify each Agent rateably in accordance with its Commitments against all liability, damage, costs, claims and expenses suffered or incurred or made against an Agent in connection with a Transaction Document, the performance or purported performance of its duties as Agent under a Transaction Document or any action taken or omitted to be taken by an Agent under (or purportedly under) a Transaction Document except to the extent, however, that such liability, damage, cost, claim or expense directly results from the Agent's gross negligence or wilful misconduct.

24.15    Observe laws

         Each Agent may refrain from doing anything which would or might in its opinion either be contrary to any relevant law of any relevant jurisdiction or any official directive or render it liable to any person and may do anything which in its opinion is necessary to comply with any relevant law or official directive.

24.16    Replacement

         (a)      The Facility Agent (the "retiring Agent") may:

                  (i) resign at any time by giving not less than 20 Banking Days' written notice thereof to the Banks and the Borrower; and
                  (ii) be removed from office upon not less than 20 Banking Days' prior written notice signed by or on behalf of the Majority Banks.

                                                                             71.

         (b) Where the retiring Agent is also the Security Agent, the removal referred to in paragraph (a)(ii) above pursuant to this clause
               24.16 shall also effect the removal of the Security Agent. The Borrower and the Banks acknowledge that the giving of a notice of removal of the retiring Agent pursuant to paragraph (a)(ii) above shall be deemed to be notice in writing to the Borrower and the Banks of the intention of the Security Agent to retire as trustee pursuant to clause 8.2 of the Debenture Stock Trust Deed.

         (c) Upon receipt of a notice of resignation from the retiring Agent, or the giving of a notice of removal of the retiring Agent, the Majority Banks shall have the right, in consultation with the Borrower, to appoint a successor Facility Agent. In the case only of resignation of the retiring Agent, if within 20 Banking Days after the giving of a notice of resignation, no successor Agent has been appointed, the retiring Agent may, in consultation with the Borrower, appoint a successor Facility Agent which shall be a reputable and experienced financier having an office in Sydney.

         (d) The resignation or removal of the retiring Agent and the appointment of the successor Facility Agent shall both become effective upon the successor Facility Agent notifying the Banks and the Borrower of its acceptance of such appointment, and specifying for the purposes of this Agreement an office in Sydney. Upon giving such notification, the successor Facility Agent shall succeed to and be vested with all the rights, obligations, powers and duties and privileges of the Facility Agent under the Transaction Documents in place of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under the Transaction Documents.

         (e) The provisions of this clause 24 shall continue in effect for the benefit of a retiring Agent in respect of any actions taken or omitted to be taken while the retiring Agent was acting as an Agent.

24.17    No authority

         Each Bank acknowledges and agrees that it does not have authority on behalf of the other Banks to waive any right or remedy of the Banks or the Agents or to modify or vary, or agree to modify or vary, any provision of any Transaction Document.

24.18    Security Agent as Trustee

         (a) The Security Agent in its capacity as trustee or otherwise shall not be liable for any failure, omission, or defect in perfecting the security constituted by the Securities.

         (b) The Security Agent in its capacity as trustee or otherwise may accept without enquiry such title as an Obligor may have to the property over which security is intended to be created by the Securities.

         (c) Each Bank hereby confirms its approval of the Transaction Documents and any security created pursuant thereto and hereby authorises, empowers and directs the Security Agent (by itself or by such person(s) as it may nominate) to execute and enforce the same as trustee or as otherwise provided (and whether or not expressly in the Banks' names) on its behalf.

                                                                             72.

24.19    Permitted Lease Transaction

         The Banks acknowledge that they have consented in principle to the implementation of Permitted Lease Transactions. The Facility Agent and the Security Agent are authorised as agent for the Banks to negotiate, agree and execute all documents necessary to effect a Permitted Lease Transaction without further authority from the Banks provided that the Facility Agent and the Security Agent are satisfied that the requirements of a Permitted Lease Transaction set out in Schedule 12 are satisfied.

25.      SET-OFF

         Each Obligor authorises each Bank at any time after an Event of Default has occurred and is continuing to apply without prior notice any credit balance (whether or not then due) to which the Obligor is at any time entitled on any account at any office of the Bank in or towards satisfaction of any sum then due and unpaid from that Obligor to the Bank and the Obligors each further authorise each Bank without prior notice at any time after an Event of Default has occurred and is continuing to set-off any amount owing (whether present or future, actual, contingent or prospective and on any account whatsoever) by that Obligor against any liability (whether present, future, actual, contingent or prospective) of the Obligor hereunder or on any other account whatsoever. No Bank shall be obliged to exercise any of its rights under this clause, which shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise). Each Bank shall notify the Facility Agent and the relevant Obligor forthwith upon its exercise of a right of set-off involving any Obligor giving full details in relation thereto and the Facility Agent shall inform the other Banks.

26.      PRO RATA SHARING

         If at any time the proportion which a Bank ("Overpaid Bank") has received or recovered by set-off or otherwise in respect of its portion of any sum due from an Obligor to the Banks under the Transaction Documents is greater (the amount of the excess being herein referred to as the "excess amount") than the proportion thereof received or recovered by the Bank receiving or recovering the smallest or no proportion thereof, then:

         (a)      the Overpaid Bank shall promptly notify the Facility Agent;

         (b) the Overpaid Bank shall, within 10 Banking Days of such notification, pay to the Facility Agent an amount equal to the excess amount;

         (c) the Facility Agent shall treat such payment as if it were a payment by the Obligor on account of the sum owed to the Banks as aforesaid; and

         (d)       at the option of the Overpaid Bank:

                                                                             73.

                  (i) subject to clause 26(f), the liability of the Obligor to the Overpaid Bank shall be increased (or treated as not having been reduced); or

                  (ii) the Obligor shall fully indemnify the Overpaid Bank making such payment for the amount thereof;

         provided  that:

         (e) if a Bank has commenced an action or proceeding in any court to recover sums owing to it pursuant to this Agreement or a Transaction Document and as a result thereof, or in connection therewith, has received an excess amount, the Bank shall not be required to share any portion of such excess amount with a Bank which was notified of such legal action or proceeding and which had the legal right to, but did not, join such action or proceeding or commence and diligently prosecute a separate action or proceeding to enforce its rights in the same or another court; and

         (f) if all or a portion of the relevant receipt or payment by or to an Overpaid Bank is thereafter rescinded or must otherwise be restored to an Obligor, the Banks shall repay to the Facility Agent for the account of the Overpaid Bank such amount as shall be necessary to ensure that (subject to clause 26(e)) all the Banks share rateably in the amount of the receipt or payment retained by the Overpaid Bank and the provisions of clause 26(c) and (d) shall apply only to the retained amount.

27.       EXPENSES AND STAMP DUTIES

27.1      Expenses

          The Borrower on demand by the Facility Agent will pay to or at the direction of the Facility Agent all reasonable out of pocket expenses including but not limited to legal fees, costs and disbursements (on a solicitor/own client basis) assessed without the necessity of taxation, incurred or payable by the Facility Agent or the Security Agent (except that the Borrower will only be liable to pay the legal fees and disbursements of one firm acting for the Agent and Banks and is not liable to pay any legal fees, costs and expenses incurred by any Banks instructing separate legal counsel) in connection with:

          (a) the preparation and negotiation of the Transaction Documents and the Securities and any subsequent consent, agreement, approval or waiver thereunder or amendment thereto;

          (b) the execution of the Transaction Documents and the Securities and any subsequent consent, agreement, approval or waiver thereunder or amendment thereto;

          (c) the enforcement, attempted enforcement or the preservation of any rights under the Transaction Documents and the Securities including, without limitation, any expenses incurred in the evaluation of any matter of material concern to the Facility Agent or the Security Agent;

                                                                             74.

         (d)      the  obtaining  of persons to  participate  in the Facility as
                  Banks    (including,    without    limitation,    advertising,
                  accommodation, travelling and out-of-pocket expenses); and

         (e) the carrying out by the Agents (or any delegate of the Agents) of any of their duties under the Transaction Documents.

27.2     Stamp duties

         (a) (Payment of all duties): The Borrower must pay all stamp, loan transaction, registration and similar Taxes, including fines and penalties, financial institutions duty and debits tax which may be payable to or required to be paid by any appropriate authority or determined to be payable in connection with the execution, delivery, performance or enforcement of the Transaction Documents or any payment, receipt or other transaction contemplated by them.

         (b) (Indemnity): The Borrower will indemnify and keep indemnified the Agents and each Bank against any loss or liability incurred or suffered by it as a result of the delay or failure by the Borrower to pay such Taxes.

28.      ASSIGNMENTS AND CONFIDENTIALITY

28.1     Successors and assigns

         This Agreement is binding on and enures to the benefit of each party hereto and its respective successors and permitted assigns.

28.2     Assignments by the Borrower

         The Borrower cannot assign any of its rights under any Transaction Document without the prior written consent of the Facility Agent acting with the approval of all the Banks.

28.3     Banks

         A Bank may assign all or any of its rights or transfer all or any of its rights and obligations under the Transaction Documents to another bank or financial institution at any time if:

         (a) it has first consulted with the Borrower regarding the identity of the new Bank;

         (b)      any   necessary   prior   authorisation   from  any   relevant
                  governmental authority or department is obtained;

         (c) in the case of an assignment of rights only, the Facility Agent has received notice of the assignment under which the assignee irrevocably authorises the assignor to act as the assignee's agent with full power and authority to exercise the rights assigned and to receive (and give valid receipts for) all money payable under the Transaction Documents in respect of those rights;

                                                                             75.

         (d) in the case of a transfer of rights and obligations, such transfer is effected by a substitution in accordance with clause 28.4;

         (e) it receives the prior consent of the Facility Agent, which consent will not be unreasonably withheld or delayed; and

         (f) other than where the relevant Bank is an Agent or Toronto Dominion Australia Limited, it pays to the Facility Agent a transfer fee of A$2,000.

28.4     Substitution

         (a) If a Bank wishes to transfer all or any of its rights and obligations under the Transaction Documents to a bank or financial institution, it and the proposed transferee shall in Canberra or such other location in Australia agreed by the Borrower or outside Australia execute and deliver to the Facility Agent 4 counterparts of the Substitution Certificate.

         (b) On receipt of a Substitution Certificate the Facility Agent shall (if it is satisfied that the substitution complies with clause 28.3) promptly:

                  (i)      notify the Borrower and each other Bank;
                  (ii) countersign in Canberra or outside Australia the counterparts on behalf of all other parties to this Agreement;
                  (iii) enter the transfer in a register kept by it (which shall be conclusive); and

                  (iv) retain one counterpart and deliver one counterpart to each of the relevant transferor and transferee and to the Borrower.

         (c) On any such certificate being countersigned by the Facility Agent the transferor shall be relieved of its obligations to the extent and from the date specified in such certificate and the transferee shall be bound by the Transaction Documents to the extent and from the date stated in the certificate.

         (d) Each other party to this Agreement irrevocably authorises the Facility Agent to sign each such certificate on its behalf and acknowledges that:

                  (i) upon such a certificate being signed by the Facility Agent it shall be deemed for all purposes to have consented to the transfer of obligations provided for in the certificate; and
                  (ii) it will continue to be bound by the provisions of the Transaction Documents accordingly.

         (e) Unless the Facility Agent otherwise agrees, no transfer of a Bank's obligations may be effected while any Utilisation Notice is current.

                                                                             76.

28.5     Increased Costs and Illegality

         If any change in lending office of any Bank or assignment or substitution of or with respect to all or any part of the rights or obligations of a Bank under this Agreement pursuant to clause 28.3 or
         28.4 is made which results (or would but for this clause result) at the time thereof in amounts becoming payable under clauses 12.2 or 14.l, then the assignee or transferee (or, in the case of a change in lending office, the Bank) shall be entitled to receive such amounts only to the extent that the assignor or transferor would have been so entitled had there been no such assignment, transfer or change in lending office. Nothing in this clause will affect the rights of an assignee or transferee under clauses 12.2 or 14.1 in relation to amounts which may become payable after the time of assignment or transfer. No such assignment or transfer shall be made if the assignee or transferee would be entitled immediately afterwards to give notice under clause 13.

28.6     Sub-participation

         Any Bank shall be entitled freely to enter into any sub-participation or other arrangement with any third party relating to the Transaction Documents which does not transfer to that third party any obligation and/or any legal or equitable interest in any of the rights arising under this Agreement.

28.7     Stock Certificates

         (a) In addition to execution and delivery of the Substitution Certificate pursuant to clauses 28.3 and 28.4, the proposed transferee will subscribe for Stock in accordance with the terms of the Debenture Stock Trust Deed.

         (b) The Borrower will issue and register the Stock subscribed for pursuant to clause 28.7(a) in accordance with the terms of the Debenture Stock Trust Deed.

         (c) Each Bank must consent to the issue of the Stock referred to in clause 28.7(b), as required by the Debenture Stock Trust Deed.

         (d) If the transferor Bank has transferred all of its rights and obligations under the Transaction Documents in accordance with this clause, it must agree to the cancellation of any Stock held by it. The Borrower must take all steps necessary to cancel such Stock.

28.8     Related Entities

         (a) Notwithstanding clause 28.3(a) and (e), a Bank may assign all or any of its rights or transfer all or any of its rights and obligations under the Transaction Documents to a related entity of equal or better credit standing to that of the Bank provided that the Bank has given prior written notice of such transfer to the Borrower. The parties agree that such an assignment or transfer will be at no cost to the Borrower.

                                                                             77.

         (b) Notwithstanding clause 28.9, a Bank shall be entitled to disclose any confidential information or documents to a related entity provided that the Bank advises such entity of the confidential nature of the information or documents or that nature is clear from the circumstances of the disclosure.

28.9     Confidentiality

         (a) Subject to clause 28.9(b), no Bank shall disclose any confidential or unpublished information or documents supplied by an Obligor in connection with the Transaction Documents which are specifically indicated by the Obligor to be confidential.

          (b) A Bank shall be entitled to disclose any confidential information or documents:

                  (i) in any proceeding arising out of or in connection with any Transaction Document to the extent that such disclosure is deemed by the Bank necessary to protect its interests;
                  (ii) if required to do so under a binding order of any governmental or semi-governmental authority or department or any procedure for discovery in any proceedings;
                  (iii) if required to do so under any law or any administrative guideline, directive, request or policy whether or not having the force of law and, if not having the force of law, the observance of which is in accordance with the practice of responsible bankers or financial institutions;
                  (iv) otherwise as required or permitted by any Transaction Document;
                  (v) to its legal advisers and its consultants as long as it advises them of the confidential nature of the information or documents or that nature is clear from the circumstances of the disclosure;
                  (vi) to a proposed assignee or transferee or sub-participant with the prior written consent of the Borrower which consent shall not unreasonably be withheld or delayed and will be deemed to have been given if not refused within 15 Banking Days of a request therefor;
                  (vii) relating to its level of exposure to any Obligor under any Hedging Agreement or on any other account, to any Agent or any other Bank; or
                  (viii)   with the prior written consent of the Borrower.

         (c)   This clause 28.9 shall survive the termination of this Agreement.

28.10    Bond Issue or Refinancing

         The Banks acknowledge that the Borrower may wish to restructure all or part of this Facility as an issue of debentures or other form of debt instrument to be offered to financial institutions. The Banks agree to consider in good faith any proposal to refinance all or part of this Facility by the issue of debentures or other debt instruments and to enter into any necessary documents to regulate the sharing of security and voting on terms reasonably acceptable to them.

                                                                             78.

29.      GOVERNING LAW AND JURISDICTION

29.1     Governing law

         This Agreement is governed by and construed in accordance with the laws applying in New South Wales.

29.2     Jurisdiction

         (a) (Acceptance of jurisdiction): Each of the Obligors irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to any Transaction Document.

         (b) (No objection to inconvenient forum): Each of the Obligors irrevocably waives any objection it may now or in the future have to the venue of any action or proceedings relating to a Transaction Document including any objection it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

30.      MISCELLANEOUS

30.1     Certificate of Agent

         A certificate in writing signed by an officer of the Facility Agent certifying the amount payable by an Obligor hereunder or stating any other act, matter or thing relating to any Transaction Document is prima facie and binding on each Obligor in the absence of manifest error on the face of the certificate.

30.2     Notices

         Any notice or other communication which must be given, served or made under or in connection with any Transaction Document:

         (a)      must be in writing in order to be valid;

         (b) is sufficient if executed by the party giving, serving or making the same or on its behalf by any attorney, director, secretary, other duly authorised officer or solicitor of such party;

         (c) will be deemed to have been duly given, served or made in relation to a person if it is delivered or posted by prepaid post to the address, or sent by facsimile to the number of that person set out herein (or at such other address or number as is notified in writing by that person to the other parties from time to time); and

         (d)      will be deemed to be given, served or made:

                  (i) (in the case of prepaid post) on the fifth day after the date of posting;

                                                                             79.

                  (ii)     (in  the  case  of   facsimile)   on   receipt  of  a
                           transmission report confirming successful transmis-sion; and

                  (iii)    (in the case of delivery by hand) on delivery.

30.3     Continuing obligation

         Each Transaction Document constitutes a continuing obligation regardless of any settlement of account, intervening payment, express or implied revocation or any other matter or thing, until a final discharge thereof has been given to the Borrower and the Guarantors.

30.4     Settlement conditional

         Any settlement or discharge between the Agents, the Banks and the Borrower and/or the Guarantors is conditional on any security or payment given or made by the Borrower, any Guarantor or any other person in relation to the Obligations not being avoided, repaid or reduced by virtue of any Insolvency Provision. If such security or payment is so avoided, repaid or reduced, the Agents and the Banks are entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Borrower and the Guarantors subsequently as if such settlement or discharge had not occurred.

30.5     Indemnities

         Each indemnity in this Agreement is a continuing obligation of the Borrower and each Guarantor (severally), separate and independent from the other obligations of the Borrower and each Guarantor and survives termination of this Agreement. It is not necessary for any Agent or Bank to incur expense or make payment before enforcing a right of indemnity conferred by this Agreement.

30.6     Further assurance

         The Borrower and the Guarantors on demand by the Facility Agent or the Security Agent and at the entire cost and expense of the Borrower and the Guarantors will perform all such acts and execute all such agreements, assurances and other documents and instruments as the Facility Agent reasonably requires to perfect or improve the rights and powers afforded, created, or intended to be afforded or created, by any Transaction Document.

30.7     Attorney

         Each Obligor hereby irrevocably appoints:

         (a)      the Agents and each Bank, severally;

         (b) each director and secretary and authorised officer from time to time of each Agent and each Bank; and

                                                                             80.

         (c)      any duly appointed agent of the Agents and each Bank,

          jointly and severally the attorney of the Obligor, in the Obligor's name and on the Obligor's behalf, at any time from time to time while an Event of Default subsists and in such manner as the relevant Agent or the relevant Bank, as the case may be, in its absolute discretion shall think fit to:

         (d) do all acts necessary or proper to further or fully assure any Transaction Document or any Bill to the Bank; and

         (e) do all acts necessary or proper to perfect or improve the rights and powers afforded or created, or intended to be afforded or created, by any Transaction Document.

30.8     Severability of provisions

         Any provision of any Transaction Document which is illegal, void or unenforceable will be ineffective to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions hereof or thereof.

30.9     Remedies cumulative

         The rights and remedies conferred by this Agreement on the Agents or the Banks are cumulative and in addition to all other rights or remedies available to the Agents or the Banks by law or by virtue of any Transaction Document.

30.10    Waiver

         A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege arising under any Transaction Document by the Agents or the Banks will not in any way preclude, or operate as a waiver of, any further exercise or enforcement thereof or the exercise or enforcement of any other right, remedy, power or privilege thereunder or provided by law.

30.11    Consents and approvals

         Where any act, matter or thing under any Transaction Document depends on the consent or approval of the Agents or Banks, then unless expressly provided otherwise therein, that consent or approval may be given or withheld in the absolute and unfettered discretion of the Agents or Banks (as the case requires) and may be given subject to such conditions as the Agents or Banks (as the case requires) thinks fit in its absolute and unfettered discretion..

30.12    Written waiver, consent and approval

         Any waiver, consent or approval given by the Facility Agent under any Transaction Document will only be effective and only binds the Banks if it is given in writing, and executed by the Facility Agent or on its behalf by an officer for the time being of the Facility Agent.

                                                                             81.

30.13    Time of essence

         Time is of the essence in respect of each Obligor's obligations under the Transaction Documents.

30.14    Consultants fees

         Where the Facility Agent has to make any determination (whether in respect of an Advance or otherwise), it may employ such consultants or persons as it thinks fit to assist in making such determination. The Borrower will reimburse the Facility Agent for all reasonable fees paid by the Facility Agent to any such consultants or persons upon receipt of a written demand therefor.

30.15    Moratorium legislation

         To the fullest extent permitted by law, the provisions of all statutes whether existing now or in the future and whether operating directly or indirectly to lessen or otherwise to vary or affect in favour of any Obligor any obligation under any Transaction Document, or to delay or otherwise prevent or prejudicially affect the exercise of any rights or remedies conferred on an Agent or any Bank under any Transaction Document, are hereby expressly waived, negatived and excluded.

30.16    Binding on each signatory

         Each Transaction Document is binding on each of the signatories notwithstanding that any one or more of the named parties hereto does not execute it, that there is any invalidity, forgery or irregularity touching its execution or that it is or becomes unenforceable, void or voidable against a named party.

30.17    Counterparts

         This Agreement may be executed in a number of counterparts, all of which taken together will be deemed to constitute one and the same document.

30.18    Proceeds Account

         The Security Agent agrees with each of the Obligors that it will not exercise its rights under clause 5.2 of the document referred to in paragraph (a) of the definition of "Original Securities" or clause 3.3 of the documents referred to in paragraphs (b), (c), (d) and (e) of the definition of "Original Securities" in such a way as to prevent that party from making a payment which is otherwise permitted by clause 17.5(b)(i) or clause 17.6.

31.      NO REPRESENTATION BY OR RELIANCE ON THE BANK OR AGENT

         Each party other than each Bank and each Agent acknowledges that:

         (a) no Bank and no Agent has any duty to supply that party with information in relation to or affecting the other or others of them prior to the date hereof or during the currency of any Transaction Document;

                                                                             82.

         (b) it has relied upon that party's own inquiries as to the other or others of them, the nature and extent of the entire relationship between them and between them and each Bank and the Agents whether or not recorded in the Transaction
                  Documents, and the nature and effect of the Transaction Documents; and

         (c) it has not entered into any Transaction Document in reliance on or as a result of any representation, promise, statement, conduct or inducement to that party by or on behalf of any Bank or any Agent or by or on behalf of any Obligor otherwise than as embodied in the Transaction Documents or as notified in writing by that party to the Banks and the Agents prior to the date hereof.

32. REVIEW

         If the Majority Banks reasonably believe that the financial performance of the Group has departed from the annual budget which comprises part of the Long Range Plan in a material respect and that such performance is likely to have a Material Adverse Effect, the Facility Agent acting on the direction of the Majority Banks may provide the Borrower with a notice of that fact and as soon as practicable, but no later than 10 Banking Days, after the Borrower receives a notice under this clause, the Borrower must enter into good faith negotiations with the Facility Agent regarding possible changes to the business or operations of the Group or a restructuring or repricing of this Facility.



                                                                             83.

                                   SCHEDULE 1
                               ORIGINAL GUARANTORS

Name                                Jurisdiction of
                                    Incorporation in
                                    Australia                 ACN                       Address
CTV Pty Limited                     Queensland                064 416 128               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

STV Pty Limited                     South Australia           065 312 450               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

AUSTAR Services Pty
Ltd                                 South Australia           068 521 880               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

Selectra Pty Ltd                    South Australia           065 367 526               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

Vinatech Pty Ltd                    South Australia           065 366 314               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

Jacolyn Pty Ltd                     South Australia           064 744 869               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

Minorite Pty Ltd                    South Australia           068 943 484               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

Kidillia Pty Ltd                    South Australia            068 943 608              Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

Dovevale Pty Ltd                    South Australia           068 943 591               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

Windytide Pty Ltd                   South Australia           068 943 546               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW

                                                                             84.


Chippawa Pty Ltd                    South Australia           068 943 635               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

Ilona Investments Pty
Ltd                                 South Australia           068 943 626               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000

Wollongong
Microwave Pty Limited               South Australia           065 146 321               Level 29, 259
                                                                                        George Street,
                                                                                        Sydney, NSW 2000.

                                                                             85.

                                   SCHEDULE 2
                                      BANKS

                                            Tranche 1                  Tranche 2                 Total
Name & Address                              Commitment                 Commitment                Commitment
The Chase Manhattan Bank,                   $63,750,000                $63,750,000               $127,500,000
ARBN 074 112 011 of Level 35,
AAP Centre, 259 George Street,
Sydney, New South Wales

Toronto Dominion Australia                  $53,750,000                $53,750,000               $107,500,000
Limited, ACN 004 958 020
of Level 36, 385 Bourke Street,
Melbourne, Victoria
Fax: (03) 9670 3779

Paribas Group Australia Limited,            $17,500,000                $17,500,000               $35,000,000
ACN 002 174 843 of Level 11, 3
Spring Street, Sydney NSW
2000
Fax: (02) 9241 5363


ABN AMRO Australia Limited,                 $17,500,000                $17,500,000               $35,000,000
ACN 000 862 797, ABN AMRO
Bank NV, Australian Branch,
ARBN 079 478 612 jointly and
severally, of Level 23, 255
George Street, Sydney
Fax: (02) 9259 5444

Bankers Trust Australia Limited             $12,500,000                $12,500,000               $25,000,000
ACN 003 017 221
Level 15
The Chifley Tower
2 Chifley Square
Sydney NSW 2000
Fax: (02) 9259 9800

Citibank N.A. (Sydney Branch)               $17,500,000                $17,500,000               $35,000,000
ARBN 072 814 058
Citibank Centre
1 Margaret Street
Sydney NSW 2000

                                                                             86.



Fax: (02) 9262 2520


Credit Suisse First Boston ARBN             $17,500,000                $17,500,000               $35,000,000
061 700 712
Level 27
101 Collins Street
Melbourne VIC 3000
Fax: (03) 9653 3444

------------------------------------------------------------------------------------------------------------
TOTAL                                       $200,000,000              $200,000,000              $400,000,000


                                                                             87.

                                   SCHEDULE 3
                                    LICENCES

1. All MMDS licences issued under the Radiocommunications Act (Cth) 1992 to a member of the Group; and

2. All broadcast licences issued under the Broadcasting Services Act (Cth) 1992 to a member of the Group.




                                                                             88.

                                   SCHEDULE 4

DOCUMENTARY CONDITIONS PRECEDENT

1.       A certified copy of the constitution of each Obligor.

2. A certified copy of a resolution or resolutions of the directors of the Borrower approving the Facility and authorising:

         (a) the execution by the Borrower of this Agreement and of any of the Original Securities to be given by the Borrower; and

         (b) a person or persons to sign Bills, notices, certificates or other documents in connection with the Facility on behalf of the Borrower.

3. A certified copy of a resolution or resolutions of the directors each Original Guarantor approving the giving of the guarantee by that Guarantor in this Agreement and authorising:

         (a) the execution by the Original Guarantor of this Agreement and of any of the Original Securities to be given by that Original Guarantor; and

         (b) a person or persons to sign Bills, notices, certificates or other documents in connection with the Facility on behalf of the Guarantor.

4. Evidence, satisfactory to the Facility Agent, that the powers of attorney (if any) used to execute any of the Transaction Documents on behalf of any Obligor have been or will be registered.

5. A certified copy of the signatures of all persons authorised to sign on behalf of the Borrower and the Original Guarantors.

6. A copy of the Certificate of Registration issued by the Australian Securities & Investments Commission in relation to each of the Original Securities.

7. Replies to all requisitions of the Facility Agent and its solicitors relating to the Facility and the Original Securities.

8. A certified copy or originals of each of the Transaction Documents and the Material Contracts duly executed and stamped (if required) (other than the Access Agreements). The parties acknowledge that the agreement referred to in paragraph 3 of Schedule 11 has not been executed by Optus Vision Pty Limited or Optus Networks Pty Limited.

9. A certified copy of (and of all applications for) any and all authorisations, approvals, consents, licences, permits, exemptions and other requirements (whether governmental requirements or otherwise) required for each Obligor to carry on its business or to enter into or perform its obligations under the Transaction Documents.

10. An opinion, addressed to the Facility Agent and the Banks, of the legal advisers to the Facility Agent and the Banks as to such matters relating to the Obligors and/or the Transaction Documents as the Facility Agent may require.

                                                                             89.

11. An opinion, addressed to the Facility Agent on behalf of the Banks as to the enforceability of the Transaction Documents to which UIH Asia/Pacific Communications Inc., Austar, Inc. is a party against UIH Asia/Pacific Communications Inc..

12.      The Long Range Plan.

13. Evidence, satisfactory to the Agent, that each Bank has subscribed for and the Borrower has issued each Bank with Stock (as defined in the Debenture Stock Trust Deed).

14. Evidence that all insurance policies are in existence as required under this Agreement and any of the Securities and where applicable, that the Security Agent's interest has been noted thereon and if requested certified copies of each such insurance policy.

15. Acknowledgements that any notices of any increases in the limits of the Securities listed in paragraphs (a) and (b) of the definition of Original Securities have been received.

16. Duly signed registration or filings forms (if any) required to be completed in relation to the increases referred to in paragraph 15.

17. A certificate in respect of Part 2E of the Corporations Law from the Borrower and each other member of the Group for the purposes of Part 2E of the Corporations Law.

For the purposes of this Schedule, "certified" means a copy certified to be such by a director, secretary or officer of the Borrower.

                                                                             90.

                                   SCHEDULE 5

                           FORMS OF UTILISATION NOTICE

To: Chase Securities Australia Limited

From: AUSTAR Entertainment Pty. Limited              Date: [          ]

UTILISATION NOTICE (ADVANCE).

Facility Agreement dated [                   ]

Dear Sirs

We hereby give you notice pursuant to clause 4.1 of the above Facility Agreement that we require an Advance to be made to us under the Facility Agreement, as follows

(a) Utilisation Date: [            ]

(b) Amount: [             ]

(c) Interest Period: [          ]

(d) Tranche Designation: [          ]

Payment instructions with respect to the proceeds of the Advance are as follows:

[                  ]

Terms used in this Utilisation Notice and defined in the Facility Agreement have the same meaning in this Utilisation Notice as in the Facility Agreement.

We confirm that the requirements of clause 3.4 of the Facility Agreement have been complied with.

We confirm that no Event of Default or Potential Event of Default has occurred and is continuing or would result from the borrowing of the proposed Advance. We also confirm that the representations, warranties and undertakings in clauses 16 (except for clauses 16.2(c), (d), (e) and (f)) and 17 of the Facility Agreement have been complied with and the statements in those clauses are correct as at the date of this Utilisation Notice.

Yours faithfully

[Authorised Signatory]


For and on behalf of AUSTAR Entertainment Pty. Limited



                                                                             91.

                                   SCHEDULE 6

                               ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT is dated the [ ] day of , 19 and made BETWEEN [ ] (the "Additional Guarantor"), AUSTAR Entertainment Pty. Limited (the "Borrower"), [ ] (each an "Existing Guarantor"), Chase Securities Australia Limited in its capacity as Facility Agent under the Facility Agreement referred to in Recital
(A) hereof and on behalf of the Banks parties to and defined as such in such Facility Agreement, and [ ] in its capacity as Security Agent.

WHEREAS:

(A) By and upon and subject to the terms of a facility agreement (the "Facility Agreement", which term includes any supplements and amendments thereto which may at any time be made in relation thereto and also any Substitution Certificates and Accession Agreements) dated [ ] made between the Borrower and Guarantors as therein defined, the several banks parties thereto as Banks and Chase Securities Australia Limited as Facility Agent and Chase Securities Australia Limited as Security Agent, a revolving working capital facility, an amortising cash advance facility and an amortising term loan facility were made available to the Borrower (as defined in the Facility Agreement).

(B) Each of the entities expressed to be party hereto, whether directly or through signature hereof by the Facility Agent or the Borrower on its behalf, is a party to the Facility Agreement either by having been an original party thereto or pursuant to an Accession Agreement or a Substitution Certificate to which it is party or otherwise.

(C) The Additional Guarantor wishes to become party to the Facility Agreement as a Guarantor pursuant to the procedure established in clause 21 of the Facility Agreement by the execution of this Accession Agreement.

(D) It is the intention of the parties that this Accession Agreement shall take effect as a deed.

NOW IT IS HEREBY AGREED as follows:

1.       Definitions

         Terms used herein which are defined in or to which a meaning or construction is assigned by or in the Facility Agreement shall, unless otherwise defined herein, have the same meaning and construction herein as therein.

2.        Agreements, Confirmations and Representations

         (a)      The Additional Guarantor hereby:
                  (i) confirms that it has received a copy of the Facility Agreement together with such other documents and information as it has required in connection herewith and therewith;

                                                                             92.

                  (ii) agrees to become, with effect from the date of this Accession Agreement, a Guarantor under the Facility Agreement, agrees to be bound in that capacity with effect from such date by the terms of the Facility Agreement and undertakes accordingly to perform its.
                           90. obligations as a Guarantor thereunder;

                  (iii)    confirms  the  accuracy  of the  information  set out
                           under   its  name  at  the  end  of  this   Accession
                           Agreement;

                  (iv) represents and warrants as an Obligor to the Banks and the Agents in the terms of clause 16 (other than paragraphs 16.2(c), (d), (e) and (f)) of the Facility Agreement by reference to the facts and circumstances existing at the date hereof; and

                  (v) confirms that it has not relied on the Banks or the Agents to assess or inform it as to the legality, validity, effect or enforceability of the Facility Agreement or any other document referred to therein or the accuracy or completeness of any such information as is referred to in paragraph (i) above or the creditworthiness, affairs, condition or status of any of the parties to the Facility Agreement, or any such other document.

         (b) The Borrower, the Existing Guarantor(s), the Agents and the Banks hereby agree amongst themselves and with the Additional Guarantor that the Additional Guarantor shall become party to the Facility Agreement with effect from the date of this Accession Agreement.

3.       Law

         This Accession Agreement shall be governed by and construed in accordance with the laws applying in New South Wales.

IN WITNESS WHEREOF the parties hereto have caused this Accession Agreement to be duly executed on the date first written above.

SIGNATURES

Additional Guarantor:

[                 ]

Borrower:

AUSTAR ENTERTAINMENT PTY. LIMITED

for itself and as agent for and on behalf of the Existing Guarantors

By:

Agent:

CHASE SECURITIES AUSTRALIA LIMITED for itself and as Facility Agent and for and on behalf of the Security Agent and the Banks.

By:



                                                                             93.

                                   SCHEDULE 7

                            SUBSTITUTION CERTIFICATE

Substitution Certificate made the                 day of

BY                                                    ("Existing Bank");

AND                                                   ("New Bank");

AND Chase Securities Australia Limited for itself and as agent for each party under the Facility Agreement ("Facility Agent").

WHEREAS

A. The Existing Bank and the New Bank presently have the Commitments specified in Schedule 1 of this Certificate.

B. The New Bank wishes to assume [some/all] of the Existing Bank's Commitments under the Facility Agreement.

C. After the Substitution Date the Existing Bank and the New Bank will have the Commitments specified in the Schedule.

1.       DEFINITIONS AND INTERPRETATION

1.1       Definitions

         In this Certificate:

         "Borrower" means AUSTAR Entertainment Pty. Limited, ACN 068 104 530.

         "Debenture Stock Trust Deed" means the deed so entitled dated 2 April 1997 entered into by (amongst others) the Borrower and the Facility Agent.

         "Facility Agreement" means the agreement dated [ ] between (amongst others) the Borrower and the Facility Agent together with and as supplemented by all Accession Agreements and Substitution Certificates.

         "Stock" means debenture stock issued pursuant to the Debenture Stock Trust Deed.

         "Substituted  Commitments"  means the Commitments  specified as such in
         Schedule 1 of this Certificate.

         "Substituted Obligations" means the obligations nd responsibilities identical to the obligations and responsibilities under the Transaction Documents of the Existing Bank in relation to the Substituted Commitments.

         "Substituted Portion" means the amount of each outstanding Advance specified as such in Schedule 2 of this Certificate.

                                                                             94.

         "Substituted Rights" means rights, remedies and powers identical to the rights, remedies and powers under the Transaction Documents of the Existing Bank in relation to the Substituted Commitments and the Substituted Portion.

         "Substitution Date" means the later of the date on which this Certificate is executed on behalf of the Facility Agent or such later date as the parties hereto may agree in writing.

         "Trust" means the AUSTAR Security Trust constituted by the Debenture Stock Trust Deed.

1.2       Interpretation

         (a) A reference in this Certificate to "identical" obligations and responsibilities or rights, remedies and powers is a reference to the character of those obligations and responsibilities, rights, remedies and powers rather than to the identity of the person obliged to perform them or entitled to them.

         (b) Terms defined or given a special meaning in the Facility Agreement have the same meaning in this Certificate.

1.3      Transaction Documents

         This Certificate is a Transaction Document.

2.       REPRESENTATION

         The Existing Bank represents and warrants to the New Bank that as at the date of this Certificate the Existing Bank's present Commitments under the Facility Agreement are as shown in Schedule 1 and the Existing Bank's participation in outstanding Advances is as shown in
         Schedule 2 of this Certificate.

3.       SUBSTITUTED OBLIGATIONS

3.1      Release from Future Obligations

         The Existing Bank is released from the Substituted Obligations with effect on and from the Substitution Date. The Existing Bank shall, however, remain bound by its obligations and responsibilities under the Transaction Documents which accrue prior to the Substitution Date save as provided in clause 5 below.

3.2      Assumption of Obligations

         The New Bank undertakes to the Existing Bank and the Agent that it shall assume the Substituted Obligations on and from the Substitution Date.

4.       SUBSTITUTED RIGHTS

         The Existing Bank shall no longer be entitled to the Substituted Rights or the Substituted Portion and the New Bank shall become entitled to the Substituted Rights and the Substituted Portion, with effect on and from the Substitution Date.

                                                                             95.

5.       EFFECT ON TRANSACTION DOCUMENTS

         The Existing Bank, the New Bank and the Facility Agent agree that with effect on and from the Substitution Date:

         (a) the New Bank and each party to each Transaction Document will assume obligations and responsibilities towards each other, and have rights, remedies and powers in relation to each other, determined on the basis that the obligations and responsibilities of the New Bank are the Substituted Obligations and the rights, remedies and powers of the New Bank are the Substituted Rights;

         (b) the Existing Bank will be released from its obligations and responsibilities under each of the Transaction Documents accruing on and after the Substitution Date to the extent of the Substituted Obligations and it will cease to be entitled to exercise any rights, remedies or powers under the Transaction Documents arising on or after the Substitution Date in respect of the Substituted Rights; and

         (c) the New Bank will be deemed a party to each Transaction Document to which the Existing Bank is a party as a Bank with Commitments equal to the Substituted Commitments.

6.       NO EFFECT ON ACCRUED RIGHTS AND OBLIGATIONS

         Save as expressly provided herein this Certificate shall not affect the Existing Bank's rights, remedies and powers arising, and obligations and responsibilities accrued, prior to the Substitution Date.

7.       LIQUEFYING BILLS

         Nothing contained in this Certificate releases, relieves or otherwise affects the obligations and responsibilities and the rights, remedies and powers, of the Existing Bank in respect of Bills drawn under clause 9 of the Facility Agreement. The New Bank will not assume any obligations or responsibilities, or acquire any rights, remedies or powers, in respect of such Bills.

8.       PAYMENTS

8.1      Consideration

         The Existing Bank and the New Bank shall agree separately between themselves the amounts (if any) payable from one to the other in relation to the substitution in respect of principal and accrued interest and fees.

8.2      Facility Agent

         On and from the Substitution Date the Facility Agent will make all payments received by it in respect of the Substituted Commitments, Substituted Obligations, Substituted Rights and Substituted Portion to the New Bank.

                                                                             96.

9.       INDEPENDENT ASSESSMENT

         Without limiting clause 6 of this Certificate, the New Bank agrees that the provisions of clause 24.13 of the Facility Agreement binds it as if the reference therein to this "document" included this Certificate and (subject to any agreement to the contrary between the Existing Bank and New Bank) the reference therein to the "Agent" included the Existing Bank.

10.      ACKNOWLEDGEMENTS

         The New Bank acknowledges that it has received a complete and current copy of each Transaction Document together with such other documents and information as it has required in connection therewith.

11.      GOVERNING LAW

         This Certificate is governed by the laws applying in New South Wales.

12.      DEBENTURE STOCK

The New Bank acknowledges that it will not be a beneficiary of the Trust unless Stock has been issued to it pursuant to the Debenture Stock Trust Deed. The New Bank will be responsible for applying for Stock and the Existing Bank will not be liable for any failure of the New Bank tobtain the benefit of the Securities.

                                 Schedule 1: Commitments

                                   Tranche 1                  Tranche 2                 Total
                                   Commitment                 Commitment                Commitment
---------------------------------------------------------------------------------------------------------
Existing Bank's
present Commitments                $[               ]         $[               ]        $[               ]


New Bank's present
Commitments                        $[               ]         $[               ]        $[               ]

Substituted
Commitments                        $[               ]         $[               ]        $[               ]

Existing Bank's
Commitments after
substitution                       $[               ]         $[               ]        $[               ]

New Bank's
Commitments after
substitution                       $[               ]         $[               ]        $[               ]

                                                                             97.

                                         Schedule 2: Advances

                               Total Outstanding       Existing Bank's           Substituted
                                                       Participation             Portion
Tranche 1
Advances                       $[              ]     $[               ]        $[               ]

Tranche 2
Advances                       $[             ]      $[               ]        $[               ]

SIGNED as an agreement.

[To be signed by Existing Bank, New Bank and Facility Agent]


                                                                             98.

                                   SCHEDULE 8

                                 NOTICE FROM UIH

                   [LETTERHEAD OF UIH AUSTRALIA/PACIFIC, INC.]

[Date]

The Chase Manhattan Bank
AAP Centre
259 George Street
SYDNEY NSW 2000

Attention Mr Jason Lee

Dear Sir

AUSTAR ENTERTAINMENT PTY LIMITED

We refer to:

(a) the Indenture dated 14 May 1996 between UIH Australia/Pacific, Inc. ("UAP") and American Bank National Association (the "Indenture"); and

(b) the terms and conditions of the syndicated senior term debt facility arranged by The Chase Manhattan Bank ("Chase") for AUSTAR Entertainment
         Pty Limited ("AUSTAR") dated [          ] (the "Senior Debt Terms").

Having reviewed the Senior Debt Terms and consulted with our lawyers we confirm that the provision of a financing for AUSTAR in accordance with the Senior Debt Terms will not cause a breach of the Indenture. We confirm that UAP has obtained the necessary waivers, consents or amendments from UAP senior note holders to permit the dividend restriction referred to in clause 17.6(a) of the Senior Debt Terms.

We acknowledge that Chase will rely on this letter in providing finance to AUSTAR and confirm that this letter may also be disclosed to and relied on by prospective syndicate banks which participate in the proposed financing for AUSTAR.

Signed on behalf of UAP by [               ] with the authority of the directors
of UAP.

                                                                             99.

                                   SCHEDULE 9

                             COMPLIANCE CERTIFICATE

TO: Chase Securities Australia Limited (in its capacity as Facility Agent) ACN 002 888 011
         AAP Centre
         259 George Street
         SYDNEY NSW 2000

FROM:    AUSTAR Entertainment Pty. Limited
         ACN 068 104 530
         Level 13
         309 Kent Street
         SYDNEY NSW 2000

COMPLIANCE CERTIFICATE

Reference is made to the A$400,000,000 Syndicated Senior Secured Debt Facility Agreement dated [ ] between (amongst others) AUSTAR Entertainment Pty. Limited ("Company") and Chase Securities Australia Limited in its capacity as Facility Agent and Security Agent ("Facility Agreement") and all Accession Agreements and Substitution Certificates entered into in respect of the Facility Agreement.

Words defined in the Facility Agreement have the same meaning in this Certificate.

This Certificate is given by the Company on behalf of all Obligors.

1. RATIOS

1.1      Senior Debt/EBITDA*

         The ratio of  Senior Debt to  EBITDA for the Group for the period from
         [           ]  to  [                 ] was [               ].

1.2 Total Debt/EBITDA*

         The ratio of Total  Debt to  EBITDA for the  Group for the  period from
         [           ] to   [                ] was [                ].

1.3      EBITDA/Interest Expense*

         The ratio of EBITDA for the Group to  Interest  Expense  for the period
         from [           ] to [                ] was [             ].

                                                                            100.

1.4      Total Subscribers*

         The Total Subscribers as at [            ] was [              ].

1.5      Total Debt/Total Subscribers*

         The  ratio of Total  Debt to Total  Subscribers  for the  Group for the
         period from [           ] to [           ] was [           ].

1.6      Equity Contribution*

         The amount of the Equity Contribution is [ ] which is [ ]% of the aggregate of the amount of Tranche 2 Advances outstanding and the amount requested in the most recent Tranche 2 Utilisation Notice.

2        CONDITIONS PRECEDENT

         The conditions precedent listed in clauses 3.4 and 3.5* of the Facility Agreement have been met.

 3.      REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

         The representations, warranties and undertakings in clauses 16 (except for clauses 16.2(c), (d), (e) and (f)) and 17 of the Facility Agreement have been complied with and the statements in those clauses are correct as at the date of this Certificate [except as set out below:]*.

We, [ ], being [directors of the Company] certify that the contents of this Certificate are true and correct as at the date of this Certificate.


----------------------------------          ------------------------------------
[Name of Director]                          [Name of Director]

Date:
     -----------------------------

* delete if inapplicable.


                                                                            101.

                                   SCHEDULE 10

                         FORM OF STAMP DUTY CERTIFICATE

To:       Chase Securities Australia Limited

Re: Syndicated Senior Secured Debt Facility Agreement dated [ ] made between (amongst others) AUSTAR Entertainment Pty Limited (the "Borrower") and Chase Securities Australia Limited, as Facility Agent and Security Agent.

The Security Property is certified to be valued and apportioned as set out below at [insert date].

                  Fixed     Cash     Debtors     Property     Total     Percentage     Percentage
                  Assets                                                of overall     of
                                                                        assets         Australian
                                                                                       Assets
--------------------------------------------------------------------------------------------------
N.S.W.
--------------------------------------------------------------------------------------------------
Victoria
--------------------------------------------------------------------------------------------------
W.A.
--------------------------------------------------------------------------------------------------
S.A.
--------------------------------------------------------------------------------------------------
Queensland
--------------------------------------------------------------------------------------------------
Tasmania
--------------------------------------------------------------------------------------------------
A.C.T.
--------------------------------------------------------------------------------------------------
N.T.
--------------------------------------------------------------------------------------------------
Overseas
--------------------------------------------------------------------------------------------------
Total                                                                      100%          100%
--------------------------------------------------------------------------------------------------

There has been an [increase/decrease] in the [value of/proportion of] assets located in [specify State or overseas].

For and on behalf of the Borrower


----------------------------------
Authorised Officer

                                                                            102.

                                   SCHEDULE 11

                               MATERIAL CONTRACTS

1. The agreement entitled "Short Form Agreement" dated 5 December 1997 between Austar Entertainment Pty Limited, ACN 068 105 530 ("Austar"), Optus Vision Pty Limited, ACN 066 518 821 ("Optus Vision") and Optus Networks Pty Limited, ACN 008 570 330 ("Optus Networks") (the "Short Form Agreement");

2. The agreement amending the Short Form Agreement dated 19 May 1998 between Austar, Optus Vision, Optus Networks and UIH Asia/Pacific Communications Inc. ("UAP");

3. The undated agreement entitled "Term Sheet" between Optus Vision, Optus Networks, Austar and UAP;

4. The agreement entitled "Foxtel/Austar Term Sheet" dated 2 May 1998 between Foxtel Management Pty Limited, ACN 068 671 938 (as agent for the partnership between Sky Cable Pty Limited, ACN 069 799 640, and Telstra Media Pty Limited, ACN 069 279 021) ("Foxtel") and Austar as amended by an agreement dated 4 March 1999;

5. The PMP Movie Distribution Agreement dated 2 May 1998 between Austar and Foxtel;

6.        The TV1  Distribution  Agreement  dated 2 May 1998 between  Austar and
          Foxtel;

7. The letter agreement dated 13 May 1998 between Austar and Premier Sports Australia Pty Limited on behalf of Sports Investments Australia Pty Limited (formerly called Liberty Sports Australia Pty Limited), ACN 065 445 418 ("SIA") and Australis Sports Pty Limited;

8.       The letter agreements dated 13 May 1998 between Austar and Foxtel;

9. The agreement entitled "Fox Sports Supply to Austar - Agreement" dated 3 September 1998 between SIA, Austar, CTV Pty Limited, ACN 064 416 128 and STV Pty Limited, ACN 063 312 450;

10. The agreement entitled "Australian Pay Television Rights - SIA to Austar" dated 3 September between Austar and SIA; and

11.       The Access Agreements (when entered into).

                                                                            103.

                                   SCHEDULE 12

                           PERMITTED LEASE TRANSACTION

A Permitted Lease Transaction will be a sale and leaseback transaction having the following characteristics:

1. The transaction will involve the sale at lower of cost and book value of customer premises equipment and other microwave and satellite reception equipment (the "Equipment") by members of the Group to an unrelated company (the "Vendor").

2. The Vendor will be a special purpose Australian company which will covenant to have no other assets and carry on no other business other than the transaction.

3. Members of the Group may advance funds to the Vendor to enable it to purchase the Equipment provided the amount of such loan shall not exceed the purchase price of the Equipment.

4. The Vendor will grant a first ranking fixed and floating charge to the Security Agent over all of its assets including the Equipment to secure the Obligations on terms acceptable to the Security Agent.

5. The Vendor will enter into a conditional sale agreement or hire purchase agreement in relation to the Equipment with another entity (the "Lessor").

6.       The Vendor may grant subsequent ranking security over the Equipment.

7. The Lessor will lease the Equipment to an Obligor for a term expiring at least one year after the final Repayment Date and on terms which give the Obligor effective control over the Equipment during the term of the lease.

8. If under any conditional sale agreement or hire purchase agreement title to the Equipment is transferred from the Vendor to the Lessor prior to the security granted by the Vendor to the Security Agent being discharged, the Equipment may only be transferred to the Lessor expressly subject to the security in favour of the Security Agent.

9. An Obligor may grant an Encumbrance in favour of the Lessor or another person over a deposit account established with moneys received by an Obligor as a result of the implementation of the transaction and those moneys. The Security Agent will hold second ranking security over the deposit account and the relevant moneys.

10. The net scheduled cash payment obligations under the lease during the period from lease commencement until the final Repayment Date must not exceed the cash amounts received by members of the Group as part of the transaction and must be fully defeased by a security deposit or similar instrument created from the cash proceeds of the lease transaction.

                                                                            104.

11. A priority agreement must be entered into between the Security Agent and the Lessor and any other party having security over the Equipment in relation to:

         (a)      the  Equipment, giving  first  priority to the Security Agent;
                  and

         (b) in relation to the cash deposit, giving first priority to the Lessor and second priority to the Security Agent. The terms of the Priority Agreement must be in a form reasonably acceptable to the Facility Agent.

12.      The  Borrower  must   demonstrate   to  the  Facility  Agent  that  the
         consequences of the insolvency of the Vendor or the Lessor will not adversely impact the rights of members of the Group or the Banks.

13. The Borrower must agree to indemnify the Facility Agent and the Security Agent for all stamp duty liability in relation to the lease transaction and associated security documents.



                                                                            105.

SIGNED as an agreement.

SIGNED for and on behalf of AUSTAR          )
ENTERTAINMENT PTY LIMITED,                  )
ACN 068 104 530 by Robert Birrell           )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of CTV PTY         )
LIMITED, ACN 064 416 128                    )
by Robert Birrell                           )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
Name of Witness in Full)


SIGNED for and on behalf of STV PTY         )
LIMITED, ACN 065 312 450 by Robert Birrell  )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)

                                                                            106.

SIGNED for and on behalf of AUSTAR          )
SERVICES PTY LTD, ACN 068 521 880           )
by Robert Birrell                           )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of SELECTRA        )
PTY LTD, ACN 065 367 526 by Robert Birrell  )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of VINATECH        )
PTY LTD, ACN 065 366 314 by Robert Birrell  )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


                                                                            107.

SIGNED for and on behalf of JACOLYN         )
PTY LTD, ACN 064 744 869 by Robert Birrell  )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of MINORITE        )
PTY LTD, ACN 068 943 484 by Robert Birrell  )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of                 )
KIDILLIA PTY LTD, ACN 068 943 608           )
by Robert Birrell                           )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


                                                                            108.

SIGNED for and on behalf of                 )
DOVEVALE PTY LTD, ACN 068 943               )
591 by Robert Birrell                       )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of                 )
WINDYTIDE PTY LTD, ACN 068 943              )
546 by Robert Birrell                       )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of CHIPPAWA        )
PTY LTD, ACN 068 943 635 by Robert Birrell  )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


                                                                            109.

SIGNED for and on behalf of                 )
ILONA INVESTMENTS PTY LTD,                  )
ACN 068 943 626 by Robert Birrell           )    /S/ Robert Birrell
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of                 )
WOLLONGONG MICROWAVE PTY                    )
LIMITED, ACN                                )    /S/ Robert Birrell
by Robert Birrell                           )    -------------------------------
                                                 (Signature)in the presence of:
/S/ Christopher Robertson
--------------------------------------
(Signature of Witness)

CHRISTOPHER ROBERTSON
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of CHASE           )
SECURITIES AUSTRALIA LIMITED,               )
ACN 002 888 011 (in its capacity as Facility)
Agent and Security Agent), by Jason Lee     )    /S/ Jason Lee
in the presence of:                         )    -------------------------------

/S/ Patrick St. John                             (Signature)
--------------------------------------
(Signature of Witness)

PATRICK ST. JOHN
--------------------------------------
(Name of Witness in Full)


                                                                            110.

SIGNED for and on behalf of THE             )
CHASE MANHATTAN BANK,                       )
ARBN 074 112 011, by                        )    /S/ Jason Lee
in the presence of: Jason Lee               )    -------------------------------
                                                 (Signature)
/S/ Patrick St. John
--------------------------------------
(Signature of Witness)

PATRICK ST. JOHN
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of TORONTO         )
DOMINION AUSTRALIA LIMITED,                 )
ACN 004 858 020 by in                       )    /S/ Patrick St. John
the presence of: Patrick St. John           )    -------------------------------
                                                 (Signature)
/S/ Loisse Burnett
--------------------------------------
(Signature of Witness)

/S/ LOISSE BURNETT
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of PARIBAS         )
GROUP AUSTRALIA LIMITED, ACN                )
002 174 843 by Leo Leslie                   )    /S/ Leo Leslie
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Mark Rigotti
--------------------------------------
(Signature of Witness)

MARK RIGOTTI
--------------------------------------
(Name of Witness in Full)


                                                                            111.

SIGNED for and on behalf of ABN AMRO        )
AUSTRALIA LIMITED, ACN 000 862              )
797 by Peter Block                          )    /S/ Peter Block
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Jeannine Clark
--------------------------------------
(Signature of Witness)

JEANNINE CLARK
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of ABN AMRO        )
BANK N.V., AUSTRALIAN BRANCH,               )
ARBN 079 478 612 by Peter Block             )    /S/ Peter Block
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Jeannine Clark
--------------------------------------
(Signature of Witness)

JEANNINE CLARK
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of BANKERS         )
TRUST AUSTRALIA LIMITED, ACN                )
003 017 221 by Melvin Woods                 )    /S/ Melvin Woods
in the presence of:                         )    -------------------------------
                                                 (Signature)
Susing
--------------------------------------
(Signature of Witness)

--------------------------------------
(Name of Witness in Full)



                                                                            112.

SIGNED for and on behalf of CITIBANK        )
N.A. (SYDNEY BRANCH), ARBN 072              )    /S/ Fiona Knox & John
814 058 by Fiona Knox & John Wakefield      )        Wakefield
in the presence of:                         )    -------------------------------
                                                 (Signature)
/S/ Loisse Burnett
--------------------------------------
(Signature of Witness)

LOISSE BURNETT
--------------------------------------
(Name of Witness in Full)


SIGNED for and on behalf of CREDIT          )
SUISSE FIRST BOSTON, ARBN 061               )    /S/ Chris Collings & Gerrard
700 712 by Chris Collings & Gerrard         )        Fitzgibbon
Fitzgibbon in the presence of:              )    -------------------------------
                                                 (Signature)

/S/ Loisse Burnett
--------------------------------------
(Signature of Witness)

LOISSE BURNETT
--------------------------------------
(Name of Witness in Full)

The undersigned LC Banks acknowledge that they have reviewed and approved this document:

SIGNED for and on behalf of THE            )
CANADIAN IMPERIAL BANK OF                  )
COMMERCE, SINGAPORE BRANCH                 )
by                                         )     -------------------------------
                                                 (Signature)in the presence of:
--------------------------------------
(Signature of Witness)

--------------------------------------
(Name of Witness in Full)



                                                                            113.

SIGNED for and on behalf of                )
BANKGESELLSCHAFT BERLIN AG,                )
LONDON BRANCH                              )
by Patrick St. John                        )     /S/ Patrick St. John
in the presence of:                        )     -------------------------------
                                                 (Signature)
/S/ Loisse Burnett
--------------------------------------
(Signature of Witness)

LOISSE BURNETT
--------------------------------------
(Name of Witness in Full)

                                                                            114.

                                  ANNEXURE A.











                    AUSTAR GROUP DEED OF CONSENT AND RELEASE




                        AUSTAR ENTERTAINMENT PTY LIMITED
                                 ACN 068 104 530

                      EACH PARTY REFERRED TO IN SCHEDULE 1

                                       and

                       CHASE SECURITIES AUSTRALIA LIMITED
                                 ACN 002 888 011


                                    FREEHILL
                                  -----------
                                  HOLLINGDALE
                                  -----------
                                     & PAGE





          MLC Centre Martin Place Sydney New South Wales 2000 Australia
                 Telephone (02) 9225 5000 Int + (61 2) 9225 5000
                     Facsimile (02) 9322 4000 DX 361 Sydney
                               Reference: CJR:36E

    SYDNEY MELBOURNE PERTH CANBERRA BRISBANE SINGAPORE HANOI HO CHI MINH CITY
                         CORRESPONDENT OFFICE IN JAKARTA

      Liability is limited by the Solicitors Scheme under the Professional
                            Standards Act 1994 (NSW)

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Clause                                                                      Page

1 DEFINITIONS AND INTERPRETATION                                             1

         1.1 Definitions                                                     1
         1.2 Interpretation                                                  3

2 CONDITIONS PRECEDENT                                                       3


3 CONSENT OF FACILITY AGENT                                                  4

         3.1 Transfer of Licences                                            4
         3.2 Release of Charges                                              4
         3.3 Release under Transaction Documents                             4
         3.4 Winding Up                                                      5
         3.5 Transfer of Shares and Debentures                               5

4 COSTS                                                                      6


5 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS                               6

         5.1 Representations and warranties                                  6
         5.2 Confirmation and repeat of representation and warranties        6

6 GENERAL CONFIRMATIONS AND RATIFICATIONS                                    6

         6.1 The Borrower                                                    6
         6.2 The Group Companies                                             6
         6.3 Consent by the Group Companies                                  7

7 PRESERVATION OF OTHER RIGHTS AND SECURITIES                                7


8 MISCELLANEOUS                                                              7

         8.1 Governing law                                                   7
         8.2 Counterparts                                                    7

SCHEDULE 1 - GROUP COMPANIES                                                 8

--------------------------------------------------------------------------------
THIS AUSTAR GROUP DEED OF CONSENT AND RELEASE

                  is made as a deed on            between the following parties:

    1.    AUSTAR ENTERTAINMENT PTY LIMITED
          ACN 068 104 530
          of Level 29, 259 George Street, Sydney, New South Wales
          (BORROWER)

    2.    EACH PARTY REFERRED TO IN SCHEDULE 1
          (GROUP COMPANIES)

    3.    CHASE SECURITIES AUSTRALIA LIMITED
          ACN 002 888 011
          of Level 35, AAP Centre, 259 George Street, Sydney, New South Wales (FACILITY AGENT)

RECITALS

    A. Under the Facility Agreement, the Banks have made available to the Borrower various facilities on the terms set out in the Facility Agreement.

    B. Under the Facility Agreement, the Group Companies have guaranteed to the Banks the whole of the Obligations of the Borrower to the Banks.

    C. Under the Securities, the Borrower and the Group Companies have mortgaged the Group Shares and charged all other Charged Property (as that term is defined, respectively, in each Deed of Charge) to the Facility Agent.

    D.    The Borrower and the Group Companies propose to restructure the Group.

    E. The Borrower and the Group Companies have requested the Facility Agent to give certain consents and release certain charges, mortgages and guarantees to enable the first stage of the proposed restructure of the Group to proceed and the Facility Agent has agreed to this request on the terms contained in this deed.

THIS DEED WITNESSES

    that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1   DEFINITIONS AND INTERPRETATION

    1.1   DEFINITIONS

          (a)  In this deed and in the Recitals:

               ACCESSION AGREEMENT means the Accession Agreement dated 31 December 1998 between each New Group Company, the Borrower and the Facility Agent.

               CHARGED PROPERTY means in relation to Dovevale Pty Limited, Minorite Pty Limited or a New Group Company, and a Charge, all property charged or mortgaged by Dovevale Pty Limited, Minorite

               Pty Limited or by the New Group Company (as the case may be) to the Facility Agent under the Charge;

               CHARGES means the fixed and floating charges and mortgages granted in favour of the Facility Agent under the Securities;

               FACILITY AGREEMENT means the A$400,000,000 Syndicated Senior Secured Debt Facility Agreement dated on or about the date of this deed between the Borrower, the Group Companies, the Facility Agent and others as varied, supplemented and novated from time to time;

               GUARANTEE means, in relation to a New Group Company, Dovevale Pty Limited and Minorite Pty Limited, the guarantee given by the New Group Company, Dovevale Pty Limited or Minorite Pty Limited under clause 20 of the Facility Agreement;

               NEW GROUP COMPANY means each of Ilona Investments Pty Limited (ACN 068 943 626), Chippawa Pty Limited (ACN 068 943 635) and Wollongong Microwave Pty Limited (ACN 065 146 321);

               NEW LICENCES means MDS licences owned by a New Group Company on the Transfer Date;

               REPLACEMENT SECURITY has the meaning given in clause 3.5(a);

               RESTRUCTURE  DATE  means,  in  relation  to any  Specified  Group
               Securities, the date of transfer of those Specified Group Securities consented to by the Facility Agent under clause 3.5 on the conditions set out in clause 2;

               SECURED MONEY has the meaning given to that term in the Debenture Stock Trust Deed;

               SPECIFIED COMPANIES means each of Selectra Pty Limited, Vinatech Pty Limited, STV Pty Limited and CTV Pty Limited;

               SPECIFIED GROUP SECURITIES means:

               (a) in relation to CTV Pty Limited, all of the issued shares or debentures in CTV Pty Limited held on the Restructure Date by UIH Austar, Inc or Salstel Media Holdings Pty Limited;

               (b) in relation to STV Pty Limited, all of the issued shares or debentures in STV Pty Limited held on the Restructure Date by Salstel Media Investments Pty Limited;

               (c) in relation to Vinatech Pty Limited, all of the issued shares in Vinatech Pty Limited held on the Restructure Date by CTV Pty Limited or Salstel Media Holdings Pty Limited; and

               (d) in relation to Selectra Pty Limited, all of the issued shares in Selectra Pty Limited held on the Restructure Date by STV Pty Limited or Salstel Media Investments Pty Limited;

               TRANSFER DATE means the date of the transfer of the New Licences by the New Group Companies consented to by the Facility Agent under clause 3.1(a) on the condition set out in clause 2, and which date will not be before 9 July 1999.

         (b) Subject to clause 1.1(a), unless the context indicates a contrary intention, all terms defined in the Facility Agreement shall have the same meaning in this deed.

    1.2   INTERPRETATION

          The provisions of clause 1.2 of the Facility Agreement shall be incorporated into this document as if set out herein, with each reference in it to "this Agreement" being read as a reference to "this deed".

--------------------------------------------------------------------------------
2   CONDITIONS PRECEDENT

         (a) The consents, releases and discharges contained in this deed are subject to the conditions precedent that the Facility Agent receives all of the following in form and substance satisfactory to the Facility Agent and to its legal advisers:

               (1) this document duly executed by the Borrower and each Group Company;

               (2) a certified copy of a resolution of the Board of Directors of each of the Borrower and each Group Company authorising the execution of this document;

               (3) certified copies of any agreements or other documents effecting the transfer of the New Licences referred to in clause 3.1(a); and

               (4) a certified copy of the resolution of the Board of Directors of each New Group Company and each transferee of the New Licences authorising the execution of documentation necessary to effect the transfer of the New Licences in accordance with clause 3.1(b).

         (b) The consents releases and discharges referred to in clause 3.5(a) and 3.5(b) are subject to the following additional conditions precedent being satisfied to the satisfaction of the Facility Agent and its legal advisers on or before the applicable Restructure Date:

               (1) the Facility Agent must have received evidence satisfactory to it that the Specified Group Securities to be transferred on the Restructure Date will be transferred on the Restructure Date; and

               (2) certified copies of any agreements or other documents effecting the transfer of the Specified Group Securities referred to in clause 3.5;

               (3) the Replacement Security, if any, duly executed in a form satisfactory to the Facility Agent; and

               (4) a certified copy of the resolution of the Board of Directors of each transferor and each transferee of the Specified Group Securities referred to in clause 3.5 authorising the execution of documentation necessary to effect the transfer of Specified Group Securities in accordance with clause 3.5 and authorising the execution of any Replacement Security.

--------------------------------------------------------------------------------
3   CONSENT OF FACILITY AGENT


    3.1   TRANSFER OF LICENCES

          The Facility Agent consents to:

          (a) the transfer of the New Licences by each New Group Company to a member of the Group which, as at the Transfer Date, is a Guarantor and which has granted a Security; and

          (b) each New Group Company doing any act, matter or thing necessary or desirable in order to effect the transfers referred to in clauses 3.1(a).

    3.2   RELEASE OF CHARGES

          The Facility Agent:

          (a) agrees to unconditionally and absolutely release the Charged Property charged and mortgaged by Minorite Pty Limited and Dovevale Pty Limited from each Charge granted by Minorite Pty Limited and Dovevale Pty Limited to enable the distribution of any MDS licences and any other property held by Minorite Pty Limited or Dovevale Pty Limited to CTV Pty Limited or STV Pty Limited on the winding up of Minorite Pty Limited and Dovevale Pty Limited;

          (b) agrees that with effect on and from the Transfer Date it irrevocably, unconditionally and absolutely releases the Charged Property charged by each New Group Company from each Charge granted by each New Group Company and that each Charge granted by each New Group Company on the Transfer Date will be discharged on the Transfer Date;

          (c) undertakes, at the cost of the Borrower, to sign such documents and do such acts, matters or things as may be reasonably required by the Borrower to notify the Australian Securities and Investments Commission of the releases and discharges referred to in clause 3.3(a) and 3.3(b).

    3.3  RELEASE UNDER TRANSACTION DOCUMENTS

         (a) Upon the releases under clause 3.2(a) becoming effective, the Facility Agent irrevocably, unconditionally and absolutely releases Minorite Pty Limited and Dovevale Pty Limited from all past, present and future obligations and liabilities (actual, contingent or otherwise) under and in respect of the Facility Agreement and the Securities, including without limitation under and in respect of each Guarantee granted by each of Minorite Pty Limited and Dovevale Pty Limited.

         (b) With effect on and from the Transfer Date, the Facility Agent irrevocably, unconditionally and absolutely releases each New Group Company from all past, present and future obligations and liabilities (actual, contingent or otherwise) under and in respect of the Facility Agreement and the Securities, including without limitation under and in respect of each Guarantee granted by each New Group Company.

    3.4  WINDING UP

         (a) The Facility Agent consents to the winding up of Dovevale Pty Limited and Minorite Pty Limited.

         (b) The Facility Agent consents to the winding up of each New Group Company, provided that any winding up of a New Group Company takes place after the Transfer Date.

    3.5  TRANSFER OF SHARES AND DEBENTURES

         (a) The Facility Agent consents to the transfer of any Specified Group Securities by the holder of those Specified Group Securities to an entity ("Transferee") which has, on or before the Restructure Date, provided security ("Replacement Security") over the Specified Group Securities to the Facility Agent in form and substance acceptable to the Facility Agent.

         (b) The Facility Agent agrees that, subject to clause 2, on the Restructure Date in relation to any Specified Group Securities it will:

               (1) irrevocably, unconditionally and absolutely release the Specified Group Securities from the Securities (other than the Replacement Security) and will execute such deeds of release as are reasonably required to effect such release and will deliver to the Borrower all certificates of title in respect of the Specified Group Securities held by it to enable the transfer and the granting of the Replacement Security to take place; and

               (2) at the cost of the Borrower, sign such documents and do such acts, matters or things as may be reasonably required by the Borrower to notify the Australian Securities and Investments Commission of the releases referred to in clause 3.5(b)(1).

         (c)   A Transferee must be at least one of the following:

               (1) a company incorporated or taken to be incorporated under the Corporations Law; or

               (2)  a member of the Group; or

               (3) a Related Body Corporate of United International Holdings, Inc; or

               (4)  an entity approved by the Facility Agent.

         (d) The Borrower and each Group Company to which any Specified Group Securities are transferred in accordance with clause 3.5(a) hereby acknowledge that, upon the relevant transfer becoming effective, the Specified Group Securities transferred to it in accordance with clause 3.5(a) will be subject to the Charges granted by it.

         (e) This clause 3.5 may be relied on by a holder of Specified Group Securities which is not a party to this deed and shall take effect as a deed poll made by the Facility Agent in favour of any such holder.

--------------------------------------------------------------------------------
4         COSTS

          The Borrower shall on demand by the Facility Agent pay or reimburse the Facility Agent for all stamp duty paid or payable in relation to this deed and for all costs, expenses (including legal costs as between solicitor and client) and other costs incurred by the Facility Agent in settling, executing and stamping this deed and enforcing or attempting to enforce this deed.

--------------------------------------------------------------------------------
5         REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS


    5.1   REPRESENTATIONS AND WARRANTIES

          The Borrower and each Group Company each hereby represents and warrants to the Facility Agent that:

          (a) all information provided by it or on its behalf to the Facility Agent in or in connection with this deed is true and accurate (taken as a whole) and is not incomplete or misleading in any material respect by omitting to state any material fact; and

          (b) no Event of Default or Potential Event of Default has occurred under the Facility Agreement other than those disclosed to the Facility Agent in writing prior to the date of this document.

    5.2   CONFIRMATION AND REPEAT OF REPRESENTATION AND WARRANTIES

          Each of the Borrower and each Group Company hereby confirms and repeats each of the representations and warranties made by it in the Facility Agreement including but without being limited to clause 16 of the Facility Agreement (but excluding clauses 16.2(c), (d), (e) and
          (f)) and with reference to the facts and circumstances subsisting as at the date of this deed.

--------------------------------------------------------------------------------
6         GENERAL CONFIRMATIONS AND RATIFICATIONS


    6.1   THE BORROWER

          The Borrower hereby unconditionally and irrevocably:

          (a) ratifies and confirms to the Facility Agent its continuing obligations under the Facility Agreement and the Securities to which it is a party; and

          (b) acknowledges and agrees that except as provided in this deed the provisions of the Facility Agreement and the Securities to which it is a party shall in all respects apply.

    6.2   THE GROUP COMPANIES

          Each Group Company hereby unconditionally and irrevocably acknowledges and agrees that the Facility Agreement and the guarantee and indemnity contained therein apply mutatis mutandis to all obligations of the Borrower to the Facility Agent which arise as a result of the maintenance of the Facility to the Borrower and hereby ratifies and confirms to the Facility Agent its continuing liability to the Facility Agent and the Security Agent pursuant to the Facility Agreement and the Securities to which it is a party, subject to this deed in the case of the New Group Companies, Dovevale Pty Limited and Minorite Pty Limited.

6.3       CONSENT BY THE GROUP COMPANIES

          Each of the Borrower and each Group Company hereby irrevocably and unconditionally consents to the provisions of this document and to the releases and discharges contemplated and effected by it.

--------------------------------------------------------------------------------
7         PRESERVATION OF OTHER RIGHTS AND SECURITIES

          Except as specifically provided in this deed, the discharges effected by this deed will not prejudice:

          (a) any other rights powers and privileges of the Facility Agent (or any Bank) or the personal obligations of the Group Companies under the Securities as regards the outstanding balance of the Secured Moneys or the Obligations; or

          (b) any Securities other than the Securities granted by the New Group Companies, Dovevale Pty Limited and Minorite Pty Limited.

--------------------------------------------------------------------------------
8         MISCELLANEOUS

    8.1   GOVERNING LAW

          This document is construed in accordance with the laws of the State of New South Wales and each of the parties hereto submits to the non-exclusive jurisdiction of the courts and appellate courts of such State.

    8.2   COUNTERPARTS

          This document may be executed in any number of counterparts, all of which is taken together will be deemed to constitute one and the same document.

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--------------------------------------------------------------------------------------------------------

SCHEDULE 1 - GROUP COMPANIES

          NAME                     JURISDICTION OF             ACN                 ADDRESS
                                   INCORPORATION IN
                                      AUSTRALIA
CTV Pty Limited                    Queensland               064 416 128      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

STV Pty Limited                    South Australia          065 312 450      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

AUSTAR Services Pty Ltd            South Australia          068 521 880      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

Selectra Pty Ltd                   South Australia          065 367 526      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

Vinatech Pty Ltd                   South Australia          065 366 314      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

Jacolyn Pty Ltd                    South Australia          064 744 869      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

Minorite Pty Ltd                   South Australia          068 943 484      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

Kidillia Pty Ltd                   South Australia          068 943 608      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

Dovevale Pty Ltd                   South Australia          068 943 591      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

Windytide Pty Ltd                  South Australia          068 943 546      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

Chippawa Pty Ltd                   South Australia          068 943 635      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

Ilona Investments Pty Ltd          South Australia          068 943 626      Level 29, 259 George Street
                                                                             Sydney, NSW 2000

Wollongong Microwave Pty Ltd       South Australia          065 146 321      Level 29, 259 George Street
                                                                             Sydney, NSW 2000


--------------------------------------------------------------------------------------------------------
                                                                                                  page 8
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
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

EXECUTED AS A DEED:
AUSTAR ENTERTAINMENT PTY LIMITED
ACN 068 104 530
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)



SIGNED SEALED AND DELIVERED for
CTV PTY LIMITED ACN 064 416 128
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)



SIGNED SEALED AND DELIVERED for
STV PTY LIMITED ACN 065 312 450
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
AUSTAR SERVICES PTY LTD
ACN 068 521 880
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)



SIGNED SEALED AND DELIVERED for
SELECTRA PTY LTD ACN 065 367 526
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)


SIGNED SEALED AND DELIVERED for
VINATECH PTY LTD
ACN 065 366 314
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
JACOLYN PTY LTD
ACN 064 744 869
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)


SIGNED SEALED AND DELIVERED for
MINORITE PTY LTD
ACN 068 943 484
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)


SIGNED SEALED AND DELIVERED for
KIDILLIA PTY LTD
ACN 068 943 068
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
DOVEVALE PTY LTD
ACN 068 943 591
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)


SIGNED SEALED AND DELIVERED for
WINDYTIDE PTY LTD
ACN 068 943 546
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)


SIGNED SEALED AND DELIVERED for
CHIPPAWA PTY LTD
ACN 068 943 635
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
ILONA INVESTMENTS PTY LTD
ACN 068 943 626
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
WOLLONGONG MICROWAVE PTY LTD
ACN 065 146 321
by its attorney in the
presence of:

/s/ Christopher Robertson                                        /s/ Robert Birrell
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

CHRISTOPHER ROBERTSON                                            ROBERT BIRRELL
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
CHASE SECURITIES AUSTRALIA LIMITED
ACN 002 888 011
by its attorney in the
presence of:

/s/ Patrick St. John                                             /S/ JASON LEE
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

PATRICK ST. JOHN                                                 JASON LEE
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

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